FINANCIAL STATEMENTS

Separate Account I of National Integrity Life Insurance Company
Year Ended December 31, 2025
With Report of Independent Registered
Public Accounting Firm

Separate Account I
of
National Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

The Board of Directors of National Integrity Life Insurance Company and
The Contract Owners of Separate Account I of National Integrity Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account I of National Integrity Life Insurance Company (the Separate Account), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 20, 2026
1

Appendix A

Subaccounts comprising Separate Account I of National Integrity Life Insurance Company

Subaccounts	Statement of operations	Statements of changes in net assets
American Funds Insurance Series
Non-Affiliated Class 2:	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds I.S. Managed Risk Asset Allocation Fund
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund
American Funds I.S. Growth Fund
American Funds I.S. Growth-Income Fund
American Funds I.S. New World Fund

BlackRock Variable Series Funds
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

Columbia Funds Variable Portfolios
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 2:
Columbia VP – Small Cap Value Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager 50% Portfolio (formerly, Fidelity VIP Asset Manager Portfolio)
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio

2

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Non-Affiliated Initial Class (continued):	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Government Money Market
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (formerly, Fidelity VIP Asset Manager Portfolio)
Fidelity VIP Balanced Portfolio
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Extended Market Index Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

3

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund
Guggenheim VT Multi-Hedge Strategies Fund

iShares Trust
ETF Shares:
iShares® Core S&P 500 ETF
iShares® Core S&P Mid-Cap ETF
iShares® Core S&P Small-Cap ETF
iShares® Core U.S. Aggregate Bond ETF
iShares® iBoxx $ High Yield Corporate Bond ETF
iShares® 5-10 Year Investment Grade Corporate Bond ETF
iShares® International Treasury Bond ETF
iShares® S&P 500 Growth ETF
iShares® S&P 500 Value ETF
iShares® TIPS Bond ETF

Invesco (AIM) Variable Insurance Funds
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund

Lincoln Financial Group
Non-Affiliated Class 1:
LVIP JPMorgan Mid Cap Value Fund

Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio

4

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Advisor Class:
PIMCO VIT All Asset Portfolio
PIMCO VIT International Bond Portfolio (US Dollar Hedged)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

The Vanguard Index Funds
ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Vanguard® Large-Cap Index Fund, ETF Shares
Vanguard® Mega Cap Index Fund, ETF Shares
Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Vanguard® Total Bond Market Index Fund, ETF Shares
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	N/A	For the period January 1, 2024 through August 16, 2024
Investor Class:
Guggenheim VT Long Short Equity Fund
Morgan Stanley Variable Insurance Funds, Inc.	N/A	For the period January 1, 2024 through December 6, 2024
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF U.S. Real Estate Portfolio Class II
5

Separate Account I
of
National Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to) the general account of National Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$11,862,295	$1	$11,862,296	$12.66	to	$13.63	905,142
Touchstone VST Bond Fund	1,189,428	15	1,189,443	9.90	to	10.62	118,668
Touchstone VST Common Stock Fund	17,529,184	4	17,529,188	22.74	to	24.39	756,746
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	1,858,320	4	1,858,324	36.81	to	59.96	39,081
Fidelity VIP Overseas Portfolio	774,280	—	774,280	16.73	to	69.77	14,063
Fidelity VIP Equity-Income Portfolio	8,012,177	4	8,012,181	55.47	to	195.69	55,392
Fidelity VIP Growth Portfolio	6,997,062	1	6,997,063			458.23	15,270
Fidelity VIP High Income Portfolio	980,914	1	980,915			36.09	27,181
Fidelity VIP Asset Manager 50% Portfolio (a)	2,612,770	1	2,612,771			84.65	30,867
Fidelity VIP Contrafund® Portfolio	19,161,487	1	19,161,488	122.93	to	241.99	99,866
Fidelity VIP Index 500 Portfolio	5,069,303	(3)	5,069,300	49.35	to	176.64	47,272
Fidelity VIP Investment Grade Bond Portfolio	508,767	2	508,769	12.70	to	39.31	24,963
Fidelity VIP Government Money Market	7,897,607	(3)	7,897,604	9.42	to	11.46	753,357
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	427,882	1	427,883	66.35	to	68.72	6,449
Fidelity VIP Mid Cap Portfolio	3,656,494	2	3,656,496	120.82	to	128.48	29,870
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	569,737	4	569,741	20.83	to	31.26	24,240
Fidelity VIP Balanced Portfolio	6,838,349	(1)	6,838,348	32.74	to	50.69	185,965
Fidelity VIP Bond Index Portfolio	1,548,840	(1)	1,548,839	9.51	to	9.86	161,587
Fidelity VIP Contrafund® Portfolio	20,857,051	4	20,857,055	51.66	to	101.21	309,763
Fidelity VIP Disciplined Small Cap Portfolio	1,482,858	(1)	1,482,857	29.48	to	41.07	46,880
Fidelity VIP Equity-Income Portfolio	5,113,537	(3)	5,113,534	26.96	to	47.88	143,776
Fidelity VIP Extended Market Index Portfolio	92,666	(1)	92,665	16.21	to	16.81	5,717
Fidelity VIP Freedom 2010 Portfolio	258,991	4	258,995	17.47	to	21.39	14,132
Fidelity VIP Freedom 2015 Portfolio	256,763	—	256,763	18.87	to	23.10	12,416
Fidelity VIP Freedom 2020 Portfolio	260,724	2	260,726	19.94	to	24.41	12,335
Fidelity VIP Freedom 2025 Portfolio	2,231,111	1	2,231,112	21.96	to	26.88	99,638
Fidelity VIP Freedom 2030 Portfolio	225,431	(2)	225,429	23.01	to	28.51	9,278
Fidelity VIP Growth Portfolio	6,009,206	—	6,009,206	56.63	to	91.16	87,191
Fidelity VIP High Income Portfolio	2,455,454	1	2,455,455	17.22	to	31.30	104,937
Fidelity VIP Index 500 Portfolio	36,755,668	(4)	36,755,664	45.32	to	66.55	771,693
Fidelity VIP International Index Portfolio	553,552	—	553,552	13.78	to	16.09	35,445
Fidelity VIP Investment Grade Bond Portfolio	8,973,540	(5)	8,973,535	12.22	to	18.96	643,998
Fidelity VIP Mid Cap Portfolio	5,790,440	(7)	5,790,433	32.93	to	81.00	132,437
Fidelity VIP Overseas Portfolio	2,160,931	1	2,160,932	16.06	to	32.46	113,434
Fidelity VIP Target Volatility Portfolio	282,161	2	282,163	17.23	to	18.54	16,280
Fidelity VIP Total Market Index Portfolio	1,395,668	(4)	1,395,664	21.54	to	22.33	64,417
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	1,591,399	5	1,591,404	30.84	to	34.07	49,386
Franklin Growth and Income VIP Fund	1,791,764	1	1,791,765	53.18	to	55.08	33,693
Franklin Income VIP Fund	2,102,151	(1)	2,102,150	39.10	to	40.49	53,734
LVIP JPMorgan Mid Cap Value Fund	367,154	—	367,154	38.32	to	58.49	6,847
Morgan Stanley VIF Emerging Markets Debt Portfolio	86,782	2	86,784	20.01	to	39.50	2,368
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	2,342,197	—	2,342,197	17.21	to	18.52	135,005
Columbia VP – Small Cap Value Fund	1,411,521	5	1,411,526	36.64	to	52.79	29,127
Franklin Growth and Income VIP Fund	4,320,017	(7)	4,320,010	29.32	to	54.47	110,053
Franklin Income VIP Fund	6,472,628	—	6,472,628	20.05	to	40.03	257,262
Franklin Large Cap Growth VIP Fund	2,234,390	7	2,234,397	38.91	to	66.53	42,753
Franklin Mutual Shares VIP Fund	7,599,787	(1)	7,599,786	19.13	to	40.14	334,103
Franklin Small Cap Value VIP Fund	1,080,167	(3)	1,080,164	26.77	to	34.98	38,685
Invesco V.I. American Franchise Fund	289,877	1	289,878	53.52	to	87.60	4,921
Invesco V.I. American Value Fund	4,070,282	(5)	4,070,277	37.92	to	44.28	103,411
Invesco V.I. Comstock Fund	2,715,862	2	2,715,864	31.34	to	64.02	73,917
Invesco V.I. EQV International Equity Fund	1,410,439	(4)	1,410,435	15.95	to	17.44	86,229
Invesco V.I. Discovery Mid Cap Growth Fund	721,623	(2)	721,621	16.38	to	16.90	43,933
Templeton Foreign VIP Fund	3,201,179	8	3,201,187	13.24	to	31.24	196,973
Templeton Global Bond VIP Fund	237,851	4	237,855	7.69	to	8.31	30,492
Templeton Growth VIP Fund	1,150,581	(2)	1,150,579	15.45	to	34.05	50,626
Morgan Stanley VIF Emerging Markets Debt Portfolio	585,986	6	585,992	14.56	to	29.45	31,483
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,613,121	(6)	1,613,115	11.87	to	53.20	80,871

(a) Name Change. See Note 1, if applicable.	6
(b) New Underlying Fund. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to) the general account of National Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	$3,675,380	$(2)	$3,675,378	$49.01	to	$53.59	73,449
BlackRock Global Allocation V.I. Fund	406,844	(6)	406,838	18.33	to	20.04	21,725
BlackRock High Yield V.I. Fund	175,042	(5)	175,037	14.73	to	15.55	11,920
BlackRock Total Return V.I. Fund	409,622	2	409,624	10.04	to	10.59	40,984
TOPS® Managed Risk Moderate Growth ETF Portfolio	391,664	(5)	391,659	14.32	to	15.47	27,175
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	968,814	(2)	968,812	10.23	to	10.79	94,498
American Funds I.S. Capital Income Builder Fund	2,377,865	(1)	2,377,864	16.14	to	17.13	146,398
American Funds I.S. Global Growth Fund	2,204,391	(3)	2,204,388	28.90	to	31.10	74,069
American Funds I.S. Growth Fund	4,121,668	2	4,121,670	50.48	to	54.31	80,547
American Funds I.S. Growth-Income Fund	3,048,934	3	3,048,937	34.49	to	37.11	86,458
American Funds I.S. New World Fund	1,346,979	1	1,346,980	17.82	to	19.18	73,919
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	479,059	—	479,059	48.80	to	52.38	9,469
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	1,731,164	(9)	1,731,155	26.37	to	47.17	54,888
Advisor Class:
PIMCO VIT All Asset Portfolio	927,123	(3)	927,120	17.01	to	19.45	51,787
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	7,254	(1)	7,253	11.02	to	11.63	633
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,649,865	3	1,649,868	5.87	to	8.47	270,409
PIMCO VIT Long-Term U.S. Government Portfolio	76,584	—	76,584	8.42	to	9.10	8,785
PIMCO VIT Low Duration Portfolio	965,622	3	965,625	10.61	to	12.41	84,763
PIMCO VIT Real Return Portfolio	528,384	4	528,388	12.06	to	14.39	39,819
PIMCO VIT Total Return Portfolio	14,261,738	3	14,261,741	11.95	to	15.10	1,015,349
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	70,301	3	70,304	6.89	to	9.01	9,868
Guggenheim VT Multi-Hedge Strategies Fund	174,467	2	174,469	8.58	to	11.48	19,581
ETF Shares:
iShares® Core S&P 500 ETF	10,645,927	1	10,645,928	37.59	to	137.34	87,341
iShares® Core S&P Mid-Cap ETF	3,058,932	1	3,058,933	28.14	to	88.44	38,390
iShares® Core S&P Small-Cap ETF	1,660,512	(3)	1,660,509	24.67	to	83.94	21,917
iShares® Core U.S. Aggregate Bond ETF	363,536	4	363,540	21.68	to	27.23	16,175
iShares® iBoxx $ High Yield Corporate Bond ETF	32,751	—	32,751	25.63	to	39.64	944
iShares® 5-10 Year Investment Grade Corporate Bond ETF	772,402	(1)	772,401	23.11	to	31.66	28,971
iShares® International Treasury Bond ETF	1,325,746	—	1,325,746	15.79	to	18.24	81,256
iShares® S&P 500 Growth ETF	1,344,151	(1)	1,344,150	40.23	to	172.82	8,835
iShares® S&P 500 Value ETF	312,019	3	312,022	33.23	to	97.42	3,497
iShares® TIPS Bond ETF	15,511	(3)	15,508	22.22	to	28.74	621
Vanguard® Developed Markets Index Fund, ETF Shares	1,538,797	(5)	1,538,792	29.91	to	58.66	29,115
Vanguard® Dividend Appreciation Index Fund, ETF Shares	709,369	(1)	709,368	33.34	to	107.97	7,647
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	196,254	(2)	196,252	24.91	to	38.56	5,716
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	11,355	(2)	11,353	22.94	to	34.92	334
Vanguard® Large-Cap Index Fund, ETF Shares	449,921	(2)	449,919	37.07	to	136.08	3,686
Vanguard® Mega Cap Index Fund, ETF Shares	148,350	1	148,351	38.95	to	147.19	1,109
Vanguard® Real Estate Index Fund, ETF Shares	200,907	(1)	200,906	22.25	to	56.38	4,184
Vanguard® Short-Term Bond Index Fund, ETF Shares	8,100	—	8,100	21.81	to	25.09	371
Vanguard® Total Bond Market Index Fund, ETF Shares	10,173,446	—	10,173,446	21.66	to	27.32	439,534

(a) Name Change. See Note 1, if applicable.	7
(b) New Underlying Fund. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2025

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$221,772	$177,110	$44,662	$(392,999)	$312,637	$1,410,747	$1,330,385	$1,375,047
Touchstone VST Bond Fund	44,608	17,689	26,919	(37,588)	—	76,952	39,364	66,283
Touchstone VST Common Stock Fund	57,820	236,707	(178,887)	881,528	2,427,867	(623,968)	2,685,427	2,506,540
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	30,724	24,626	6,098	76,616	91,646	58,520	226,782	232,880
Fidelity VIP Overseas Portfolio	12,162	11,323	839	65,492	68,105	7,748	141,345	142,184
Fidelity VIP Equity-Income Portfolio	136,141	106,129	30,012	284,902	424,105	508,535	1,217,542	1,247,554
Fidelity VIP Growth Portfolio	19,287	93,453	(74,166)	364,564	860,074	(262,931)	961,707	887,541
Fidelity VIP High Income Portfolio	62,180	14,360	47,820	(14,905)	—	55,640	40,735	88,555
Fidelity VIP Asset Manager 50% Portfolio (a)	62,949	36,051	26,898	48,093	121,510	137,278	306,881	333,779
Fidelity VIP Contrafund® Portfolio	25,188	245,849	(220,661)	839,453	2,890,229	(195,424)	3,534,258	3,313,597
Fidelity VIP Index 500 Portfolio	54,779	64,806	(10,027)	329,041	24,946	370,606	724,593	714,566
Fidelity VIP Investment Grade Bond Portfolio	18,815	8,070	10,745	(23,805)	—	46,170	22,365	33,110
Fidelity VIP Government Money Market	264,692	93,885	170,807	—	—	—	—	170,807
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	833	5,544	(4,711)	13,582	53,357	(14,785)	52,154	47,443
Fidelity VIP Mid Cap Portfolio	12,668	46,974	(34,306)	16,660	396,987	(38,284)	375,363	341,057
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	13,218	8,725	4,493	1,818	34,052	26,135	62,005	66,498
Fidelity VIP Balanced Portfolio	108,652	112,521	(3,869)	510,413	463,232	1,909	975,554	971,685
Fidelity VIP Bond Index Portfolio	48,476	22,606	25,870	(39,949)	—	94,324	54,375	80,245
Fidelity VIP Contrafund® Portfolio	—	277,837	(277,837)	1,137,953	3,284,753	(647,291)	3,775,415	3,497,578
Fidelity VIP Disciplined Small Cap Portfolio	11,127	20,165	(9,038)	65,420	124,013	20,798	210,231	201,193
Fidelity VIP Equity-Income Portfolio	79,729	68,904	10,825	96,684	282,102	380,445	759,231	770,056
Fidelity VIP Extended Market Index Portfolio	871	1,367	(496)	1,723	—	7,533	9,256	8,760
Fidelity VIP Freedom 2010 Portfolio	7,706	3,688	4,018	(1,286)	3,315	15,725	17,754	21,772
Fidelity VIP Freedom 2015 Portfolio	6,939	3,601	3,338	(4,989)	9,477	18,607	23,095	26,433
Fidelity VIP Freedom 2020 Portfolio	6,601	3,694	2,907	(11,212)	16,935	21,078	26,801	29,708
Fidelity VIP Freedom 2025 Portfolio	51,313	35,032	16,281	48,155	83,299	123,462	254,916	271,197
Fidelity VIP Freedom 2030 Portfolio	4,980	4,349	631	52,208	15,866	(26,710)	41,364	41,995
Fidelity VIP Growth Portfolio	2,868	83,002	(80,134)	225,665	776,485	(215,072)	787,078	706,944
Fidelity VIP High Income Portfolio	163,578	50,554	113,024	129,219	—	(28,245)	100,974	213,998
Fidelity VIP Index 500 Portfolio	329,794	509,876	(180,082)	3,528,482	194,327	1,682,383	5,405,192	5,225,110
Fidelity VIP International Index Portfolio	13,180	7,464	5,716	4,413	—	125,863	130,276	135,992

(a) Name Change. See Note 1, if applicable.	8
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations (continued)
For the Year Ended December 31, 2025

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Investment Grade Bond Portfolio	$314,828	$139,551	$175,277	$(331,712)	$—	$665,330	$333,618	$508,895
Fidelity VIP Mid Cap Portfolio	13,582	79,777	(66,195)	71,497	665,360	(126,819)	610,038	543,843
Fidelity VIP Overseas Portfolio	29,534	33,281	(3,747)	129,772	192,834	58,136	380,742	376,995
Fidelity VIP Target Volatility Portfolio	59,532	4,208	55,324	607	1,232	(33,060)	(31,221)	24,103
Fidelity VIP Total Market Index Portfolio	12,118	18,440	(6,322)	34,620	—	152,201	186,821	180,499
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	—	20,738	(20,738)	70,716	—	130,053	200,769	180,031
Franklin Growth and Income VIP Fund	38,007	22,918	15,089	(42,333)	146,472	124,949	229,088	244,177
Franklin Income VIP Fund	107,732	28,549	79,183	(14,310)	21,559	141,077	148,326	227,509
LVIP JPMorgan Mid Cap Value Fund	4,077	5,452	(1,375)	6,234	40,236	(33,755)	12,715	11,340
Morgan Stanley VIF Emerging Markets Debt Portfolio	11,938	1,111	10,827	(2,038)	—	1,944	(94)	10,733
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	52,818	30,095	22,723	7,935	120,016	35,164	163,115	185,838
Columbia VP – Small Cap Value Fund	12,900	19,247	(6,347)	(18,711)	222,138	(27,268)	176,159	169,812
Franklin Growth and Income VIP Fund	89,970	58,050	31,920	(193,772)	387,365	367,924	561,517	593,437
Franklin Income VIP Fund	319,813	92,586	227,227	5,079	67,223	362,871	435,173	662,400
Franklin Large Cap Growth VIP Fund	—	32,701	(32,701)	(48,914)	438,723	(234,519)	155,290	122,589
Franklin Mutual Shares VIP Fund	150,246	111,864	38,382	42,017	740,265	(100,998)	681,284	719,666
Franklin Small Cap Value VIP Fund	11,119	15,392	(4,273)	(405)	86,713	(20,716)	65,592	61,319
Invesco V.I. American Franchise Fund	—	4,538	(4,538)	18,558	29,221	(21,125)	26,654	22,116
Invesco V.I. American Value Fund	8,293	58,437	(50,144)	96,214	595,873	55,638	747,725	697,581
Invesco V.I. Comstock Fund	38,523	40,534	(2,011)	257,154	285,473	(129,692)	412,935	410,924
Invesco V.I. EQV International Equity Fund	16,171	20,816	(4,645)	(20,695)	88,247	136,651	204,203	199,558
Invesco V.I. Discovery Mid Cap Growth Fund	—	11,207	(11,207)	(23,210)	70,347	(8,795)	38,342	27,135
Templeton Foreign VIP Fund	73,126	44,606	28,520	107,981	204,177	410,550	722,708	751,228
Templeton Global Bond VIP Fund	—	3,686	(3,686)	(10,501)	—	46,700	36,199	32,513
Templeton Growth VIP Fund	8,563	14,738	(6,175)	10,276	73,508	118,928	202,712	196,537
Morgan Stanley VIF Emerging Markets Debt Portfolio	77,240	8,042	69,198	(22,154)	—	23,453	1,299	70,497
Morgan Stanley VIF Emerging Markets Equity Portfolio	5,219	21,421	(16,202)	(9,597)	49,480	372,171	412,054	395,852
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	—	54,829	(54,829)	(387,351)	441,981	370,826	425,456	370,627
BlackRock Global Allocation V.I. Fund	16,052	6,154	9,898	(6,845)	39,278	25,313	57,746	67,644
BlackRock High Yield V.I. Fund	15,958	3,666	12,292	(3,288)	379	8,626	5,717	18,009
BlackRock Total Return V.I. Fund	16,888	6,461	10,427	(33,744)	425	46,900	13,581	24,008
TOPS® Managed Risk Moderate Growth ETF Portfolio	10,027	9,183	844	61,709	—	(24,153)	37,556	38,400
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	40,927	17,198	23,729	(90,460)	—	127,688	37,228	60,957
American Funds I.S. Capital Income Builder Fund	64,810	36,102	28,708	157,293	—	206,236	363,529	392,237

(a) Name Change. See Note 1, if applicable.	9
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations (continued)
For the Year Ended December 31, 2025

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4 (continued):
American Funds I.S. Global Growth Fund	$25,281	$28,786	$(3,505)	$53,106	$268,674	$63,232	$385,012	$381,507
American Funds I.S. Growth Fund	5,090	58,052	(52,962)	52,828	318,539	348,651	720,018	667,056
American Funds I.S. Growth-Income Fund	21,772	45,137	(23,365)	190,617	560,132	(248,067)	502,682	479,317
American Funds I.S. New World Fund	11,403	18,189	(6,786)	38,534	52,814	209,712	301,060	294,274
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	5,994	5,977	17	(3,467)	25,598	26,362	48,493	48,510
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	17,406	21,020	(3,614)	6,000	96,123	78,123	180,246	176,632
Advisor Class:
PIMCO VIT All Asset Portfolio	39,537	12,733	26,804	(7,039)	—	83,699	76,660	103,464
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	820	339	481	(3,558)	—	3,575	17	498
PIMCO VIT CommodityRealReturn® Strategy Portfolio	42,848	23,798	19,050	(13,265)	—	243,779	230,514	249,564
PIMCO VIT Long-Term U.S. Government Portfolio	2,368	1,000	1,368	(124)	—	2,200	2,076	3,444
PIMCO VIT Low Duration Portfolio	44,908	17,111	27,797	(52,330)	—	71,233	18,903	46,700
PIMCO VIT Real Return Portfolio	17,550	7,766	9,784	(10,985)	—	35,157	24,172	33,956
PIMCO VIT Total Return Portfolio	582,298	214,667	367,631	(516,245)	—	1,166,166	649,921	1,017,552
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	1,354	1,094	260	(621)	—	1,182	561	821
Guggenheim VT Multi-Hedge Strategies Fund	4,113	2,805	1,308	357	—	(4,033)	(3,676)	(2,368)
ETF Shares:
iShares® Core S&P 500 ETF	140,047	284,028	(143,981)	2,207,448	—	(553,592)	1,653,856	1,509,875
iShares® Core S&P Mid-Cap ETF	44,140	80,981	(36,841)	299,218	—	(124,474)	174,744	137,903
iShares® Core S&P Small-Cap ETF	25,774	43,570	(17,796)	152,565	—	(79,327)	73,238	55,442
iShares® Core U.S. Aggregate Bond ETF	13,898	9,813	4,085	(3,201)	—	14,127	10,926	15,011
iShares® iBoxx $ High Yield Corporate Bond ETF	2,036	929	1,107	176	—	715	891	1,998
iShares® 5-10 Year Investment Grade Corporate Bond ETF	34,213	20,348	13,865	3,986	—	28,468	32,454	46,319
iShares® International Treasury Bond ETF	18,450	35,777	(17,327)	(74,290)	—	196,031	121,741	104,414
iShares® S&P 500 Growth ETF	6,531	36,835	(30,304)	474,951	—	(198,495)	276,456	246,152
iShares® S&P 500 Value ETF	5,306	7,814	(2,508)	29,955	—	1,994	31,949	29,441
iShares® TIPS Bond ETF	530	300	230	41	—	421	462	692
Vanguard® Developed Markets Index Fund, ETF Shares	53,050	40,854	12,196	163,964	—	257,569	421,533	433,729
Vanguard® Dividend Appreciation Index Fund, ETF Shares	11,845	18,246	(6,401)	47,710	—	32,835	80,545	74,144
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	5,476	5,097	379	8,311	—	30,025	38,336	38,715
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	545	213	332	423	—	69	492	824
Vanguard® Large-Cap Index Fund, ETF Shares	5,080	11,259	(6,179)	31,565	—	36,968	68,533	62,354
Vanguard® Mega Cap Index Fund, ETF Shares	1,456	3,488	(2,032)	16,074	—	8,722	24,796	22,764
Vanguard® Real Estate Index Fund, ETF Shares	7,679	5,376	2,303	6,543	—	(7,665)	(1,122)	1,181
Vanguard® Short-Term Bond Index Fund, ETF Shares	307	222	85	(464)	—	619	155	240
Vanguard® Total Bond Market Index Fund, ETF Shares	410,680	273,939	136,741	(138,002)	—	459,494	321,492	458,233

(a) Name Change. See Note 1, if applicable.	10
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$44,662	$(80,362)	$1,410,747	$1,375,047	$423,431	$(3,541,167)	$(98,700)	$(15,863)	$(3,232,299)	$(1,857,252)	$13,719,548	$11,862,296	2,163	(275,309)	(273,146)
Touchstone VST Bond Fund	26,919	(37,588)	76,952	66,283	43,500	(164,517)	37,540	(7,881)	(91,358)	(25,075)	1,214,518	1,189,443	12,000	(21,395)	(9,395)
Touchstone VST Common Stock Fund	(178,887)	3,309,395	(623,968)	2,506,540	191,348	(2,217,253)	(240,995)	(15,950)	(2,282,850)	223,690	17,305,498	17,529,188	8,717	(118,474)	(109,757)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	6,098	168,262	58,520	232,880	—	(188,530)	(1,214)	(169)	(189,913)	42,967	1,815,357	1,858,324	7	(5,187)	(5,180)
Fidelity VIP Overseas Portfolio	839	133,597	7,748	142,184	—	(140,491)	(10,344)	(166)	(151,001)	(8,817)	783,097	774,280	3	(3,481)	(3,478)
Fidelity VIP Equity-Income Portfolio	30,012	709,007	508,535	1,247,554	34,775	(977,022)	77,065	(956)	(866,138)	381,416	7,630,765	8,012,181	606	(6,786)	(6,180)
Fidelity VIP Growth Portfolio	(74,166)	1,224,638	(262,931)	887,541	—	(722,263)	(5,218)	(541)	(728,022)	159,519	6,837,544	6,997,063	—	(1,644)	(1,644)
Fidelity VIP High Income Portfolio	47,820	(14,905)	55,640	88,555	21,405	(517,938)	1,961	(188)	(494,760)	(406,205)	1,387,120	980,915	4,189	(18,855)	(14,666)
Fidelity VIP Asset Manager 50% Portfolio (a)	26,898	169,603	137,278	333,779	—	(340,754)	(2,628)	(521)	(343,903)	(10,124)	2,622,895	2,612,771	23	(4,305)	(4,282)
Fidelity VIP Contrafund® Portfolio	(220,661)	3,729,682	(195,424)	3,313,597	108,737	(1,331,118)	(218,507)	(1,851)	(1,442,739)	1,870,858	17,290,630	19,161,488	71	(8,067)	(7,996)
Fidelity VIP Index 500 Portfolio	(10,027)	353,987	370,606	714,566	—	(351,942)	(3)	(418)	(352,363)	362,203	4,707,097	5,069,300	2	(3,604)	(3,602)
Fidelity VIP Investment Grade Bond Portfolio	10,745	(23,805)	46,170	33,110	—	(156,324)	(33,890)	(225)	(190,439)	(157,329)	666,098	508,769	209	(12,793)	(12,584)
Fidelity VIP Government Money Market	170,807	—	—	170,807	52,875	(1,536,714)	2,319,703	(9,202)	826,662	997,469	6,900,135	7,897,604	613,323	(533,705)	79,618
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	(4,711)	66,939	(14,785)	47,443	—	(35,749)	(19)	(80)	(35,848)	11,595	416,288	427,883	5	(660)	(655)
Fidelity VIP Mid Cap Portfolio	(34,306)	413,647	(38,284)	341,057	—	(170,859)	(23,466)	(129)	(194,454)	146,603	3,509,893	3,656,496	—	(1,697)	(1,697)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	4,493	35,870	26,135	66,498	17,363	(204,326)	529	(1,879)	(188,313)	(121,815)	691,556	569,741	585	(10,158)	(9,573)
Fidelity VIP Balanced Portfolio	(3,869)	973,645	1,909	971,685	20,901	(3,546,733)	(264,650)	(6,133)	(3,796,615)	(2,824,930)	9,663,278	6,838,348	4,351	(117,899)	(113,548)
Fidelity VIP Bond Index Portfolio	25,870	(39,949)	94,324	80,245	—	(153,633)	(1,694)	(17,178)	(172,505)	(92,260)	1,641,099	1,548,839	8,762	(27,478)	(18,716)
Fidelity VIP Contrafund® Portfolio	(277,837)	4,422,706	(647,291)	3,497,578	225,651	(1,975,096)	(23,544)	(37,894)	(1,810,883)	1,686,695	19,170,360	20,857,055	7,135	(41,868)	(34,733)
Fidelity VIP Disciplined Small Cap Portfolio	(9,038)	189,433	20,798	201,193	15,465	(336,875)	(76,570)	(6,311)	(404,291)	(203,098)	1,685,955	1,482,857	2,096	(16,047)	(13,951)
Fidelity VIP Equity-Income Portfolio	10,825	378,786	380,445	770,056	87,177	(526,711)	(26,044)	(3,803)	(469,381)	300,675	4,812,859	5,113,534	266	(14,112)	(13,846)
Fidelity VIP Extended Market Index Portfolio	(496)	1,723	7,533	8,760	—	(4,091)	—	—	(4,091)	4,669	87,996	92,665	—	(271)	(271)
Fidelity VIP Freedom 2010 Portfolio	4,018	2,029	15,725	21,772	—	(20,793)	39	(512)	(21,266)	506	258,489	258,995	4	(1,206)	(1,202)
Fidelity VIP Freedom 2015 Portfolio	3,338	4,488	18,607	26,433	—	(187,566)	180,863	(114)	(6,817)	19,616	237,147	256,763	9,006	(9,987)	(981)
Fidelity VIP Freedom 2020 Portfolio	2,907	5,723	21,078	29,708	75	(75,715)	(4)	(529)	(76,173)	(46,465)	307,191	260,726	6	(3,994)	(3,988)
Fidelity VIP Freedom 2025 Portfolio	16,281	131,454	123,462	271,197	—	(266,784)	(10)	(28,978)	(295,772)	(24,575)	2,255,687	2,231,112	—	(13,804)	(13,804)
Fidelity VIP Freedom 2030 Portfolio	631	68,074	(26,710)	41,995	—	(206,498)	(132)	(34)	(206,664)	(164,669)	390,098	225,429	—	(9,188)	(9,188)
Fidelity VIP Growth Portfolio	(80,134)	1,002,150	(215,072)	706,944	9,213	(721,185)	46,390	(11,743)	(677,325)	29,619	5,979,587	6,009,206	3,872	(14,116)	(10,244)
Fidelity VIP High Income Portfolio	113,024	129,219	(28,245)	213,998	120	(1,395,149)	(604,202)	(1,955)	(2,001,186)	(1,787,188)	4,242,643	2,455,455	158,394	(251,308)	(92,914)
Fidelity VIP Index 500 Portfolio	(180,082)	3,722,809	1,682,383	5,225,110	383,664	(5,535,682)	(507,498)	(82,011)	(5,741,527)	(516,417)	37,272,081	36,755,664	9,987	(143,749)	(133,762)
Fidelity VIP International Index Portfolio	5,716	4,413	125,863	135,992	—	(34,229)	(9,662)	(4,662)	(48,553)	87,439	466,113	553,552	2,022	(5,638)	(3,616)
Fidelity VIP Investment Grade Bond Portfolio	175,277	(331,712)	665,330	508,895	25,035	(2,245,374)	271,156	(102,231)	(2,051,414)	(1,542,519)	10,516,054	8,973,535	36,984	(186,021)	(149,037)
Fidelity VIP Mid Cap Portfolio	(66,195)	736,857	(126,819)	543,843	61,469	(624,524)	38,033	(10,043)	(535,065)	8,778	5,781,655	5,790,433	5,350	(19,342)	(13,992)
Fidelity VIP Overseas Portfolio	(3,747)	322,606	58,136	376,995	20,104	(351,626)	(18,352)	(2,919)	(352,793)	24,202	2,136,730	2,160,932	7,351	(24,335)	(16,984)
Fidelity VIP Target Volatility Portfolio	55,324	1,839	(33,060)	24,103	—	(2,086)	1,293	(4,102)	(4,895)	19,208	262,955	282,163	219	(504)	(285)
Fidelity VIP Total Market Index Portfolio	(6,322)	34,620	152,201	180,499	—	(72,910)	135,655	(7,729)	55,016	235,515	1,160,149	1,395,664	8,592	(5,876)	2,716
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(20,738)	70,716	130,053	180,031	—	(118,968)	1,459	(272)	(117,781)	62,250	1,529,154	1,591,404	74	(4,060)	(3,986)
Franklin Growth and Income VIP Fund	15,089	104,139	124,949	244,177	—	(40,925)	(18,791)	(244)	(59,960)	184,217	1,607,548	1,791,765	—	(1,192)	(1,192)
Franklin Income VIP Fund	79,183	7,249	141,077	227,509	16,196	(241,376)	(14,264)	(353)	(239,797)	(12,288)	2,114,438	2,102,150	108	(6,564)	(6,456)
LVIP JPMorgan Mid Cap Value Fund	(1,375)	46,470	(33,755)	11,340	—	(26,182)	(25,147)	(84)	(51,413)	(40,073)	407,227	367,154	1	(989)	(988)
Morgan Stanley VIF Emerging Markets Debt Portfolio	10,827	(2,038)	1,944	10,733	—	(2,116)	(246)	(18)	(2,380)	8,353	78,431	86,784	—	(68)	(68)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	22,723	127,951	35,164	185,838	—	(156,625)	386,543	(9,094)	220,824	406,662	1,935,535	2,342,197	22,828	(10,412)	12,416
Columbia VP – Small Cap Value Fund	(6,347)	203,427	(27,268)	169,812	7,215	(235,747)	6,674	(3,624)	(225,482)	(55,670)	1,467,196	1,411,526	782	(5,845)	(5,063)
Franklin Growth and Income VIP Fund	31,920	193,593	367,924	593,437	6,584	(338,721)	(11,214)	(1,620)	(344,971)	248,466	4,071,544	4,320,010	446	(10,666)	(10,220)

(a) Name Change. See Note 1, if applicable.	11
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Income VIP Fund	$227,227	$72,302	$362,871	$662,400	$70,339	$(1,028,232)	$105,883	$(2,250)	$(854,260)	$(191,860)	$6,664,488	$6,472,628	8,226	(49,536)	(41,310)
Franklin Large Cap Growth VIP Fund	(32,701)	389,809	(234,519)	122,589	44,460	(303,235)	17,806	(4,945)	(245,914)	(123,325)	2,357,722	2,234,397	975	(6,514)	(5,539)
Franklin Mutual Shares VIP Fund	38,382	782,282	(100,998)	719,666	189,720	(1,511,076)	144,822	(48,766)	(1,225,300)	(505,634)	8,105,420	7,599,786	12,444	(74,089)	(61,645)
Franklin Small Cap Value VIP Fund	(4,273)	86,308	(20,716)	61,319	25,455	(91,957)	26,604	(1,049)	(40,947)	20,372	1,059,792	1,080,164	1,541	(2,982)	(1,441)
Invesco V.I. American Franchise Fund	(4,538)	47,779	(21,125)	22,116	—	(16,174)	(91,388)	(688)	(108,250)	(86,134)	376,012	289,878	136	(1,787)	(1,651)
Invesco V.I. American Value Fund	(50,144)	692,087	55,638	697,581	6,243	(725,260)	(145,098)	(31,501)	(895,616)	(198,035)	4,268,312	4,070,277	5,660	(30,943)	(25,283)
Invesco V.I. Comstock Fund	(2,011)	542,627	(129,692)	410,924	16,135	(611,019)	(123,132)	(19,903)	(737,919)	(326,995)	3,042,859	2,715,864	1,413	(22,640)	(21,227)
Invesco V.I. EQV International Equity Fund	(4,645)	67,552	136,651	199,558	27,765	(346,054)	(29,479)	(11,465)	(359,233)	(159,675)	1,570,110	1,410,435	2,409	(26,056)	(23,647)
Invesco V.I. Discovery Mid Cap Growth Fund	(11,207)	47,137	(8,795)	27,135	1,300	(76,372)	15,448	(4,088)	(63,712)	(36,577)	758,198	721,621	2,664	(6,266)	(3,602)
Templeton Foreign VIP Fund	28,520	312,158	410,550	751,228	21,314	(479,901)	(126,936)	(21,534)	(607,057)	144,171	3,057,016	3,201,187	6,229	(55,167)	(48,938)
Templeton Global Bond VIP Fund	(3,686)	(10,501)	46,700	32,513	700	(39,935)	4,320	(44)	(34,959)	(2,446)	240,301	237,855	941	(5,531)	(4,590)
Templeton Growth VIP Fund	(6,175)	83,784	118,928	196,537	—	(36,715)	88,055	(757)	50,583	247,120	903,459	1,150,579	3,379	(2,409)	970
Morgan Stanley VIF Emerging Markets Debt Portfolio	69,198	(22,154)	23,453	70,497	29,000	(31,602)	340	(1,323)	(3,585)	66,912	519,080	585,992	2,280	(2,461)	(181)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(16,202)	39,883	372,171	395,852	18,285	(155,400)	(29,011)	(3,695)	(169,821)	226,031	1,387,084	1,613,115	3,153	(12,316)	(9,163)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(54,829)	54,630	370,826	370,627	54,313	(714,169)	(43,138)	(18,439)	(721,433)	(350,806)	4,026,184	3,675,378	4,753	(19,808)	(15,055)
BlackRock Global Allocation V.I. Fund	9,898	32,433	25,313	67,644	19,346	(124,749)	(5,233)	(2,209)	(112,845)	(45,201)	452,039	406,838	197	(6,993)	(6,796)
BlackRock High Yield V.I. Fund	12,292	(2,909)	8,626	18,009	—	(101,269)	1,662	(194)	(99,801)	(81,792)	256,829	175,037	282	(7,135)	(6,853)
BlackRock Total Return V.I. Fund	10,427	(33,319)	46,900	24,008	—	(134,344)	69,584	(5,252)	(70,012)	(46,004)	455,628	409,624	8,067	(15,332)	(7,265)
TOPS® Managed Risk Moderate Growth ETF Portfolio	844	61,709	(24,153)	38,400	—	(412,619)	2,002	(6,188)	(416,805)	(378,405)	770,064	391,659	188	(30,998)	(30,810)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	23,729	(90,460)	127,688	60,957	—	(333,642)	47,265	(12,014)	(298,391)	(237,434)	1,206,246	968,812	8,011	(37,516)	(29,505)
American Funds I.S. Capital Income Builder Fund	28,708	157,293	206,236	392,237	—	(693,473)	(8,808)	(8,441)	(710,722)	(318,485)	2,696,349	2,377,864	965	(49,622)	(48,657)
American Funds I.S. Global Growth Fund	(3,505)	321,780	63,232	381,507	1,431	(241,183)	(6,968)	(6,708)	(253,428)	128,079	2,076,309	2,204,388	886	(10,243)	(9,357)
American Funds I.S. Growth Fund	(52,962)	371,367	348,651	667,056	—	(357,034)	89,552	(11,465)	(278,947)	388,109	3,733,561	4,121,670	3,581	(9,293)	(5,712)
American Funds I.S. Growth-Income Fund	(23,365)	750,749	(248,067)	479,317	1,300	(638,098)	17,437	(8,546)	(627,907)	(148,590)	3,197,527	3,048,937	2,033	(21,072)	(19,039)
American Funds I.S. New World Fund	(6,786)	91,348	209,712	294,274	2,148	(147,746)	(37,415)	(6,405)	(189,418)	104,856	1,242,124	1,346,980	1,123	(13,074)	(11,951)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	17	22,131	26,362	48,510	3,025	(13,010)	645	(54)	(9,394)	39,116	439,943	479,059	88	(281)	(193)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(3,614)	102,123	78,123	176,632	—	(138,578)	19,182	(1,376)	(120,772)	55,860	1,675,295	1,731,155	1,890	(5,447)	(3,557)
Advisor Class:
PIMCO VIT All Asset Portfolio	26,804	(7,039)	83,699	103,464	—	(36,070)	31,112	(1,007)	(5,965)	97,499	829,621	927,120	2,032	(2,433)	(401)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	481	(3,558)	3,575	498	—	(21,484)	(13,255)	—	(34,739)	(34,241)	41,494	7,253	5	(3,156)	(3,151)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	19,050	(13,265)	243,779	249,564	1,544	(109,767)	(9,849)	(5,321)	(123,393)	126,171	1,523,697	1,649,868	8,376	(29,716)	(21,340)
PIMCO VIT Long-Term U.S. Government Portfolio	1,368	(124)	2,200	3,444	480	(34)	639	(11)	1,074	4,518	72,066	76,584	127	(5)	122
PIMCO VIT Low Duration Portfolio	27,797	(52,330)	71,233	46,700	—	(695,982)	9,490	(7,320)	(693,812)	(647,112)	1,612,737	965,625	3,319	(65,465)	(62,146)
PIMCO VIT Real Return Portfolio	9,784	(10,985)	35,157	33,956	30,274	(119,080)	5,389	(349)	(83,766)	(49,810)	578,198	528,388	2,906	(9,356)	(6,450)
PIMCO VIT Total Return Portfolio	367,631	(516,245)	1,166,166	1,017,552	55,434	(2,425,372)	217,810	(133,601)	(2,285,729)	(1,268,177)	15,529,918	14,261,741	49,922	(219,070)	(169,148)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	260	(621)	1,182	821	—	(17,535)	1,469	(424)	(16,490)	(15,669)	85,973	70,304	257	(2,670)	(2,413)
Guggenheim VT Multi-Hedge Strategies Fund	1,308	357	(4,033)	(2,368)	—	(48,518)	10,488	(808)	(38,838)	(41,206)	215,675	174,469	1,133	(5,306)	(4,173)
ETF Shares:
iShares® Core S&P 500 ETF	(143,981)	2,207,448	(553,592)	1,509,875	158,076	(2,262,535)	(543,186)	—	(2,647,645)	(1,137,770)	11,783,698	10,645,928	5,214	(28,646)	(23,432)
iShares® Core S&P Mid-Cap ETF	(36,841)	299,218	(124,474)	137,903	44,864	(673,078)	192,358	—	(435,856)	(297,953)	3,356,886	3,058,933	4,253	(9,864)	(5,611)
iShares® Core S&P Small-Cap ETF	(17,796)	152,565	(79,327)	55,442	23,087	(347,385)	116,563	—	(207,735)	(152,293)	1,812,802	1,660,509	3,177	(5,888)	(2,711)
iShares® Core U.S. Aggregate Bond ETF	4,085	(3,201)	14,127	15,011	1,700	(15,227)	16,757	—	3,230	18,241	345,299	363,540	1,599	(1,436)	163
iShares® iBoxx $ High Yield Corporate Bond ETF	1,107	176	715	1,998	—	(6,496)	671	—	(5,825)	(3,827)	36,578	32,751	58	(231)	(173)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	13,865	3,986	28,468	46,319	1,275	(5,589)	20,179	—	15,865	62,184	710,217	772,401	1,918	(1,336)	582
iShares® International Treasury Bond ETF	(17,327)	(74,290)	196,031	104,414	21,576	(337,214)	54,081	—	(261,557)	(157,143)	1,482,889	1,325,746	10,553	(26,754)	(16,201)
iShares® S&P 500 Growth ETF	(30,304)	474,951	(198,495)	246,152	17,192	(459,245)	(142,837)	—	(584,890)	(338,738)	1,682,888	1,344,150	778	(5,119)	(4,341)
iShares® S&P 500 Value ETF	(2,508)	29,955	1,994	29,441	—	(54,328)	9,056	—	(45,272)	(15,831)	327,853	312,022	157	(700)	(543)

(a) Name Change. See Note 1, if applicable.	12
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
iShares® TIPS Bond ETF	$230	$41	$421	$692	$—	$—	$39	$—	$39	$731	$14,777	$15,508	5	(3)	2
Vanguard® Developed Markets Index Fund, ETF Shares	12,196	163,964	257,569	433,729	21,913	(344,556)	(197,807)	—	(520,450)	(86,721)	1,625,513	1,538,792	1,183	(12,553)	(11,370)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(6,401)	47,710	32,835	74,144	2,975	(43,657)	(10,273)	—	(50,955)	23,189	686,179	709,368	133	(694)	(561)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	379	8,311	30,025	38,715	—	(9,753)	(14,781)	—	(24,534)	14,181	182,071	196,252	151	(917)	(766)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	332	423	69	824	—	(1,573)	2	—	(1,571)	(747)	12,100	11,353	—	(49)	(49)
Vanguard® Large-Cap Index Fund, ETF Shares	(6,179)	31,565	36,968	62,354	—	(13,504)	(17,451)	—	(30,955)	31,399	418,520	449,919	102	(365)	(263)
Vanguard® Mega Cap Index Fund, ETF Shares	(2,032)	16,074	8,722	22,764	—	(8,313)	(8,138)	—	(16,451)	6,313	142,038	148,351	45	(171)	(126)
Vanguard® Real Estate Index Fund, ETF Shares	2,303	6,543	(7,665)	1,181	—	(22,112)	16,760	—	(5,352)	(4,171)	205,077	200,906	362	(447)	(85)
Vanguard® Short-Term Bond Index Fund, ETF Shares	85	(464)	619	240	—	(358)	306	—	(52)	188	7,912	8,100	31	(33)	(2)
Vanguard® Total Bond Market Index Fund, ETF Shares	136,741	(138,002)	459,494	458,233	152,411	(2,407,911)	505,058	—	(1,750,442)	(1,292,209)	11,465,655	10,173,446	43,365	(120,694)	(77,329)

(a) Name Change. See Note 1, if applicable.	13
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$36,942	$(489,824)	$2,078,015	$1,625,133	$61,716	$(2,487,751)	$(9,195)	$(22,489)	$(2,457,719)	$(832,586)	$14,552,134	$13,719,548	4,579	(226,154)	(221,575)
Touchstone VST Bond Fund	43,430	(18,644)	(20,127)	4,659	39,940	(156,269)	115,058	(11,066)	(12,337)	(7,678)	1,222,196	1,214,518	13,400	(14,768)	(1,368)
Touchstone VST Common Stock Fund	(188,884)	2,708,157	801,110	3,320,383	457,257	(4,101,259)	(683,187)	(24,859)	(4,352,048)	(1,031,665)	18,337,163	17,305,498	7,222	(239,010)	(231,788)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	6,561	196,418	68,799	271,778	—	(290,883)	(66,603)	(230)	(357,716)	(85,938)	1,901,295	1,815,357	—	(9,187)	(9,187)
Fidelity VIP Overseas Portfolio	1,822	144,659	(106,817)	39,664	—	(171,875)	(27,737)	(193)	(199,805)	(160,141)	943,238	783,097	—	(4,894)	(4,894)
Fidelity VIP Equity-Income Portfolio	24,135	791,549	259,998	1,075,682	232,876	(1,440,585)	(25,132)	(1,168)	(1,234,009)	(158,327)	7,789,092	7,630,765	507	(13,742)	(13,235)
Fidelity VIP Growth Portfolio	(95,665)	2,070,958	(255,086)	1,720,207	—	(973,643)	(7,666)	(668)	(981,977)	738,230	6,099,314	6,837,544	—	(2,492)	(2,492)
Fidelity VIP High Income Portfolio	66,221	(19,448)	57,077	103,850	31,473	(187,203)	7,163	(206)	(148,773)	(44,923)	1,432,043	1,387,120	219	(4,811)	(4,592)
Fidelity VIP Asset Manager Portfolio	26,642	46,769	113,949	187,360	19,863	(226,910)	1,936	(581)	(205,692)	(18,332)	2,641,227	2,622,895	61	(2,793)	(2,732)
Fidelity VIP Contrafund® Portfolio	(200,893)	3,048,061	1,729,342	4,576,510	437,460	(1,890,778)	(512,540)	(1,987)	(1,967,845)	2,608,665	14,681,965	17,290,630	1,365	(15,609)	(14,244)
Fidelity VIP Index 500 Portfolio	(3,847)	244,986	675,126	916,265	—	(254,357)	(4)	(558)	(254,919)	661,346	4,045,751	4,707,097	—	(4,743)	(4,743)
Fidelity VIP Investment Grade Bond Portfolio	15,318	(29,609)	19,201	4,910	—	(177,013)	(2)	(255)	(177,270)	(172,360)	838,458	666,098	—	(7,752)	(7,752)
Fidelity VIP Government Money Market	132,906	—	—	132,906	5,313	(225,222)	3,585,272	(4,994)	3,360,369	3,493,275	3,406,860	6,900,135	419,020	(90,952)	328,068
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	(5,337)	96,432	2,855	93,950	—	(11,654)	1	(86)	(11,739)	82,211	334,077	416,288	—	(222)	(222)
Fidelity VIP Mid Cap Portfolio	(30,859)	480,744	43,580	493,465	—	(144,616)	(1)	(169)	(144,786)	348,679	3,161,214	3,509,893	2	(1,346)	(1,344)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	5,592	7,053	32,123	44,768	—	(59,910)	1,439	(2,304)	(60,775)	(16,007)	707,563	691,556	102	(3,221)	(3,119)
Fidelity VIP Balanced Portfolio	22,052	634,566	642,204	1,298,822	177,484	(1,380,100)	(56,416)	(9,298)	(1,268,330)	30,492	9,632,786	9,663,278	8,819	(50,905)	(42,086)
Fidelity VIP Bond Index Portfolio	20,325	(20,995)	(6,766)	(7,436)	31,984	(104,775)	174,426	(22,574)	79,061	71,625	1,569,474	1,641,099	22,630	(13,984)	8,646
Fidelity VIP Contrafund® Portfolio	(275,712)	4,208,016	1,390,428	5,322,732	206,638	(3,289,560)	(739,018)	(53,525)	(3,875,465)	1,447,267	17,723,093	19,170,360	9,630	(90,904)	(81,274)
Fidelity VIP Disciplined Small Cap Portfolio	(12,549)	157,651	136,125	281,227	7,848	(593,854)	(34,129)	(8,902)	(629,037)	(347,810)	2,033,765	1,685,955	2,982	(26,797)	(23,815)
Fidelity VIP Equity-Income Portfolio	9,073	431,011	181,852	621,936	93,142	(429,877)	7,587	(4,730)	(333,878)	288,058	4,524,801	4,812,859	9,768	(19,434)	(9,666)
Fidelity VIP Extended Market Index Portfolio	(319)	1,496	7,278	8,455	—	(4,245)	—	—	(4,245)	4,210	83,786	87,996	1	(300)	(299)
Fidelity VIP Freedom 2010 Portfolio	5,019	(1,339)	6,033	9,713	—	(19,428)	159	(665)	(19,934)	(10,221)	268,710	258,489	6	(1,215)	(1,209)
Fidelity VIP Freedom 2015 Portfolio	3,655	7,056	(203)	10,508	—	(78)	3	(125)	(200)	10,308	226,839	237,147	2	(12)	(10)
Fidelity VIP Freedom 2020 Portfolio	3,883	7,941	4,791	16,615	75	(5,990)	12,378	(646)	5,817	22,432	284,759	307,191	643	(366)	277
Fidelity VIP Freedom 2025 Portfolio	16,766	22,181	108,897	147,844	—	(99,599)	(20)	(36,838)	(136,457)	11,387	2,244,300	2,255,687	—	(6,943)	(6,943)
Fidelity VIP Freedom 2030 Portfolio	2,439	3,272	21,195	26,906	—	(3,200)	7,255	(39)	4,016	30,922	359,176	390,098	341	(161)	180
Fidelity VIP Growth Portfolio	(83,043)	1,662,034	(167,723)	1,411,268	83,003	(674,757)	(13,142)	(15,684)	(620,580)	790,688	5,188,899	5,979,587	4,266	(14,570)	(10,304)
Fidelity VIP High Income Portfolio	196,411	7,335	81,490	285,236	120	(269,566)	13,961	(2,487)	(257,972)	27,264	4,215,379	4,242,643	977	(14,195)	(13,218)
Fidelity VIP Index 500 Portfolio	(138,740)	2,970,087	4,515,284	7,346,631	869,279	(4,966,608)	452,393	(123,442)	(3,768,378)	3,578,253	33,693,828	37,272,081	33,432	(134,732)	(101,300)
Fidelity VIP International Index Portfolio	6,052	(5,557)	14,858	15,353	9,801	(38,118)	25,404	(5,462)	(8,375)	6,978	459,135	466,113	4,997	(5,676)	(679)
Fidelity VIP Investment Grade Bond Portfolio	200,762	(267,159)	86,009	19,612	65,722	(1,687,255)	891,697	(151,061)	(880,897)	(861,285)	11,377,339	10,516,054	72,426	(138,724)	(66,298)
Fidelity VIP Mid Cap Portfolio	(75,502)	1,147,028	(51,134)	1,020,392	19,131	(946,528)	(767,580)	(12,844)	(1,707,821)	(687,429)	6,469,084	5,781,655	3,938	(40,703)	(36,765)
Fidelity VIP Overseas Portfolio	(2,720)	221,741	(133,245)	85,776	24,484	(364,380)	172	(4,081)	(343,805)	(258,029)	2,394,759	2,136,730	1,431	(21,774)	(20,343)
Fidelity VIP Target Volatility Portfolio	(209)	14,277	14,836	28,904	—	(154,936)	(900)	(6,061)	(161,897)	(132,993)	395,948	262,955	218	(10,472)	(10,254)
Fidelity VIP Total Market Index Portfolio	(3,921)	27,551	167,700	191,330	14,987	(41,667)	284,899	(9,347)	248,872	440,202	719,947	1,160,149	21,999	(6,760)	15,239
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(21,715)	94,840	89,663	162,788	60,033	(188,714)	(66,844)	(431)	(195,956)	(33,168)	1,562,322	1,529,154	435	(7,567)	(7,132)
Franklin Growth and Income VIP Fund	16,188	(276,334)	534,976	274,830	—	(296,625)	(545)	(254)	(297,424)	(22,594)	1,630,142	1,607,548	—	(6,464)	(6,464)
Franklin Income VIP Fund	79,871	(11,291)	56,797	125,377	28,116	(190,050)	1,737	(421)	(160,618)	(35,241)	2,149,679	2,114,438	102	(4,757)	(4,655)
LVIP JPMorgan Mid Cap Value Fund	(1,099)	80,326	(26,507)	52,720	—	(51,466)	(2)	(101)	(51,569)	1,151	406,076	407,227	1	(1,007)	(1,006)
Morgan Stanley VIF Emerging Markets Debt Portfolio	6,875	(1,539)	1,785	7,121	—	(1,286)	(594)	(15)	(1,895)	5,226	73,205	78,431	—	(60)	(60)
Morgan Stanley VIF U.S. Real Estate Portfolio	5,349	(17,854)	63,473	50,968	775	(55,151)	(425,044)	(80)	(479,500)	(428,532)	428,532	—	28	(11,234)	(11,206)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	7,183	31,786	198,506	237,475	—	(208,321)	(7,800)	(12,782)	(228,903)	8,572	1,926,963	1,935,535	96	(15,075)	(14,979)
Columbia VP – Small Cap Value Fund	(13,194)	7,198	105,081	99,085	2,053	(131,207)	(53,198)	(5,285)	(187,637)	(88,552)	1,555,748	1,467,196	766	(5,431)	(4,665)
Franklin Growth and Income VIP Fund	36,901	(308,183)	904,415	633,133	14,643	(597,709)	1,027	(2,094)	(584,133)	49,000	4,022,544	4,071,544	1,216	(18,117)	(16,901)

(a) Name Change. See Note 1, if applicable.	14
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Income VIP Fund	$279,249	$(87,573)	$226,106	$417,782	$212,502	$(1,577,464)	$94,067	$(2,725)	$(1,273,620)	$(855,838)	$7,520,326	$6,664,488	13,646	(79,720)	(66,074)
Franklin Large Cap Growth VIP Fund	(32,873)	215,604	293,288	476,019	176	(96,938)	58,285	(6,565)	(45,042)	430,977	1,926,745	2,357,722	3,354	(4,144)	(790)
Franklin Mutual Shares VIP Fund	41,155	(91,005)	861,847	811,997	95,281	(1,098,527)	(197,223)	(71,634)	(1,272,103)	(460,106)	8,565,526	8,105,420	14,249	(81,936)	(67,687)
Franklin Small Cap Value VIP Fund	(6,165)	3,504	107,192	104,531	78,730	(238,694)	(6,863)	(1,573)	(168,400)	(63,869)	1,123,661	1,059,792	1,153	(7,634)	(6,481)
Invesco V.I. American Franchise Fund	(5,506)	(15,334)	125,695	104,855	—	(60,434)	(15,671)	(1,587)	(77,692)	27,163	348,849	376,012	14	(1,646)	(1,632)
Invesco V.I. American Value Fund	(30,966)	276,521	892,880	1,138,435	12,854	(679,916)	(554,952)	(46,355)	(1,268,369)	(129,934)	4,398,246	4,268,312	2,951	(44,131)	(41,180)
Invesco V.I. Comstock Fund	649	365,674	41,740	408,063	19,291	(479,482)	(106,614)	(30,627)	(597,432)	(189,369)	3,232,228	3,042,859	2,395	(23,368)	(20,973)
Invesco V.I. EQV International Equity Fund	223	139	(10,762)	(10,400)	24,770	(294,493)	82,938	(18,203)	(204,988)	(215,388)	1,785,498	1,570,110	8,254	(22,020)	(13,766)
Invesco V.I. Discovery Mid Cap Growth Fund	(11,189)	(11,717)	170,467	147,561	3,800	(34,773)	(37,140)	(5,101)	(73,214)	74,347	683,851	758,198	1,274	(6,059)	(4,785)
Templeton Foreign VIP Fund	32,224	41,586	(134,695)	(60,885)	14,028	(395,117)	45,221	(31,928)	(367,796)	(428,681)	3,485,697	3,057,016	21,346	(49,554)	(28,208)
Templeton Global Bond VIP Fund	(3,952)	(6,874)	(24,751)	(35,577)	700	(17,493)	11,174	(48)	(5,667)	(41,244)	281,545	240,301	1,580	(2,356)	(776)
Templeton Growth VIP Fund	(5,182)	1,468	38,909	35,195	47,018	(106,185)	28,091	(1,125)	(32,201)	2,994	900,465	903,459	3,741	(5,124)	(1,383)
Morgan Stanley VIF Emerging Markets Debt Portfolio	46,434	(36,265)	38,827	48,996	21,883	(90,354)	446	(1,776)	(69,801)	(20,805)	539,885	519,080	333	(5,272)	(4,939)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(2,611)	(25,852)	132,282	103,819	28,811	(208,519)	(126,574)	(4,893)	(311,175)	(207,356)	1,594,440	1,387,084	3,125	(26,848)	(23,723)
Morgan Stanley VIF U.S. Real Estate Portfolio	19,328	(87,657)	299,122	230,793	8,250	(242,138)	(1,780,894)	(9,279)	(2,024,061)	(1,793,268)	1,793,268	—	6,238	(140,145)	(133,907)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(57,594)	1,633,431	(557,554)	1,018,283	84,754	(563,641)	(132,354)	(25,017)	(636,258)	382,025	3,644,159	4,026,184	5,224	(20,884)	(15,660)
BlackRock Global Allocation V.I. Fund	(580)	30,258	4,531	34,209	280	(102,174)	3,307	(3,309)	(101,896)	(67,687)	519,726	452,039	324	(6,960)	(6,636)
BlackRock High Yield V.I. Fund	12,817	(518)	2,760	15,059	—	(3,523)	3,089	(279)	(713)	14,346	242,483	256,829	256	(301)	(45)
BlackRock Total Return V.I. Fund	11,223	(3,153)	(9,747)	(1,677)	—	(10,207)	46,279	(6,868)	29,204	27,527	428,101	455,628	4,776	(1,641)	3,135
TOPS® Managed Risk Moderate Growth ETF Portfolio	7,900	(489,958)	535,046	52,988	—	(282,200)	11,956	(9,381)	(279,625)	(226,637)	996,701	770,064	846	(22,176)	(21,330)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	29,819	(25,906)	(9,742)	(5,829)	51,998	(148,806)	124,672	(15,790)	12,074	6,245	1,200,001	1,206,246	12,836	(11,335)	1,501
American Funds I.S. Capital Income Builder Fund	46,273	56,070	122,116	224,459	7,949	(117,121)	(139,563)	(11,911)	(260,646)	(36,187)	2,732,536	2,696,349	1,692	(20,804)	(19,112)
American Funds I.S. Global Growth Fund	267	118,009	109,900	228,176	9,143	(226,601)	44,029	(8,829)	(182,258)	45,918	2,030,391	2,076,309	3,058	(10,828)	(7,770)
American Funds I.S. Growth Fund	(56,039)	674,821	472,483	1,091,265	255,210	(1,866,242)	69,619	(13,716)	(1,555,129)	(463,864)	4,197,425	3,733,561	9,021	(48,229)	(39,208)
American Funds I.S. Growth-Income Fund	(17,212)	276,424	364,956	624,168	1,300	(490,329)	(23,680)	(11,577)	(524,286)	99,882	3,097,645	3,197,527	1,051	(20,300)	(19,249)
American Funds I.S. New World Fund	(4,362)	47,047	32,144	74,829	12,346	(273,431)	33,191	(8,935)	(236,829)	(162,000)	1,404,124	1,242,124	3,166	(18,821)	(15,655)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(721)	4,774	38,155	42,208	2,575	(37,815)	420	(59)	(34,879)	7,329	432,614	439,943	74	(830)	(756)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(6,958)	7,429	145,715	146,186	13,677	(240,589)	14,409	(1,855)	(214,358)	(68,172)	1,743,467	1,675,295	1,445	(10,388)	(8,943)
Advisor Class:
PIMCO VIT All Asset Portfolio	43,801	(27,597)	4,111	20,315	16,500	(125,678)	12,893	(871)	(97,156)	(76,841)	906,462	829,621	1,874	(7,766)	(5,892)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	869	(117)	819	1,571	—	(450)	—	—	(450)	1,121	40,373	41,494	—	(41)	(41)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	8,664	(25,320)	56,286	39,630	239,750	(374,682)	101,703	(7,282)	(40,511)	(881)	1,524,578	1,523,697	22,774	(29,938)	(7,164)
PIMCO VIT Long-Term U.S. Government Portfolio	2,274	(83,394)	65,608	(15,512)	1,500	(197,432)	87,638	(11)	(108,305)	(123,817)	195,883	72,066	9,703	(22,540)	(12,837)
PIMCO VIT Low Duration Portfolio	38,987	(10,202)	17,035	45,820	3,975	(125,416)	69,417	(9,686)	(61,710)	(15,890)	1,628,627	1,612,737	6,760	(12,464)	(5,704)
PIMCO VIT Real Return Portfolio	8,016	(35,281)	34,242	6,977	1,620	(202,425)	(59,083)	(659)	(260,547)	(253,570)	831,768	578,198	1,220	(21,927)	(20,707)
PIMCO VIT Total Return Portfolio	402,662	(518,443)	293,291	177,510	70,704	(2,470,730)	1,342,342	(188,766)	(1,246,450)	(1,068,940)	16,598,858	15,529,918	108,900	(204,897)	(95,997)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	1,386	2,165	(4,674)	(1,123)	44	(35,298)	8,783	(880)	(27,351)	(28,474)	114,447	85,973	1,273	(5,215)	(3,942)
Guggenheim VT Multi-Hedge Strategies Fund	7,968	7,690	(26,223)	(10,565)	—	(56,007)	16,767	(996)	(40,236)	(50,801)	266,476	215,675	1,987	(6,163)	(4,176)
Guggenheim VT Long Short Equity Fund	(417)	13,081	(7,935)	4,729	—	(22,082)	(36,937)	(34)	(59,053)	(54,324)	54,324	—	—	(4,563)	(4,563)
ETF Shares:
iShares® Core S&P 500 ETF	(149,225)	2,137,937	461,100	2,449,812	113,683	(1,951,338)	(1,241,328)	—	(3,078,983)	(629,171)	12,412,869	11,783,698	1,909	(33,017)	(31,108)
iShares® Core S&P Mid-Cap ETF	(44,459)	459,920	(25,177)	390,284	30,123	(610,153)	(201,735)	—	(781,765)	(391,481)	3,748,367	3,356,886	1,822	(12,318)	(10,496)
iShares® Core S&P Small-Cap ETF	(10,328)	153,171	(28,077)	114,766	15,524	(296,808)	(72,961)	—	(354,245)	(239,479)	2,052,281	1,812,802	1,229	(6,126)	(4,897)
iShares® Core U.S. Aggregate Bond ETF	3,177	(8,559)	(1,713)	(7,095)	1,200	(87,268)	36,961	—	(49,107)	(56,202)	401,501	345,299	1,768	(4,100)	(2,332)
iShares® iBoxx $ High Yield Corporate Bond ETF	1,219	(283)	836	1,772	—	(2,607)	1,731	—	(876)	896	35,682	36,578	57	(84)	(27)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	10,920	3,170	(10,101)	3,989	900	(25,687)	60,140	—	35,353	39,342	670,875	710,217	2,497	(1,093)	1,404
iShares® International Treasury Bond ETF	(31,191)	(39,415)	(68,514)	(139,120)	14,484	(255,658)	239,611	—	(1,563)	(140,683)	1,623,572	1,482,889	15,439	(15,199)	240
iShares® S&P 500 Growth ETF	(35,738)	420,169	110,761	495,192	3,150	(343,531)	(236,166)	—	(576,547)	(81,355)	1,764,243	1,682,888	190	(5,340)	(5,150)
iShares® S&P 500 Value ETF	(1,712)	28,147	5,109	31,544	—	(42,127)	(14,485)	—	(56,612)	(25,068)	352,921	327,853	30	(750)	(720)

(a) Name Change. See Note 1, if applicable.	15
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
iShares® TIPS Bond ETF	$(141)	$(4,491)	$4,092	$(540)	$—	$(32,113)	$1,231	$—	$(30,882)	$(31,422)	$46,199	$14,777	58	(1,506)	(1,448)
Vanguard® Developed Markets Index Fund, ETF Shares	9,659	99,000	(92,951)	15,708	14,552	(297,838)	77,816	—	(205,470)	(189,762)	1,815,275	1,625,513	2,891	(7,785)	(4,894)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(6,054)	80,259	16,993	91,198	2,100	(95,390)	(26,940)	—	(120,230)	(29,032)	715,211	686,179	33	(1,599)	(1,566)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	742	(247)	13,187	13,682	—	(18,399)	(16)	—	(18,415)	(4,733)	186,804	182,071	296	(960)	(664)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	322	161	(401)	82	—	(3,581)	53	—	(3,528)	(3,446)	15,546	12,100	3	(129)	(126)
Vanguard® Large-Cap Index Fund, ETF Shares	(5,815)	95,610	(2,488)	87,307	—	(129,112)	(36,019)	—	(165,131)	(77,824)	496,344	418,520	15	(1,798)	(1,783)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,738)	19,055	12,917	30,234	—	(14,402)	(9,894)	—	(24,296)	5,938	136,100	142,038	3	(239)	(236)
Vanguard® Real Estate Index Fund, ETF Shares	2,482	11,541	(9,903)	4,120	—	(42,828)	(2,699)	—	(45,527)	(41,407)	246,484	205,077	397	(1,382)	(985)
Vanguard® Short-Term Bond Index Fund, ETF Shares	44	(806)	800	38	—	(1,776)	917	—	(859)	(821)	8,733	7,912	44	(87)	(43)
Vanguard® Total Bond Market Index Fund, ETF Shares	120,148	(260,350)	6,489	(133,713)	101,496	(2,012,193)	1,423,640	—	(487,057)	(620,770)	12,086,425	11,465,655	62,600	(84,135)	(21,535)

(a) Name Change. See Note 1, if applicable.	16
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements
December 31, 2025
1. Organization and Nature of Operations

National Integrity Life Insurance Company Separate Account I (”the Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the National Integrity Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of Integrity Life Insurance Company (“Integrity”), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guarantee rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”). In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division, a quarterly rate option or a Systematic Transfer Option (“STO”). All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Columbia Funds Variable Portfolios
Non-Affiliated Class 2:	Non-Affiliated Class 1:
American Funds I.S. Managed Risk Asset Allocation Fund	Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 4:	Non-Affiliated Class 2:
American Funds I.S. The Bond Fund of America	Columbia VP – Small Cap Value Fund
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund	DWS Investments VIT Funds
American Funds I.S. Growth Fund	Non-Affiliated Class A:
American Funds I.S. Growth-Income Fund	DWS Small Cap Index VIP Fund
American Funds I.S. New World Fund	Non-Affiliated Class B:
DWS Small Cap Index VIP Fund
BlackRock Variable Series Funds
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund
17

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 1:
Fidelity VIP Balanced Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP Overseas Portfolio	Franklin Income VIP Fund
Fidelity VIP Equity-Income Portfolio	Non-Affiliated Class 2:
Fidelity VIP Growth Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP High Income Portfolio	Franklin Income VIP Fund
Fidelity VIP Asset Manager 50% Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Index 500 Portfolio	Franklin Small Cap Value VIP Fund
Fidelity VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Fidelity VIP Government Money Market	Templeton Global Bond VIP Fund
Non-Affiliated Service Class:	Templeton Growth VIP Fund
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Non-Affiliated Service Class 2:	Investor Class:
Fidelity VIP Asset Manager 50% Portfolio	Guggenheim VT Global Managed Futures Strategy Fund
Fidelity VIP Balanced Portfolio	Guggenheim VT Multi-Hedge Strategies Fund
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio	iShares Trust
Fidelity VIP Disciplined Small Cap Portfolio	ETF Shares:
Fidelity VIP Equity-Income Portfolio	iShares® Core S&P 500 ETF
Fidelity VIP Extended Market Index Portfolio	iShares® Core S&P Mid-Cap ETF
Fidelity VIP Freedom 2010 Portfolio	iShares® Core S&P Small-Cap ETF
Fidelity VIP Freedom 2015 Portfolio	iShares® Core U.S. Aggregate Bond ETF
Fidelity VIP Freedom 2020 Portfolio	iShares® iBoxx $ High Yield Corporate Bond ETF
Fidelity VIP Freedom 2025 Portfolio	iShares® 5-10 Year Investment Grade Corporate Bond ETF
Fidelity VIP Freedom 2030 Portfolio	iShares® International Treasury Bond ETF
Fidelity VIP Growth Portfolio	iShares® S&P 500 Growth ETF
Fidelity VIP High Income Portfolio	iShares® S&P 500 Value ETF
Fidelity VIP Index 500 Portfolio	iShares® TIPS Bond ETF
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio	Invesco (AIM) Variable Insurance Funds
Fidelity VIP Mid Cap Portfolio	Non-Affiliated Class 2:
Fidelity VIP Overseas Portfolio	Invesco V.I. American Franchise Fund
Fidelity VIP Target Volatility Portfolio	Invesco V.I. American Value Fund
Fidelity VIP Total Market Index Portfolio	Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund
18

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Lincoln Financial Group	Northern Lights Variable Trust
Non-Affiliated:	Non-Affiliated Class 3:
LVIP JPMorgan Mid Cap Value Fund	TOPS® Managed Risk Moderate Growth ETF Portfolio

Morgan Stanley Variable Insurance Funds, Inc.	Touchstone Variable Series Trust
Non-Affiliated Class 1:	Affiliated Service Class:
Morgan Stanley VIF Emerging Markets Debt Portfolio	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Morgan Stanley Variable Insurance Funds, Inc.	Touchstone VST Common Stock Fund
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio	The Vanguard Index Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Pimco Variable Insurance Trust	Vanguard® Dividend Appreciation Index Fund, ETF Shares
Advisor Class:	Vanguard® Emerging Markets Stock Index Fund, ETF Shares
PIMCO VIT All Asset Portfolio	Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	Vanguard® Large-Cap Index Fund, ETF Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Vanguard® Mega Cap Index Fund, ETF Shares
PIMCO VIT Long-Term U.S. Government Portfolio	Vanguard® Real Estate Index Fund, ETF Shares
PIMCO VIT Low Duration Portfolio	Vanguard® Short-Term Bond Index Fund, ETF Shares
PIMCO VIT Real Return Portfolio	Vanguard® Total Bond Market Index Fund, ETF Shares
PIMCO VIT Total Return Portfolio

19

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

During the year ended December 31, 2025, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2025	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Asset Manager Portfolio

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the years ended December 31, 2025 and December 31, 2024 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 8/16/2024	Guggenheim VT Long Short Equity Fund
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio Class II

American Trust Custody, a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 99 investment subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

20

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2025. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares of the Funds are determined based on identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair Value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

21

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements in accordance with the US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Reporting

In this reporting period, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
22

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)

Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.

23

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2025 and the cost of investments held at December 31, 2025, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$559,133	$(3,434,135)	$10,655,811
Touchstone VST Bond Fund	161,157	(225,603)	1,317,555
Touchstone VST Common Stock Fund	2,667,095	(2,700,963)	14,325,630
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	122,673	(214,846)	1,360,424
Fidelity VIP Overseas Portfolio	80,309	(162,367)	601,719
Fidelity VIP Equity-Income Portfolio	664,554	(1,076,577)	6,515,282
Fidelity VIP Growth Portfolio	879,361	(821,477)	6,275,562
Fidelity VIP High Income Portfolio	203,297	(650,238)	935,838
Fidelity VIP Asset Manager 50% Portfolio (a)	186,344	(381,841)	2,304,173
Fidelity VIP Contrafund® Portfolio	2,925,073	(1,698,244)	14,117,655
Fidelity VIP Index 500 Portfolio	79,724	(417,262)	1,720,302
Fidelity VIP Investment Grade Bond Portfolio	21,818	(201,510)	557,775
Fidelity VIP Government Money Market	6,596,174	(5,598,702)	7,897,607
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	54,431	(41,633)	381,082
Fidelity VIP Mid Cap Portfolio	409,656	(241,428)	3,472,168
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	58,683	(208,453)	510,140
Fidelity VIP Balanced Portfolio	736,181	(4,073,435)	5,718,905
Fidelity VIP Bond Index Portfolio	130,872	(277,506)	1,638,849
Fidelity VIP Contrafund® Portfolio	3,680,171	(2,484,143)	16,708,527
Fidelity VIP Disciplined Small Cap Portfolio	187,063	(476,376)	1,166,188
Fidelity VIP Equity-Income Portfolio	369,531	(545,980)	4,339,014
Fidelity VIP Extended Market Index Portfolio	871	(5,458)	65,769
Fidelity VIP Freedom 2010 Portfolio	11,099	(25,030)	256,438
Fidelity VIP Freedom 2015 Portfolio	197,283	(191,284)	256,513
Fidelity VIP Freedom 2020 Portfolio	23,614	(79,944)	268,269
Fidelity VIP Freedom 2025 Portfolio	134,618	(330,812)	2,030,904
Fidelity VIP Freedom 2030 Portfolio	20,847	(211,010)	196,804
Fidelity VIP Growth Portfolio	1,030,547	(1,011,528)	5,919,873
Fidelity VIP High Income Portfolio	3,672,475	(5,560,633)	2,434,103
Fidelity VIP Index 500 Portfolio	939,391	(6,666,685)	20,338,231
Fidelity VIP International Index Portfolio	41,033	(83,871)	427,932
Fidelity VIP Investment Grade Bond Portfolio	817,213	(2,693,348)	9,905,325
Fidelity VIP Mid Cap Portfolio	905,009	(840,903)	5,671,820
Fidelity VIP Overseas Portfolio	346,260	(509,968)	1,900,105
Fidelity VIP Target Volatility Portfolio	64,235	(12,575)	312,401
Fidelity VIP Total Market Index Portfolio	183,892	(135,197)	1,034,636

(a) Name Change. See Note 1, if applicable.	24
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

3. Investments (Continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	$2,040	$(140,566)	$797,420
Franklin Growth and Income VIP Fund	184,479	(82,877)	1,632,664
Franklin Income VIP Fund	133,065	(272,120)	1,987,400
LVIP JPMorgan Mid Cap Value Fund	44,312	(56,863)	409,765
Morgan Stanley VIF Emerging Markets Debt Portfolio	11,938	(3,491)	106,683
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	564,881	(201,318)	2,226,174
Columbia VP – Small Cap Value Fund	266,745	(276,439)	1,365,792
Franklin Growth and Income VIP Fund	490,192	(415,872)	4,024,409
Franklin Income VIP Fund	593,014	(1,152,823)	6,221,439
Franklin Large Cap Growth VIP Fund	475,733	(315,628)	2,168,776
Franklin Mutual Shares VIP Fund	1,157,596	(1,604,250)	7,404,783
Franklin Small Cap Value VIP Fund	136,729	(95,232)	1,014,672
Invesco V.I. American Franchise Fund	35,102	(118,667)	221,927
Invesco V.I. American Value Fund	779,630	(1,129,510)	3,352,353
Invesco V.I. Comstock Fund	365,755	(820,214)	2,328,619
Invesco V.I. EQV International Equity Fund	140,967	(416,594)	1,368,248
Invesco V.I. Discovery Mid Cap Growth Fund	108,813	(113,384)	770,835
Templeton Foreign VIP Fund	399,571	(773,933)	2,611,521
Templeton Global Bond VIP Fund	6,986	(45,634)	240,526
Templeton Growth VIP Fund	181,625	(63,708)	932,720
Morgan Stanley VIF Emerging Markets Debt Portfolio	113,430	(47,820)	679,040
Morgan Stanley VIF Emerging Markets Equity Portfolio	92,126	(228,672)	1,302,275
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	651,626	(985,907)	4,039,876
BlackRock Global Allocation V.I. Fund	58,491	(122,160)	432,443
BlackRock High Yield V.I. Fund	20,360	(107,486)	177,653
BlackRock Total Return V.I. Fund	96,262	(155,422)	438,077
TOPS® Managed Risk Moderate Growth ETF Portfolio	12,587	(428,547)	326,325
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	120,908	(395,570)	1,050,844
American Funds I.S. Capital Income Builder Fund	78,907	(760,920)	1,789,491
American Funds I.S. Global Growth Fund	316,767	(305,026)	1,947,445
American Funds I.S. Growth Fund	482,929	(496,315)	3,022,243
American Funds I.S. Growth-Income Fund	640,577	(731,720)	2,558,195
American Funds I.S. New World Fund	81,572	(224,964)	1,104,686
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	35,199	(18,977)	445,564
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	166,019	(194,276)	1,683,569

(a) Name Change. See Note 1, if applicable.	25
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

3. Investments (Continued)

Subaccount	Purchases	Sales	Cost
Advisor Class:
PIMCO VIT All Asset Portfolio	$73,513	$(52,675)	$953,066
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	876	(35,135)	7,723
PIMCO VIT CommodityRealReturn® Strategy Portfolio	89,188	(193,531)	1,620,690
PIMCO VIT Long-Term U.S. Government Portfolio	3,486	(1,044)	83,344
PIMCO VIT Low Duration Portfolio	82,226	(748,240)	970,124
PIMCO VIT Real Return Portfolio	54,801	(128,784)	560,448
PIMCO VIT Total Return Portfolio	1,263,473	(3,181,574)	15,499,749
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	3,082	(19,311)	70,100
Guggenheim VT Multi-Hedge Strategies Fund	13,975	(51,505)	179,554
ETF Shares:
iShares® Core S&P 500 ETF	695,240	(3,487,009)	6,836,326
iShares® Core S&P Mid-Cap ETF	357,071	(829,770)	2,221,467
iShares® Core S&P Small-Cap ETF	239,217	(464,768)	1,264,826
iShares® Core U.S. Aggregate Bond ETF	49,054	(41,744)	450,595
iShares® iBoxx $ High Yield Corporate Bond ETF	3,988	(8,708)	92,077
iShares® 5-10 Year Investment Grade Corporate Bond ETF	84,096	(54,389)	880,656
iShares® International Treasury Bond ETF	191,059	(469,943)	1,465,027
iShares® S&P 500 Growth ETF	107,284	(722,511)	789,742
iShares® S&P 500 Value ETF	17,786	(65,586)	220,685
iShares® TIPS Bond ETF	628	(364)	23,506
Vanguard® Developed Markets Index Fund, ETF Shares	109,210	(617,464)	1,423,038
Vanguard® Dividend Appreciation Index Fund, ETF Shares	22,282	(79,630)	483,203
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	9,832	(33,989)	188,052
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	561	(1,799)	21,943
Vanguard® Large-Cap Index Fund, ETF Shares	14,762	(51,873)	256,072
Vanguard® Mega Cap Index Fund, ETF Shares	5,745	(24,220)	71,042
Vanguard® Real Estate Index Fund, ETF Shares	25,097	(28,159)	244,873
Vanguard® Short-Term Bond Index Fund, ETF Shares	961	(929)	10,241
Vanguard® Total Bond Market Index Fund, ETF Shares	1,411,171	(3,024,863)	13,174,115

(a) Name Change. See Note 1, if applicable.	26
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below are under “Mortality and Expense %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract owner's account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and	Annual Administration
		Expense %	Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	Varoom	1.75	N/A
	Varoom - Standard option	2.35	N/A
	Varoom - Self Styled Option	2.55	N/A
14	Varoom II	1.90	N/A
	Varoom II - Standard Option	2.55	N/A
	Varoom II - Self Styled Option	2.75	N/A
	VAROOM II - Standard Option II	3.00	N/A
	VAROOM II - Self Styled Option II	3.20	N/A
For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.
27

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the contract owner's account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

28

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

29

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2025		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	905	$12.66	to	$13.63	$11,862	1.80%	0.60%	to	2.15%	11.73%	to	13.49%
Touchstone VST Bond Fund	119	9.90	to	10.62	1,189	3.75%	0.60%	to	1.67%	5.54%	to	6.69%
Touchstone VST Common Stock Fund	757	22.74	to	24.39	17,529	0.34%	0.60%	to	1.67%	15.68%	to	16.94%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	39	36.81	to	38.13	1,858	1.70%	1.10%	to	1.35%	13.65%	to	13.94%
Fidelity VIP Overseas Portfolio	14	16.73	to	20.48	774	1.47%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	55	55.47	to	57.45	8,012	1.74%	1.10%	to	1.35%	17.41%	to	17.71%
Fidelity VIP Growth Portfolio	15	458.23	to	458.23	6,997	0.28%	1.35%	to	1.35%	13.35%	to	13.35%
Fidelity VIP High Income Portfolio	27			36.09	981	5.89%			1.35%			8.87%
Fidelity VIP Asset Manager 50% Portfolio (a)	31			84.65	2,613	2.37%			1.35%			13.43%
Fidelity VIP Contrafund® Portfolio	100	122.93	to	127.32	19,161	0.14%	1.10%	to	1.35%	19.84%	to	20.15%
Fidelity VIP Index 500 Portfolio	47	49.35	to	52.09	5,069	1.15%	1.10%	to	1.45%	16.07%	to	16.48%
Fidelity VIP Investment Grade Bond Portfolio	25	13.87	to	16.97	509	3.22%	0.60%	to	1.67%	5.43%	to	6.58%
Fidelity VIP Government Money Market	753	10.04	to	11.46	7,898	4.05%	0.60%	to	3.20%	0.80%	to	3.51%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	6	66.35	to	68.72	428	0.20%	1.10%	to	1.35%	13.23%	to	13.52%
Fidelity VIP Mid Cap Portfolio	30	120.82	to	128.48	3,656	0.37%	1.10%	to	1.35%	10.16%	to	10.43%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	24	26.15	to	31.26	570	2.25%	0.60%	to	1.67%	12.73%	to	13.96%
Fidelity VIP Balanced Portfolio	186	42.23	to	50.69	6,838	1.38%	0.60%	to	1.67%	13.04%	to	14.27%
Fidelity VIP Bond Index Portfolio	162	9.51	to	9.86	1,549	3.11%	1.00%	to	1.55%	5.11%	to	5.69%
Fidelity VIP Contrafund® Portfolio	310	86.73	to	96.13	20,857	—%	0.60%	to	1.67%	19.17%	to	20.47%
Fidelity VIP Disciplined Small Cap Portfolio	47	29.48	to	36.08	1,483	0.77%	0.60%	to	1.67%	15.14%	to	16.39%
Fidelity VIP Equity-Income Portfolio	144	43.65	to	47.88	5,114	1.64%	0.60%	to	1.67%	16.76%	to	18.03%
Fidelity VIP Extended Market Index Portfolio	6	16.21	to	16.81	93	0.99%	1.00%	to	1.55%	10.30%	to	10.91%
Fidelity VIP Freedom 2010 Portfolio	14	17.47	to	21.39	259	2.96%	0.60%	to	1.67%	8.42%	to	9.60%
Fidelity VIP Freedom 2015 Portfolio	12	18.87	to	23.10	257	2.65%	0.60%	to	1.67%	9.79%	to	10.99%
Fidelity VIP Freedom 2020 Portfolio	12	19.94	to	24.41	261	2.44%	0.60%	to	1.67%	11.11%	to	12.32%
Fidelity VIP Freedom 2025 Portfolio	100	21.96	to	26.88	2,231	2.24%	0.60%	to	1.67%	12.33%	to	13.55%
Fidelity VIP Freedom 2030 Portfolio	9	23.01	to	28.16	225	1.63%	0.60%	to	1.67%	13.24%	to	14.47%
Fidelity VIP Growth Portfolio	87	83.89	to	91.16	6,009	0.05%	0.60%	to	1.67%	12.70%	to	13.92%
Fidelity VIP High Income Portfolio	105	23.40	to	27.24	2,455	4.80%	0.60%	to	1.67%	8.47%	to	9.65%
Fidelity VIP Index 500 Portfolio	772	66.55	to	55.29	36,756	0.92%	0.60%	to	1.67%	15.52%	to	16.78%
Fidelity VIP International Index Portfolio	35	15.52	to	16.09	554	2.58%	1.00%	to	1.55%	30.77%	to	31.50%
Fidelity VIP Investment Grade Bond Portfolio	644	14.08	to	17.64	8,974	3.29%	0.60%	to	1.67%	5.14%	to	6.29%
Fidelity VIP Mid Cap Portfolio	132	67.29	to	68.84	5,790	0.24%	0.60%	to	1.67%	9.63%	to	10.82%
Fidelity VIP Overseas Portfolio	113	32.21	to	32.17	2,161	1.30%	0.60%	to	1.67%	18.05%	to	19.33%
Fidelity VIP Target Volatility Portfolio	16	17.23	to	18.54	282	22.10%	1.00%	to	1.60%	9.13%	to	9.79%
Fidelity VIP Total Market Index Portfolio	64	21.54	to	22.33	1,396	0.97%	1.00%	to	1.55%	15.05%	to	15.69%

(a) Name Change. See Note 1, if applicable.	30
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2025		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	49	$30.84	to	$34.07	$1,591	—%	1.00%	to	1.67%	12.28%	to	13.04%
Franklin Growth and Income VIP Fund	34	53.18	to	55.08	1,792	2.25%	1.10%	to	1.35%	15.40%	to	15.70%
Franklin Income VIP Fund	54	39.10	to	40.49	2,102	5.11%	1.10%	to	1.35%	11.35%	to	11.63%
LVIP JPMorgan Mid Cap Value Fund	7	52.23	to	58.49	367	1.06%	1.00%	to	1.67%	2.97%	to	3.67%
Morgan Stanley VIF Emerging Markets Debt Portfolio	2	30.52	to	33.49	87	14.48%	1.00%	to	1.55%	13.54%	to	14.18%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	135	17.21	to	18.52	2,342	2.71%	1.00%	to	1.60%	9.89%	to	10.56%
Columbia VP – Small Cap Value Fund	29	47.15	to	52.79	1,412	0.97%	1.00%	to	1.67%	12.75%	to	13.52%
Franklin Growth and Income VIP Fund	110	44.67	to	49.10	4,320	2.17%	0.60%	to	1.67%	14.95%	to	16.20%
Franklin Income VIP Fund	257	30.46	to	33.98	6,473	4.95%	0.60%	to	1.67%	10.68%	to	11.88%
Franklin Large Cap Growth VIP Fund	43	51.98	to	59.22	2,234	—%	0.60%	to	1.67%	5.43%	to	6.58%
Franklin Mutual Shares VIP Fund	334	31.59	to	35.60	7,600	1.96%	0.60%	to	1.67%	9.66%	to	10.85%
Franklin Small Cap Value VIP Fund	39	26.77	to	32.76	1,080	1.08%	0.60%	to	1.67%	5.86%	to	7.01%
Invesco V.I. American Franchise Fund	5	66.46	to	76.69	290	—%	0.60%	to	1.67%	9.53%	to	10.72%
Invesco V.I. American Value Fund	103	37.92	to	42.75	4,070	0.21%	1.00%	to	1.67%	18.74%	to	19.55%
Invesco V.I. Comstock Fund	74	50.17	to	55.15	2,716	1.36%	0.60%	to	1.67%	15.19%	to	16.44%
Invesco V.I. EQV International Equity Fund	86	15.95	to	17.44	1,410	1.12%	1.00%	to	1.60%	14.37%	to	15.07%
Invesco V.I. Discovery Mid Cap Growth Fund	44	16.38	to	16.90	722	—%	1.00%	to	1.55%	2.91%	to	3.49%
Templeton Foreign VIP Fund	197	24.85	to	26.31	3,201	2.36%	0.60%	to	1.67%	27.04%	to	28.42%
Templeton Global Bond VIP Fund	30	7.69	to	8.31	238	—%	1.00%	to	1.60%	13.88%	to	14.57%
Templeton Growth VIP Fund	51	26.95	to	28.99	1,151	0.86%	0.60%	to	1.67%	21.76%	to	23.08%
Morgan Stanley VIF Emerging Markets Debt Portfolio	31	24.13	to	27.27	586	14.13%	0.60%	to	1.67%	13.31%	to	14.54%
Morgan Stanley VIF Emerging Markets Equity Portfolio	81	39.98	to	39.19	1,613	0.36%	0.60%	to	1.67%	30.68%	to	32.10%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	73	49.01	to	53.59	3,675	—%	1.00%	to	1.60%	9.99%	to	10.66%
BlackRock Global Allocation V.I. Fund	22	18.33	to	20.04	407	3.85%	1.00%	to	1.60%	17.60%	to	18.32%
BlackRock High Yield V.I. Fund	12	14.73	to	15.55	175	6.71%	1.00%	to	1.55%	7.39%	to	7.99%
BlackRock Total Return V.I. Fund	41	10.04	to	10.59	410	4.09%	1.00%	to	1.55%	5.94%	to	6.53%
TOPS® Managed Risk Moderate Growth ETF Portfolio	27	14.32	to	15.47	392	1.71%	1.00%	to	1.60%	8.47%	to	9.13%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	94	10.23	to	10.79	969	3.67%	1.00%	to	1.55%	5.32%	to	5.91%
American Funds I.S. Capital Income Builder Fund	146	16.14	to	17.13	2,378	2.64%	1.00%	to	1.55%	18.29%	to	18.96%
American Funds I.S. Global Growth Fund	74	28.90	to	31.10	2,204	1.20%	1.00%	to	1.60%	19.40%	to	20.13%
American Funds I.S. Growth Fund	81	50.48	to	54.31	4,122	0.13%	1.00%	to	1.60%	18.01%	to	18.73%
American Funds I.S. Growth-Income Fund	86	34.49	to	37.11	3,049	0.69%	1.00%	to	1.60%	15.89%	to	16.59%
American Funds I.S. New World Fund	74	17.82	to	19.18	1,347	0.89%	1.00%	to	1.60%	25.88%	to	26.65%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	9	48.80	to	52.38	479	1.36%	1.10%	to	1.45%	11.00%	to	11.40%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	55	42.18	to	43.75	1,731	1.06%	0.60%	to	1.67%	10.49%	to	11.69%

(a) Name Change. See Note 1, if applicable.	31
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2025		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	52	$17.25	to	$19.45	$927	4.52%	1.00%	to	1.67%	12.29%	to	13.05%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1	11.02	to	11.63	7	3.45%	1.00%	to	1.55%	2.23%	to	2.80%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	270	5.87	to	6.61	1,650	2.70%	1.00%	to	1.67%	16.68%	to	17.48%
PIMCO VIT Long-Term U.S. Government Portfolio	9	8.42	to	9.10	77	3.18%	1.00%	to	1.60%	4.49%	to	5.12%
PIMCO VIT Low Duration Portfolio	85	11.01	to	12.41	966	3.85%	1.00%	to	1.67%	3.66%	to	4.36%
PIMCO VIT Real Return Portfolio	40	12.76	to	14.39	528	3.23%	1.00%	to	1.67%	5.94%	to	6.66%
PIMCO VIT Total Return Portfolio	1,015	13.39	to	15.10	14,262	4.00%	1.00%	to	1.67%	6.96%	to	7.69%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	10	6.89	to	7.74	70	1.85%	1.00%	to	1.67%	1.92%	to	2.62%
Guggenheim VT Multi-Hedge Strategies Fund	20	8.58	to	9.67	174	2.19%	1.00%	to	1.67%	(0.45)%	to	0.23%
ETF Shares:
iShares® Core S&P 500 ETF	87	37.59	to	137.34	10,646	1.27%	1.75%	to	3.20%	14.08%	to	15.79%
iShares® Core S&P Mid-Cap ETF	38	28.14	to	86.99	3,059	1.40%	1.75%	to	3.20%	3.98%	to	5.54%
iShares® Core S&P Small-Cap ETF	22	24.67	to	82.70	1,661	1.51%	1.75%	to	3.20%	2.50%	to	4.03%
iShares® Core U.S. Aggregate Bond ETF	16	21.68	to	27.23	364	3.92%	1.75%	to	3.20%	3.76%	to	5.31%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	25.63	to	39.64	33	5.73%	1.75%	to	3.20%	5.12%	to	6.70%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	29	23.11	to	31.66	772	4.67%	1.75%	to	3.20%	6.07%	to	7.66%
iShares® International Treasury Bond ETF	81	17.31	to	18.24	1,326	1.32%	1.75%	to	3.20%	6.44%	to	8.03%
iShares® S&P 500 Growth ETF	9	40.23	to	172.82	1,344	0.44%	1.75%	to	3.20%	18.05%	to	19.82%
iShares® S&P 500 Value ETF	3	33.23	to	96.00	312	1.71%	1.75%	to	3.20%	9.40%	to	11.04%
iShares® TIPS Bond ETF	1	22.37	to	28.74	16	3.46%	1.75%	to	3.20%	3.33%	to	4.87%
Vanguard® Developed Markets Index Fund, ETF Shares	29	29.91	to	52.98	1,539	3.35%	1.75%	to	3.20%	30.84%	to	32.79%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	8	33.34	to	107.97	709	1.72%	1.75%	to	3.20%	10.51%	to	12.17%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	6	24.91	to	33.61	196	2.87%	1.75%	to	3.20%	21.55%	to	23.37%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	*-	22.94	to	34.92	11	4.69%	1.75%	to	3.20%	5.83%	to	7.42%
Vanguard® Large-Cap Index Fund, ETF Shares	4	37.07	to	136.08	450	1.19%	1.75%	to	3.20%	14.33%	to	16.04%
Vanguard® Mega Cap Index Fund, ETF Shares	1	38.95	to	147.19	148	1.02%	1.75%	to	3.20%	15.50%	to	17.23%
Vanguard® Real Estate Index Fund, ETF Shares	4	22.25	to	56.38	201	3.82%	1.75%	to	3.20%	(0.05)%	to	1.45%
Vanguard® Short-Term Bond Index Fund, ETF Shares	*-	23.29	to	25.09	8	3.86%	1.75%	to	3.20%	2.58%	to	4.12%
Vanguard® Total Bond Market Index Fund, ETF Shares	440	21.66	to	27.32	10,173	3.87%	1.75%	to	3.20%	3.66%	to	5.21%

(a) Name Change. See Note 1, if applicable.	32
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2024		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,178	$11.33	to	$12.01	$13,720	1.70%	0.60%	to	2.15%	11.16%	to	12.93%
Touchstone VST Bond Fund	128	9.38	to	9.96	1,215	5.03%	0.60%	to	1.67%	0.25%	to	1.34%
Touchstone VST Common Stock Fund	867	19.66	to	20.86	17,305	0.40%	0.60%	to	1.67%	19.23%	to	20.53%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	44	32.39	to	33.47	1,815	1.70%	1.10%	to	1.35%	14.35%	to	14.64%
Fidelity VIP Overseas Portfolio	18	14.13	to	17.11	783	1.57%	0.60%	to	1.67%	3.29%	to	4.42%
Fidelity VIP Equity-Income Portfolio	62	47.24	to	48.81	7,631	1.66%	1.10%	to	1.35%	13.78%	to	14.07%
Fidelity VIP Growth Portfolio	17	404.26	to	404.26	6,838	—%	1.35%	to	1.35%	28.62%	to	28.62%
Fidelity VIP High Income Portfolio	42			33.15	1,387	5.97%			1.35%			7.49%
Fidelity VIP Asset Manager Portfolio	35			74.62	2,623	2.34%			1.35%			7.02%
Fidelity VIP Contrafund® Portfolio	108	102.58	to	105.97	17,291	0.18%	1.10%	to	1.35%	31.98%	to	32.31%
Fidelity VIP Index 500 Portfolio	51	42.51	to	44.72	4,707	1.28%	1.10%	to	1.45%	23.08%	to	23.52%
Fidelity VIP Investment Grade Bond Portfolio	38	13.15	to	15.93	666	3.29%	0.60%	to	1.67%	0.08%	to	1.18%
Fidelity VIP Government Money Market	674	9.96	to	11.08	6,900	4.93%	0.60%	to	3.20%	1.72%	to	4.47%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	7	58.60	to	60.54	416	—%	1.10%	to	1.35%	28.50%	to	28.83%
Fidelity VIP Mid Cap Portfolio	32	109.68	to	116.34	3,510	0.47%	1.10%	to	1.35%	15.76%	to	16.06%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	34	23.20	to	27.43	692	2.30%	0.60%	to	1.67%	6.42%	to	7.58%
Fidelity VIP Balanced Portfolio	300	37.36	to	44.36	9,663	1.65%	0.60%	to	1.67%	13.69%	to	14.93%
Fidelity VIP Bond Index Portfolio	180	9.05	to	9.33	1,641	2.74%	1.00%	to	1.55%	(0.57)%	to	(0.02)%
Fidelity VIP Contrafund® Portfolio	344	72.78	to	79.80	19,170	0.03%	0.60%	to	1.67%	31.21%	to	32.64%
Fidelity VIP Disciplined Small Cap Portfolio	61	25.60	to	31.00	1,686	0.76%	0.60%	to	1.67%	14.62%	to	15.87%
Fidelity VIP Equity-Income Portfolio	158	37.38	to	40.57	4,813	1.59%	0.60%	to	1.67%	13.13%	to	14.36%
Fidelity VIP Extended Market Index Portfolio	6	14.70	to	15.15	88	1.20%	1.00%	to	1.55%	10.28%	to	10.90%
Fidelity VIP Freedom 2010 Portfolio	15	16.12	to	19.51	258	3.31%	0.60%	to	1.67%	3.39%	to	4.52%
Fidelity VIP Freedom 2015 Portfolio	13	17.19	to	20.81	237	3.05%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Freedom 2020 Portfolio	16	17.95	to	21.73	307	2.71%	0.60%	to	1.67%	5.60%	to	6.76%
Fidelity VIP Freedom 2025 Portfolio	113	19.55	to	23.68	2,256	2.27%	0.60%	to	1.67%	6.47%	to	7.63%
Fidelity VIP Freedom 2030 Portfolio	18	20.32	to	24.60	390	2.07%	0.60%	to	1.67%	7.30%	to	8.48%
Fidelity VIP Growth Portfolio	97	74.44	to	80.02	5,980	—%	0.60%	to	1.67%	27.89%	to	29.29%
Fidelity VIP High Income Portfolio	198	21.57	to	24.84	4,243	6.15%	0.60%	to	1.67%	6.79%	to	7.96%
Fidelity VIP Index 500 Portfolio	905	57.61	to	47.34	37,272	1.05%	0.60%	to	1.67%	22.50%	to	23.84%
Fidelity VIP International Index Portfolio	39	11.87	to	12.24	466	2.75%	1.00%	to	1.55%	3.19%	to	3.77%
Fidelity VIP Investment Grade Bond Portfolio	793	13.39	to	16.60	10,516	3.26%	0.60%	to	1.67%	(0.21)%	to	0.89%
Fidelity VIP Mid Cap Portfolio	146	61.38	to	62.12	5,782	0.30%	0.60%	to	1.67%	15.21%	to	16.47%
Fidelity VIP Overseas Portfolio	130	27.29	to	26.96	2,137	1.36%	0.60%	to	1.67%	3.05%	to	4.17%
Fidelity VIP Target Volatility Portfolio	17	15.79	to	16.88	263	1.44%	1.00%	to	1.60%	8.04%	to	8.70%
Fidelity VIP Total Market Index Portfolio	62	18.72	to	19.30	1,160	1.10%	1.00%	to	1.55%	21.46%	to	22.14%

-*Less than 500.
33

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2024		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	53	$27.47	to	$30.14	$1,529	—%	1.00%	to	1.67%	10.65%	to	11.41%
Franklin Growth and Income VIP Fund	35	46.08	to	47.61	1,608	2.31%	1.10%	to	1.35%	16.89%	to	17.18%
Franklin Income VIP Fund	60	35.11	to	36.27	2,114	5.09%	1.10%	to	1.35%	6.00%	to	6.27%
LVIP JPMorgan Mid Cap Value Fund	8	50.72	to	56.42	407	1.17%	1.00%	to	1.67%	12.37%	to	13.14%
Morgan Stanley VIF Emerging Markets Debt Portfolio	2	26.88	to	29.33	78	10.31%	1.00%	to	1.55%	9.50%	to	10.11%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	123	15.67	to	16.75	1,936	1.90%	1.00%	to	1.60%	12.78%	to	13.47%
Columbia VP – Small Cap Value Fund	34	41.81	to	46.51	1,467	0.55%	1.00%	to	1.67%	6.85%	to	7.58%
Franklin Growth and Income VIP Fund	120	38.86	to	42.25	4,072	2.29%	0.60%	to	1.67%	16.01%	to	17.28%
Franklin Income VIP Fund	299	27.52	to	30.37	6,664	5.29%	0.60%	to	1.67%	5.40%	to	6.56%
Franklin Large Cap Growth VIP Fund	48	49.30	to	55.57	2,358	—%	0.60%	to	1.67%	24.18%	to	25.53%
Franklin Mutual Shares VIP Fund	396	28.81	to	32.12	8,105	1.95%	0.60%	to	1.67%	9.40%	to	10.60%
Franklin Small Cap Value VIP Fund	40	25.29	to	30.62	1,060	0.94%	0.60%	to	1.67%	9.83%	to	11.03%
Invesco V.I. American Franchise Fund	7	60.68	to	69.27	376	—%	0.60%	to	1.67%	32.30%	to	33.75%
Invesco V.I. American Value Fund	129	31.93	to	35.76	4,268	0.76%	1.00%	to	1.67%	27.91%	to	28.79%
Invesco V.I. Comstock Fund	95	43.56	to	47.37	3,043	1.46%	0.60%	to	1.67%	12.94%	to	14.18%
Invesco V.I. EQV International Equity Fund	110	13.95	to	15.16	1,570	1.45%	1.00%	to	1.60%	(1.27)%	to	(0.66)%
Invesco V.I. Discovery Mid Cap Growth Fund	48	15.91	to	16.33	758	—%	1.00%	to	1.55%	21.99%	to	22.68%
Templeton Foreign VIP Fund	246	19.56	to	20.49	3,057	2.41%	0.60%	to	1.67%	(2.66)%	to	(1.59)%
Templeton Global Bond VIP Fund	35	6.75	to	7.25	240	—%	1.00%	to	1.60%	(12.80)%	to	(12.26)%
Templeton Growth VIP Fund	50	22.13	to	23.55	903	0.94%	0.60%	to	1.67%	3.63%	to	4.77%
Morgan Stanley VIF Emerging Markets Debt Portfolio	32	21.30	to	23.81	519	10.23%	0.60%	to	1.67%	9.41%	to	10.61%
Morgan Stanley VIF Emerging Markets Equity Portfolio	90	30.59	to	29.67	1,387	1.29%	0.60%	to	1.67%	5.91%	to	7.07%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	89	44.56	to	48.43	4,026	—%	1.00%	to	1.60%	29.81%	to	30.61%
BlackRock Global Allocation V.I. Fund	29	15.59	to	16.94	452	1.38%	1.00%	to	1.60%	7.17%	to	7.83%
BlackRock High Yield V.I. Fund	19	13.72	to	14.40	257	6.65%	1.00%	to	1.55%	6.18%	to	6.77%
BlackRock Total Return V.I. Fund	48	9.48	to	9.95	456	4.08%	1.00%	to	1.55%	(0.44)%	to	0.12%
TOPS® Managed Risk Moderate Growth ETF Portfolio	58	13.20	to	14.17	770	2.47%	1.00%	to	1.60%	5.85%	to	6.50%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	124	9.71	to	10.19	1,206	4.01%	1.00%	to	1.55%	(0.60)%	to	(0.04)%
American Funds I.S. Capital Income Builder Fund	195	13.64	to	14.40	2,696	3.10%	1.00%	to	1.55%	8.22%	to	8.83%
American Funds I.S. Global Growth Fund	83	24.21	to	25.89	2,076	1.38%	1.00%	to	1.60%	11.56%	to	12.25%
American Funds I.S. Growth Fund	86	42.78	to	45.75	3,734	0.18%	1.00%	to	1.60%	29.18%	to	29.98%
American Funds I.S. Growth-Income Fund	105	29.76	to	31.83	3,198	0.91%	1.00%	to	1.60%	21.93%	to	22.67%
American Funds I.S. New World Fund	86	14.16	to	15.14	1,242	1.10%	1.00%	to	1.60%	4.62%	to	5.26%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	43.96	to	47.02	440	1.20%	1.10%	to	1.45%	9.53%	to	9.92%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	58	38.18	to	39.17	1,675	0.89%	0.60%	to	1.67%	9.03%	to	10.22%

-*Less than 500.
34

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2024		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	52	$15.36	to	$17.20	$830	6.30%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.78	to	11.31	41	3.51%	1.00%	to	1.55%	3.72%	to	4.30%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	292	5.03	to	5.63	1,524	2.07%	1.00%	to	1.67%	2.22%	to	2.92%
PIMCO VIT Long-Term U.S. Government Portfolio	9	8.06	to	8.65	72	2.61%	1.00%	to	1.60%	(7.62)%	to	(7.05)%
PIMCO VIT Low Duration Portfolio	147	10.62	to	11.90	1,613	3.89%	1.00%	to	1.67%	2.64%	to	3.34%
PIMCO VIT Real Return Portfolio	46	12.05	to	13.49	578	2.57%	1.00%	to	1.67%	0.32%	to	1.00%
PIMCO VIT Total Return Portfolio	1184	12.52	to	14.02	15,530	3.94%	1.00%	to	1.67%	0.71%	to	1.40%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	12	6.76	to	7.54	86	2.81%	1.00%	to	1.67%	(1.32)%	to	(0.64)%
Guggenheim VT Multi-Hedge Strategies Fund	24	8.62	to	9.65	216	4.65%	1.00%	to	1.67%	(5.28)%	to	(4.63)%
ETF Shares:
iShares® Core S&P 500 ETF	111	32.95	to	118.62	11,784	1.37%	1.75%	to	3.20%	20.93%	to	22.75%
iShares® Core S&P Mid-Cap ETF	44	27.06	to	82.42	3,357	1.34%	1.75%	to	3.20%	10.28%	to	11.94%
iShares® Core S&P Small-Cap ETF	25	24.07	to	79.49	1,813	2.03%	1.75%	to	3.20%	5.19%	to	6.77%
iShares® Core U.S. Aggregate Bond ETF	16	20.90	to	25.86	345	3.68%	1.75%	to	3.20%	(1.96)%	to	(0.48)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	24.38	to	37.15	37	6.04%	1.75%	to	3.20%	4.47%	to	6.05%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	28	21.79	to	29.41	710	4.38%	1.75%	to	3.20%	0.15%	to	1.66%
iShares® International Treasury Bond ETF	97	16.26	to	16.88	1,483	0.56%	1.75%	to	3.20%	(9.51)%	to	(8.14)%
iShares® S&P 500 Growth ETF	13	34.08	to	144.23	1,683	0.47%	1.75%	to	3.20%	31.45%	to	33.43%
iShares® S&P 500 Value ETF	4	30.37	to	86.46	328	2.04%	1.75%	to	3.20%	8.45%	to	10.09%
iShares® TIPS Bond ETF	1	21.65	to	27.40	15	1.68%	1.75%	to	3.20%	(1.64)%	to	(0.16)%
Vanguard® Developed Markets Index Fund, ETF Shares	40	22.86	to	39.90	1,626	3.15%	1.75%	to	3.20%	(0.18)%	to	1.33%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	8	30.17	to	96.25	686	1.79%	1.75%	to	3.20%	13.23%	to	14.93%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	6	20.50	to	27.24	182	3.08%	1.75%	to	3.20%	7.02%	to	8.63%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	*-	21.68	to	32.51	12	4.32%	1.75%	to	3.20%	(0.13)%	to	1.37%
Vanguard® Large-Cap Index Fund, ETF Shares	4	32.42	to	117.27	419	1.31%	1.75%	to	3.20%	21.22%	to	23.05%
Vanguard® Mega Cap Index Fund, ETF Shares	1	33.73	to	125.55	142	1.23%	1.75%	to	3.20%	23.07%	to	24.92%
Vanguard® Real Estate Index Fund, ETF Shares	4	22.27	to	55.57	205	3.82%	1.75%	to	3.20%	1.45%	to	2.97%
Vanguard® Short-Term Bond Index Fund, ETF Shares	*-	22.70	to	24.10	8	3.35%	1.75%	to	3.20%	0.36%	to	1.87%
Vanguard® Total Bond Market Index Fund, ETF Shares	517	20.90	to	25.97	11,466	3.61%	1.75%	to	3.20%	(1.89)%	to	(0.41)%

-*Less than 500.
35

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,400	$10.19	to	$10.63	$14,552	1.28%	0.60%	to	2.15%	16.03%	to	17.86%
Touchstone VST Bond Fund	129	9.36	to	9.82	1,222	4.34%	0.60%	to	1.67%	3.94%	to	5.07%
Touchstone VST Common Stock Fund	1098	16.49	to	17.31	18,337	0.62%	0.60%	to	1.67%	24.25%	to	25.60%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	53	28.33	to	29.19	1,901	1.69%	1.10%	to	1.35%	19.89%	to	20.20%
Fidelity VIP Overseas Portfolio	22	13.68	to	16.39	943	0.98%	0.60%	to	1.67%	18.50%	to	19.79%
Fidelity VIP Equity-Income Portfolio	75	41.52	to	42.79	7,789	1.88%	1.10%	to	1.35%	9.16%	to	9.43%
Fidelity VIP Growth Portfolio	19	314.31	to	314.31	6,099	0.13%	1.35%	to	1.35%	34.40%	to	34.40%
Fidelity VIP High Income Portfolio	46			30.84	1,432	5.77%			1.35%			8.99%
Fidelity VIP Asset Manager Portfolio	38			69.72	2,641	2.34%			1.35%			11.42%
Fidelity VIP Contrafund® Portfolio	122	77.72	to	80.09	14,682	0.49%	1.10%	to	1.35%	31.66%	to	31.99%
Fidelity VIP Index 500 Portfolio	56	34.54	to	36.20	4,046	1.45%	1.10%	to	1.45%	24.37%	to	24.81%
Fidelity VIP Investment Grade Bond Portfolio	45	13.14	to	15.74	838	2.38%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Government Money Market	346	9.79	to	10.60	3,407	4.77%	0.60%	to	3.20%	1.55%	to	4.27%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	7	45.60	to	46.99	334	0.04%	1.10%	to	1.35%	34.27%	to	34.60%
Fidelity VIP Mid Cap Portfolio	33	94.75	to	100.25	3,161	0.52%	1.10%	to	1.35%	13.46%	to	13.74%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	37	21.80	to	25.50	708	2.05%	0.60%	to	1.67%	10.78%	to	11.98%
Fidelity VIP Balanced Portfolio	342	32.86	to	38.60	9,633	1.47%	0.60%	to	1.67%	19.22%	to	20.51%
Fidelity VIP Bond Index Portfolio	172	9.10	to	9.33	1,569	2.25%	1.00%	to	1.55%	3.50%	to	4.08%
Fidelity VIP Contrafund® Portfolio	426	55.47	to	60.16	17,723	0.25%	0.60%	to	1.67%	30.90%	to	32.32%
Fidelity VIP Disciplined Small Cap Portfolio	85	22.34	to	26.76	2,034	0.85%	0.60%	to	1.67%	18.66%	to	19.95%
Fidelity VIP Equity-Income Portfolio	167	33.05	to	35.47	4,525	1.72%	0.60%	to	1.67%	8.54%	to	9.72%
Fidelity VIP Extended Market Index Portfolio	6	13.33	to	13.66	84	1.70%	1.00%	to	1.55%	15.30%	to	15.94%
Fidelity VIP Freedom 2010 Portfolio	17	15.59	to	18.67	269	3.51%	0.60%	to	1.67%	7.27%	to	8.43%
Fidelity VIP Freedom 2015 Portfolio	13	16.46	to	19.72	227	3.42%	0.60%	to	1.67%	8.80%	to	9.98%
Fidelity VIP Freedom 2020 Portfolio	16	16.99	to	20.36	285	3.06%	0.60%	to	1.67%	10.35%	to	11.55%
Fidelity VIP Freedom 2025 Portfolio	120	18.36	to	22.00	2,244	2.57%	0.60%	to	1.67%	11.44%	to	12.65%
Fidelity VIP Freedom 2030 Portfolio	18	18.93	to	22.68	359	2.26%	0.60%	to	1.67%	12.55%	to	13.77%
Fidelity VIP Growth Portfolio	108	58.20	to	61.89	5,189	—%	0.60%	to	1.67%	33.63%	to	35.08%
Fidelity VIP High Income Portfolio	211	20.20	to	23.01	4,215	7.76%	0.60%	to	1.67%	8.40%	to	9.58%
Fidelity VIP Index 500 Portfolio	1007	47.03	to	38.23	33,694	1.23%	0.60%	to	1.67%	23.78%	to	25.13%
Fidelity VIP International Index Portfolio	40	11.50	to	11.79	459	2.71%	1.00%	to	1.55%	14.09%	to	14.72%
Fidelity VIP Investment Grade Bond Portfolio	859	13.42	to	16.45	11,377	2.43%	0.60%	to	1.67%	4.23%	to	5.37%
Fidelity VIP Mid Cap Portfolio	183	53.28	to	53.33	6,469	0.38%	0.60%	to	1.67%	12.89%	to	14.12%
Fidelity VIP Overseas Portfolio	151	26.48	to	25.88	2,395	0.78%	0.60%	to	1.67%	18.22%	to	19.50%
Fidelity VIP Target Volatility Portfolio	27	14.61	to	15.53	396	2.09%	1.00%	to	1.60%	12.11%	to	12.79%
Fidelity VIP Total Market Index Portfolio	46	15.41	to	15.80	720	0.84%	1.00%	to	1.55%	23.76%	to	24.45%

36

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	61	$24.82	to	$27.05	$1,562	—%	1.00%	to	1.67%	8.46%	to	9.20%
Franklin Growth and Income VIP Fund	41	39.42	to	40.63	1,630	2.29%	1.10%	to	1.35%	7.71%	to	7.98%
Franklin Income VIP Fund	65	33.12	to	34.13	2,150	5.26%	1.10%	to	1.35%	7.41%	to	7.68%
LVIP JPMorgan Mid Cap Value Fund	9	45.14	to	49.87	406	3.18%	1.00%	to	1.67%	9.07%	to	9.81%
Morgan Stanley VIF Emerging Markets Debt Portfolio	2	24.55	to	26.64	73	8.61%	1.00%	to	1.55%	10.11%	to	10.72%
Morgan Stanley VIF U.S. Real Estate Portfolio	11	33.17	to	37.56	429	2.24%	1.00%	to	1.55%	12.75%	to	13.37%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	138	13.89	to	14.76	1,927	1.83%	1.00%	to	1.60%	8.47%	to	9.13%
Columbia VP – Small Cap Value Fund	39	39.13	to	43.23	1,556	0.43%	1.00%	to	1.67%	19.64%	to	20.45%
Franklin Growth and Income VIP Fund	137	33.50	to	36.03	4,023	2.22%	0.60%	to	1.67%	7.17%	to	8.33%
Franklin Income VIP Fund	365	26.11	to	28.50	7,520	5.27%	0.60%	to	1.67%	6.81%	to	7.97%
Franklin Large Cap Growth VIP Fund	49	39.70	to	44.27	1,927	—%	0.60%	to	1.67%	38.11%	to	39.60%
Franklin Mutual Shares VIP Fund	463	26.33	to	29.04	8,566	1.86%	0.60%	to	1.67%	11.57%	to	12.78%
Franklin Small Cap Value VIP Fund	47	23.02	to	27.58	1,124	0.52%	0.60%	to	1.67%	10.87%	to	12.07%
Invesco V.I. American Franchise Fund	8	45.86	to	51.79	349	—%	0.60%	to	1.67%	38.26%	to	39.76%
Invesco V.I. American Value Fund	170	24.97	to	27.77	4,398	0.38%	1.00%	to	1.67%	13.37%	to	14.14%
Invesco V.I. Comstock Fund	116	38.57	to	41.49	3,232	1.55%	0.60%	to	1.67%	10.23%	to	11.42%
Invesco V.I. EQV International Equity Fund	124	14.13	to	15.26	1,785	—%	1.00%	to	1.60%	15.99%	to	16.69%
Invesco V.I. Discovery Mid Cap Growth Fund	52	13.04	to	13.31	684	—%	1.00%	to	1.55%	11.11%	to	11.73%
Templeton Foreign VIP Fund	274	20.10	to	20.82	3,486	3.14%	0.60%	to	1.67%	18.75%	to	20.03%
Templeton Global Bond VIP Fund	36	7.74	to	8.26	282	—%	1.00%	to	1.60%	1.24%	to	1.86%
Templeton Growth VIP Fund	51	21.36	to	22.48	900	3.41%	0.60%	to	1.67%	19.00%	to	20.29%
Morgan Stanley VIF Emerging Markets Debt Portfolio	37	19.47	to	21.52	540	8.65%	0.60%	to	1.67%	9.83%	to	11.02%
Morgan Stanley VIF Emerging Markets Equity Portfolio	114	28.88	to	27.71	1,594	1.56%	0.60%	to	1.67%	10.10%	to	11.29%
Morgan Stanley VIF U.S. Real Estate Portfolio	134	28.93	to	31.17	1,793	1.96%	0.60%	to	1.67%	12.32%	to	13.53%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	104	34.33	to	37.08	3,644	—%	1.00%	to	1.60%	46.22%	to	47.11%
BlackRock Global Allocation V.I. Fund	35	14.54	to	15.71	520	2.34%	1.00%	to	1.60%	10.70%	to	11.37%
BlackRock High Yield V.I. Fund	19	12.92	to	13.49	242	6.28%	1.00%	to	1.55%	11.18%	to	11.80%
BlackRock Total Return V.I. Fund	45	9.52	to	9.93	428	3.57%	1.00%	to	1.55%	3.79%	to	4.37%
TOPS® Managed Risk Moderate Growth ETF Portfolio	79	12.47	to	13.31	997	0.35%	1.00%	to	1.60%	8.47%	to	9.13%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	123	9.77	to	10.20	1,200	3.37%	1.00%	to	1.55%	3.10%	to	3.68%
American Funds I.S. Capital Income Builder Fund	214	12.61	to	13.23	2,733	2.65%	1.00%	to	1.55%	7.07%	to	7.67%
American Funds I.S. Global Growth Fund	91	21.70	to	23.06	2,030	0.69%	1.00%	to	1.60%	20.34%	to	21.07%
American Funds I.S. Growth Fund	125	33.11	to	35.20	4,197	0.17%	1.00%	to	1.60%	35.94%	to	36.76%
American Funds I.S. Growth-Income Fund	125	24.41	to	25.95	3,098	1.16%	1.00%	to	1.60%	23.82%	to	24.57%
American Funds I.S. New World Fund	102	13.53	to	14.39	1,404	1.19%	1.00%	to	1.60%	13.82%	to	14.52%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	40.13	to	42.78	433	1.12%	1.10%	to	1.45%	15.07%	to	15.48%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	67	35.02	to	35.54	1,743	0.84%	0.60%	to	1.67%	14.39%	to	15.63%

37

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	58	$15.08	to	$16.78	$906	2.79%	1.00%	to	1.67%	6.22%	to	6.94%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.39	to	10.85	40	2.49%	1.00%	to	1.55%	7.22%	to	7.82%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	299	4.92	to	5.47	1,525	14.19%	1.00%	to	1.67%	(9.47)%	to	(8.85)%
PIMCO VIT Long-Term U.S. Government Portfolio	22	8.72	to	9.31	196	2.28%	1.00%	to	1.60%	2.22%	to	2.85%
PIMCO VIT Low Duration Portfolio	153	10.35	to	11.51	1,629	3.49%	1.00%	to	1.67%	3.12%	to	3.82%
PIMCO VIT Real Return Portfolio	67	12.01	to	13.36	832	2.90%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT Total Return Portfolio	1280	12.43	to	13.83	16,599	3.46%	1.00%	to	1.67%	4.06%	to	4.77%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	16	6.85	to	7.59	114	3.57%	1.00%	to	1.67%	2.07%	to	2.77%
Guggenheim VT Multi-Hedge Strategies Fund	28	9.10	to	10.12	266	2.96%	1.00%	to	1.67%	2.63%	to	3.33%
Guggenheim VT Long Short Equity Fund	5	11.28	to	12.54	54	0.26%	1.00%	to	1.67%	10.88%	to	11.63%
ETF Shares:
iShares® Core S&P 500 ETF	142	27.25	to	96.63	12,413	1.56%	1.75%	to	3.20%	22.28%	to	24.10%
iShares® Core S&P Mid-Cap ETF	54	24.54	to	73.63	3,748	1.55%	1.75%	to	3.20%	12.69%	to	14.37%
iShares® Core S&P Small-Cap ETF	30	22.88	to	74.45	2,052	1.43%	1.75%	to	3.20%	12.35%	to	14.02%
iShares® Core U.S. Aggregate Bond ETF	18	21.31	to	25.99	402	3.17%	1.75%	to	3.20%	2.28%	to	3.81%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	23.34	to	35.03	36	5.91%	1.75%	to	3.20%	7.97%	to	9.59%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	27	21.76	to	28.93	671	3.91%	1.75%	to	3.20%	5.74%	to	7.32%
iShares® International Treasury Bond ETF	97	17.97	to	18.38	1,624	—%	1.75%	to	3.20%	2.20%	to	3.73%
iShares® S&P 500 Growth ETF	18	25.93	to	108.10	1,764	1.11%	1.75%	to	3.20%	25.69%	to	27.57%
iShares® S&P 500 Value ETF	5	28.01	to	78.53	353	1.80%	1.75%	to	3.20%	18.18%	to	19.94%
iShares® TIPS Bond ETF	2	22.01	to	27.45	46	2.70%	1.75%	to	3.20%	0.50%	to	2.00%
Vanguard® Developed Markets Index Fund, ETF Shares	45	22.90	to	39.38	1,815	3.21%	1.75%	to	3.20%	14.15%	to	15.86%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	10	26.65	to	83.75	715	2.00%	1.75%	to	3.20%	10.84%	to	12.50%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	7	19.15	to	25.08	187	3.46%	1.75%	to	3.20%	5.79%	to	7.37%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	21.71	to	32.07	16	3.79%	1.75%	to	3.20%	5.50%	to	7.08%
Vanguard® Large-Cap Index Fund, ETF Shares	6	26.75	to	95.30	496	1.54%	1.75%	to	3.20%	23.12%	to	24.96%
Vanguard® Mega Cap Index Fund, ETF Shares	1	27.40	to	100.51	136	1.49%	1.75%	to	3.20%	25.63%	to	27.50%
Vanguard® Real Estate Index Fund, ETF Shares	5	21.95	to	53.97	246	4.25%	1.75%	to	3.20%	8.21%	to	9.82%
Vanguard® Short-Term Bond Index Fund, ETF Shares	*-	22.62	to	23.66	9	2.41%	1.75%	to	3.20%	1.57%	to	3.09%
Vanguard® Total Bond Market Index Fund, ETF Shares	538	21.30	to	26.07	12,086	3.12%	1.75%	to	3.20%	2.28%	to	3.81%

38

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,539	$8.78	to	$9.02	$13,688	0.46%	0.60%	to	2.15%	(17.75)%	to	(16.45)%
Touchstone VST Bond Fund	181	9.00	to	9.35	1,642	1.72%	0.60%	to	1.67%	(15.34)%	to	(14.42)%
Touchstone VST Common Stock Fund	1207	13.27	to	13.78	16,169	0.22%	0.60%	to	1.67%	(19.16)%	to	(18.28)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	58	23.63	to	24.29	1,749	1.26%	1.10%	to	1.35%	(19.05)%	to	(18.84)%
Fidelity VIP Overseas Portfolio	26	11.54	to	13.68	922	0.97%	0.60%	to	1.67%	(25.74)%	to	(24.94)%
Fidelity VIP Equity-Income Portfolio	81	38.04	to	39.10	7,843	1.96%	1.10%	to	1.35%	(6.24)%	to	(6.00)%
Fidelity VIP Growth Portfolio	21	233.85	to	233.85	4,836	0.62%	1.35%	to	1.35%	(25.48)%	to	(25.48)%
Fidelity VIP High Income Portfolio	50			28.29	1,428	5.47%			1.35%			(12.57)%
Fidelity VIP Asset Manager Portfolio	39			62.58	2,461	2.03%			1.35%			(16.08)%
Fidelity VIP Contrafund® Portfolio	133	59.04	to	60.68	12,143	0.49%	1.10%	to	1.35%	(27.31)%	to	(27.12)%
Fidelity VIP Index 500 Portfolio	60	27.77	to	29.01	3,601	1.43%	1.10%	to	1.45%	(19.40)%	to	(19.11)%
Fidelity VIP Investment Grade Bond Portfolio	57	12.58	to	14.91	966	2.14%	0.60%	to	1.67%	(14.41)%	to	(13.48)%
Fidelity VIP Government Money Market	337	9.64	to	10.17	3,216	1.29%	0.60%	to	3.20%	(1.80)%	to	0.83%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	8	33.96	to	34.91	284	0.51%	1.10%	to	1.35%	(25.54)%	to	(25.35)%
Fidelity VIP Mid Cap Portfolio	34	83.51	to	88.14	2,883	0.40%	1.10%	to	1.35%	(16.00)%	to	(15.79)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	43	19.68	to	22.77	751	1.57%	0.60%	to	1.67%	(16.57)%	to	(15.66)%
Fidelity VIP Balanced Portfolio	437	27.56	to	32.03	10,265	1.06%	0.60%	to	1.67%	(19.55)%	to	(18.68)%
Fidelity VIP Bond Index Portfolio	177	8.80	to	8.97	1,561	1.45%	1.00%	to	1.55%	(14.72)%	to	(14.24)%
Fidelity VIP Contrafund® Portfolio	487	42.37	to	45.47	15,426	0.26%	0.60%	to	1.67%	(27.71)%	to	(26.93)%
Fidelity VIP Disciplined Small Cap Portfolio	94	18.82	to	22.31	1,909	0.60%	0.60%	to	1.67%	(19.81)%	to	(18.94)%
Fidelity VIP Equity-Income Portfolio	181	30.45	to	32.33	4,540	2.08%	0.60%	to	1.67%	(6.82)%	to	(5.81)%
Fidelity VIP Extended Market Index Portfolio	5	11.56	to	11.78	52	1.27%	1.00%	to	1.55%	(19.56)%	to	(19.12)%
Fidelity VIP Freedom 2010 Portfolio	22	14.53	to	17.22	333	1.92%	0.60%	to	1.67%	(15.10)%	to	(14.18)%
Fidelity VIP Freedom 2015 Portfolio	13	15.13	to	17.93	208	1.96%	0.60%	to	1.67%	(16.21)%	to	(15.30)%
Fidelity VIP Freedom 2020 Portfolio	30	15.40	to	18.25	482	1.89%	0.60%	to	1.67%	(17.37)%	to	(16.47)%
Fidelity VIP Freedom 2025 Portfolio	142	16.48	to	19.53	2,364	1.82%	0.60%	to	1.67%	(18.03)%	to	(17.14)%
Fidelity VIP Freedom 2030 Portfolio	18	16.82	to	19.93	320	1.72%	0.60%	to	1.67%	(18.47)%	to	(17.58)%
Fidelity VIP Growth Portfolio	120	43.56	to	45.82	4,310	0.35%	0.60%	to	1.67%	(25.90)%	to	(25.10)%
Fidelity VIP High Income Portfolio	293	18.63	to	21.00	5,385	9.23%	0.60%	to	1.67%	(13.15)%	to	(12.20)%
Fidelity VIP Index 500 Portfolio	1120	37.99	to	30.55	30,159	1.17%	0.60%	to	1.67%	(19.78)%	to	(18.91)%
Fidelity VIP International Index Portfolio	39	10.08	to	10.28	399	2.26%	1.00%	to	1.55%	(17.51)%	to	(17.05)%
Fidelity VIP Investment Grade Bond Portfolio	924	12.87	to	15.61	11,704	2.07%	0.60%	to	1.67%	(14.66)%	to	(13.73)%
Fidelity VIP Mid Cap Portfolio	210	47.19	to	46.74	6,555	0.25%	0.60%	to	1.67%	(16.39)%	to	(15.48)%
Fidelity VIP Overseas Portfolio	164	22.40	to	21.65	2,214	0.83%	0.60%	to	1.67%	(25.94)%	to	(25.13)%
Fidelity VIP Target Volatility Portfolio	27	13.03	to	13.77	362	2.05%	1.00%	to	1.60%	(17.00)%	to	(16.50)%
Fidelity VIP Total Market Index Portfolio	51	12.45	to	12.70	641	1.23%	1.00%	to	1.55%	(20.66)%	to	(20.22)%

39

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	63	$22.88	to	$24.77	$1,493	—%	1.00%	to	1.67%	(10.95)%	to	(10.34)%
Franklin Growth and Income VIP Fund	45	36.60	to	37.62	1,648	3.37%	1.10%	to	1.35%	(7.86)%	to	(7.62)%
Franklin Income VIP Fund	75	30.84	to	31.70	2,328	5.12%	1.10%	to	1.35%	(6.51)%	to	(6.28)%
JP Morgan IT Mid Cap Value	10	41.39	to	45.42	407	1.06%	1.00%	to	1.67%	(9.69)%	to	(9.07)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	22.30	to	24.06	69	7.45%	1.00%	to	1.55%	(20.00)%	to	(19.55)%
Morgan Stanley VIF U.S. Real Estate Portfolio	12	29.42	to	33.13	398	1.20%	1.00%	to	1.55%	(28.18)%	to	(27.78)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	147	12.80	to	13.53	1,897	2.20%	1.00%	to	1.60%	(15.34)%	to	(14.83)%
Columbia VP – Small Cap Value Fund	41	32.71	to	35.89	1,376	0.48%	1.00%	to	1.67%	(10.49)%	to	(9.88)%
Franklin Growth and Income VIP Fund	148	31.26	to	33.26	4,063	3.09%	0.60%	to	1.67%	(8.36)%	to	(7.37)%
Franklin Income VIP Fund	463	24.44	to	26.39	8,852	4.93%	0.60%	to	1.67%	(7.05)%	to	(6.04)%
Franklin Large Cap Growth VIP Fund	58	28.75	to	31.71	1,599	—%	0.60%	to	1.67%	(37.60)%	to	(36.92)%
Franklin Mutual Shares VIP Fund	508	23.60	to	25.75	8,381	1.79%	0.60%	to	1.67%	(8.97)%	to	(7.99)%
Franklin Small Cap Value VIP Fund	46	20.77	to	24.61	1,001	0.99%	0.60%	to	1.67%	(11.56)%	to	(10.60)%
Invesco V.I. American Franchise Fund	10	33.17	to	37.06	300	—%	0.60%	to	1.67%	(32.44)%	to	(31.71)%
Invesco V.I. American Value Fund	190	22.02	to	24.33	4,336	0.38%	1.00%	to	1.67%	(4.48)%	to	(3.83)%
Invesco V.I. Comstock Fund	125	34.99	to	37.23	3,149	1.29%	0.60%	to	1.67%	(0.83)%	to	0.24%
Invesco V.I. EQV International Equity Fund	143	12.18	to	13.08	1,778	1.44%	1.00%	to	1.60%	(19.81)%	to	(19.32)%
Invesco V.I. Discovery Mid Cap Growth Fund	52	11.74	to	11.92	614	—%	1.00%	to	1.55%	(32.20)%	to	(31.82)%
Templeton Foreign VIP Fund	322	16.92	to	17.35	3,403	3.06%	0.60%	to	1.67%	(9.15)%	to	(8.16)%
Templeton Global Bond VIP Fund	40	7.65	to	8.11	308	—%	1.00%	to	1.60%	(6.47)%	to	(5.90)%
Templeton Growth VIP Fund	54	17.95	to	18.69	835	0.16%	0.60%	to	1.67%	(12.98)%	to	(12.03)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	41	17.72	to	19.39	547	7.59%	0.60%	to	1.67%	(20.16)%	to	(19.29)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	120	26.23	to	24.90	1,535	0.39%	0.60%	to	1.67%	(26.38)%	to	(25.58)%
Morgan Stanley VIF U.S. Real Estate Portfolio	151	25.76	to	27.45	1,789	0.94%	0.60%	to	1.67%	(28.43)%	to	(27.65)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	121	23.48	to	25.20	2,899	2.15%	1.00%	to	1.60%	(38.81)%	to	(38.43)%
BlackRock Global Allocation V.I. Fund	42	13.14	to	14.10	553	—%	1.00%	to	1.60%	(17.41)%	to	(16.91)%
BlackRock High Yield V.I. Fund	19	11.62	to	12.06	214	5.02%	1.00%	to	1.55%	(11.94)%	to	(11.45)%
BlackRock Total Return V.I. Fund	46	9.17	to	9.52	418	1.88%	1.00%	to	1.55%	(15.59)%	to	(15.12)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	83	11.50	to	12.19	960	14.95%	1.00%	to	1.60%	(14.91)%	to	(14.39)%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	117	9.48	to	9.83	1,114	2.80%	1.00%	to	1.55%	(14.10)%	to	(13.62)%
American Funds I.S. Capital Income Builder Fund	229	11.77	to	12.29	2,733	2.50%	1.00%	to	1.55%	(8.81)%	to	(8.30)%
American Funds I.S. Global Growth Fund	104	18.03	to	19.05	1,925	0.44%	1.00%	to	1.60%	(26.12)%	to	(25.67)%
American Funds I.S. Growth Fund	143	24.36	to	25.74	3,533	0.10%	1.00%	to	1.60%	(31.23)%	to	(30.81)%
American Funds I.S. Growth-Income Fund	141	19.71	to	20.83	2,829	1.02%	1.00%	to	1.60%	(18.04)%	to	(17.54)%
American Funds I.S. New World Fund	116	11.89	to	12.56	1,405	1.20%	1.00%	to	1.60%	(23.50)%	to	(23.03)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	34.88	to	37.04	391	0.89%	1.10%	to	1.45%	(21.79)%	to	(21.51)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	70	30.61	to	30.73	1,577	0.64%	0.60%	to	1.67%	(22.21)%	to	(21.36)%

40

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	80	$14.20	to	$15.69	$1,180	7.51%	1.00%	to	1.67%	(13.34)%	to	(12.75)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	9.69	to	10.06	41	1.39%	1.00%	to	1.55%	(11.63)%	to	(11.14)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	213	5.43	to	6.00	1,198	20.52%	1.00%	to	1.67%	6.85%	to	7.58%
PIMCO VIT Long-Term U.S. Government Portfolio	19	8.53	to	9.05	167	1.93%	1.00%	to	1.60%	(30.08)%	to	(29.66)%
PIMCO VIT Low Duration Portfolio	166	10.04	to	11.09	1,717	1.48%	1.00%	to	1.67%	(7.40)%	to	(6.78)%
PIMCO VIT Real Return Portfolio	83	11.79	to	13.03	1,002	6.75%	1.00%	to	1.67%	(13.46)%	to	(12.87)%
PIMCO VIT Total Return Portfolio	1351	11.94	to	13.20	16,803	2.50%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	18	6.71	to	7.38	122	2.26%	1.00%	to	1.67%	9.43%	to	10.17%
Guggenheim VT Multi-Hedge Strategies Fund	35	8.86	to	9.79	328	1.22%	1.00%	to	1.67%	(5.01)%	to	(4.36)%
Guggenheim VT Long Short Equity Fund	5	10.17	to	11.24	54	0.47%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
ETF Shares:
iShares® Core S&P 500 ETF	181	22.28	to	77.87	12,849	1.54%	1.75%	to	3.20%	(20.75)%	to	(19.57)%
iShares® Core S&P Mid-Cap ETF	63	21.77	to	64.38	3,841	1.60%	1.75%	to	3.20%	(15.86)%	to	(14.60)%
iShares® Core S&P Small-Cap ETF	33	20.37	to	65.29	2,002	1.31%	1.75%	to	3.20%	(18.85)%	to	(17.64)%
iShares® Core U.S. Aggregate Bond ETF	19	20.84	to	25.03	411	2.23%	1.75%	to	3.20%	(15.79)%	to	(14.54)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	21.61	to	31.97	37	4.98%	1.75%	to	3.20%	(13.83)%	to	(12.54)%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	27	20.58	to	26.96	642	2.84%	1.75%	to	3.20%	(16.75)%	to	(15.50)%
iShares® International Treasury Bond ETF	108	17.58	to	17.72	1,745	0.10%	1.75%	to	3.20%	(24.56)%	to	(23.43)%
iShares® S&P 500 Growth ETF	24	20.63	to	84.74	1,841	0.78%	1.75%	to	3.20%	(31.76)%	to	(30.74)%
iShares® S&P 500 Value ETF	6	23.70	to	65.48	356	2.01%	1.75%	to	3.20%	(8.39)%	to	(7.02)%
iShares® TIPS Bond ETF	2	21.90	to	26.91	53	6.45%	1.75%	to	3.20%	(15.03)%	to	(13.76)%
Vanguard® Developed Markets Index Fund, ETF Shares	56	20.06	to	33.99	1,949	2.76%	1.75%	to	3.20%	(18.06)%	to	(16.83)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	11	24.04	to	74.44	706	1.87%	1.75%	to	3.20%	(12.69)%	to	(11.38)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	18.10	to	23.36	201	3.69%	1.75%	to	3.20%	(20.60)%	to	(19.41)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	20.57	to	29.95	28	2.85%	1.75%	to	3.20%	(16.73)%	to	(15.48)%
Vanguard® Large-Cap Index Fund, ETF Shares	7	21.72	to	76.26	514	1.47%	1.75%	to	3.20%	(22.47)%	to	(21.31)%
Vanguard® Mega Cap Index Fund, ETF Shares	2	21.81	to	78.83	126	1.51%	1.75%	to	3.20%	(22.52)%	to	(21.36)%
Vanguard® Real Estate Index Fund, ETF Shares	5	20.28	to	49.14	220	3.39%	1.75%	to	3.20%	(28.60)%	to	(27.53)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	22.27	to	22.95	16	1.42%	1.75%	to	3.20%	(8.49)%	to	(7.12)%
Vanguard® Total Bond Market Index Fund, ETF Shares	593	20.82	to	25.12	12,936	2.36%	1.75%	to	3.20%	(15.88)%	to	(14.62)%

41

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	1,707	$10.68	to	$10.80	$18,327	0.31%	0.60%	to	2.15%	6.77%	to	7.99%
Touchstone VST Bond Fund	204	10.64	to	10.92	2,177	2.30%	0.60%	to	1.67%	(2.95)%	to	(1.89)%
Touchstone VST Common Stock Fund	1418	16.42	to	16.86	23,433	0.39%	0.60%	to	1.67%	25.44%	to	26.80%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	62	29.19	to	29.93	2,288	0.93%	1.10%	to	1.35%	16.67%	to	16.96%
Fidelity VIP Overseas Portfolio	31	15.55	to	18.22	1,461	0.52%	0.60%	to	1.67%	17.70%	to	18.98%
Fidelity VIP Equity-Income Portfolio	75	40.57	to	41.59	8,167	1.82%	1.10%	to	1.35%	23.21%	to	23.52%
Fidelity VIP Growth Portfolio	24	313.79	to	313.79	7,434	—%	1.35%	to	1.35%	21.55%	to	21.55%
Fidelity VIP High Income Portfolio	51			32.36	1,654	4.99%			1.35%			3.00%
Fidelity VIP Asset Manager Portfolio	42			74.57	3,095	1.58%			1.35%			8.44%
Fidelity VIP Contrafund® Portfolio	143	81.21	to	83.27	17,965	0.06%	1.10%	to	1.35%	26.11%	to	26.43%
Fidelity VIP Index 500 Portfolio	65	34.46	to	35.86	4,830	1.14%	1.10%	to	1.45%	26.71%	to	27.16%
Fidelity VIP Investment Grade Bond Portfolio	63	14.70	to	17.23	1,262	2.00%	0.60%	to	1.67%	(2.27)%	to	(1.20)%
Fidelity VIP Government Money Market	385	9.81	to	10.08	3,667	0.01%	0.60%	to	3.20%	(1.86)%	to	(0.59)%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	10	45.61	to	46.77	454	—%	1.10%	to	1.35%	21.42%	to	21.73%
Fidelity VIP Mid Cap Portfolio	37	99.42	to	104.66	3,700	0.51%	1.10%	to	1.35%	23.81%	to	24.13%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	60	23.58	to	26.99	1,226	1.39%	0.60%	to	1.67%	7.85%	to	9.02%
Fidelity VIP Balanced Portfolio	473	34.26	to	39.38	13,803	0.72%	0.60%	to	1.67%	16.02%	to	17.28%
Fidelity VIP Bond Index Portfolio	144	10.31	to	10.46	1,487	1.23%	1.00%	to	1.55%	(3.75)%	to	(3.22)%
Fidelity VIP Contrafund® Portfolio	504	58.62	to	62.22	21,734	0.03%	0.60%	to	1.67%	25.38%	to	26.75%
Fidelity VIP Disciplined Small Cap Portfolio	76	23.48	to	27.52	1,908	0.17%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	145	32.68	to	34.33	3,539	1.60%	0.60%	to	1.67%	22.53%	to	23.86%
Fidelity VIP Extended Market Index Portfolio	3	14.37	to	14.57	50	0.89%	1.00%	to	1.55%	19.06%	to	19.72%
Fidelity VIP Freedom 2010 Portfolio	23	17.12	to	20.06	414	0.80%	0.60%	to	1.67%	3.83%	to	4.96%
Fidelity VIP Freedom 2015 Portfolio	16	18.05	to	21.16	301	0.57%	0.60%	to	1.67%	5.60%	to	6.75%
Fidelity VIP Freedom 2020 Portfolio	38	18.64	to	21.85	723	0.95%	0.60%	to	1.67%	7.44%	to	8.61%
Fidelity VIP Freedom 2025 Portfolio	144	20.10	to	23.57	2,924	0.98%	0.60%	to	1.67%	8.70%	to	9.89%
Fidelity VIP Freedom 2030 Portfolio	18	20.63	to	24.19	393	0.87%	0.60%	to	1.67%	10.20%	to	11.40%
Fidelity VIP Growth Portfolio	124	58.78	to	61.17	6,010	—%	0.60%	to	1.67%	20.85%	to	22.17%
Fidelity VIP High Income Portfolio	299	21.45	to	23.91	6,305	2.61%	0.60%	to	1.67%	2.55%	to	3.66%
Fidelity VIP Index 500 Portfolio	1196	47.36	to	37.68	40,064	1.06%	0.60%	to	1.67%	26.12%	to	27.49%
Fidelity VIP International Index Portfolio	30	12.22	to	12.39	362	4.68%	1.00%	to	1.55%	5.81%	to	6.40%
Fidelity VIP Investment Grade Bond Portfolio	995	15.08	to	18.10	14,745	1.79%	0.60%	to	1.67%	(2.55)%	to	(1.49)%
Fidelity VIP Mid Cap Portfolio	254	56.44	to	55.30	9,443	0.35%	0.60%	to	1.67%	23.21%	to	24.55%
Fidelity VIP Overseas Portfolio	148	30.24	to	28.92	2,751	0.32%	0.60%	to	1.67%	17.40%	to	18.67%
Fidelity VIP Target Volatility Portfolio	35	15.70	to	16.49	557	0.02%	1.00%	to	1.60%	10.24%	to	10.91%
Fidelity VIP Total Market Index Portfolio	41	15.70	to	15.92	638	1.77%	1.00%	to	1.55%	23.44%	to	24.13%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	69	25.70	to	27.63	1,839	—%	1.00%	to	1.67%	30.12%	to	31.01%
Franklin Growth and Income VIP Fund	47	39.72	to	40.73	1,853	2.58%	1..10%	to	1.35%	23.89%	to	24.21%
Franklin Income VIP Fund	86	32.99	to	33.82	2,824	4.71%	1.10%	to	1.35%	15.43%	to	15.72%
JP Morgan IT Mid Cap Value	14	45.83	to	49.95	630	0.89%	1.00%	to	1.67%	27.72%	to	28.59%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	27.87	to	29.91	97	5.10%	1.00%	to	1.55%	(3.54)%	to	(3.00)%

42

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio	13	$40.96	to	$45.88	$609	2.07%	1.00%	to	1.55%	37.64%	to	38.40%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	158	15.13	to	15.88	2,406	1.34%	1.00%	to	1.60%	10.70%	to	11.38%
Columbia VP – Small Cap Value Fund	48	36.54	to	39.83	1,777	0.51%	1.00%	to	1.67%	26.65%	to	27.52%
Franklin Growth and Income VIP Fund	171	34.11	to	35.90	5,122	2.46%	0.60%	to	1.67%	23.15%	to	24.49%
Franklin Income VIP Fund	598	26.29	to	28.09	12,009	4.76%	0.60%	to	1.67%	14.81%	to	16.05%
Franklin Large Cap Growth VIP Fund	126	46.07	to	50.26	5,977	—%	0.60%	to	1.67%	13.35%	to	14.58%
Franklin Mutual Shares VIP Fund	570	25.93	to	27.98	10,357	2.90%	0.60%	to	1.67%	17.18%	to	18.45%
Franklin Small Cap Value VIP Fund	50	23.48	to	27.53	1,230	0.98%	0.60%	to	1.67%	23.27%	to	24.61%
Invesco V.I. American Franchise Fund	10	49.10	to	54.26	462	—%	0.60%	to	1.67%	9.78%	to	10.98%
Invesco V.I. American Value Fund	328	23.05	to	25.30	7,864	0.23%	1.00%	to	1.67%	25.49%	to	26.35%
Invesco V.I. Comstock Fund	158	35.28	to	37.14	4,036	1.58%	0.60%	to	1.67%	30.82%	to	32.24%
Invesco V.I. International Growth Fund	147	15.19	to	16.21	2,274	1.08%	1.00%	to	1.60%	3.92%	to	4.55%
Invesco V.I. Discovery Mid Cap Growth Series II (a)	41	17.32	to	17.48	715	—%	1.00%	to	1.55%	16.95%	to	17.61%
Templeton Foreign VIP Fund	350	18.63	to	18.89	4,071	1.81%	0.60%	to	1.67%	2.42%	to	3.53%
Templeton Global Bond VIP Fund	40	8.18	to	8.62	329	—%	1.00%	to	1.60%	(6.51)%	to	(5.94)%
Templeton Growth VIP Fund	57	20.62	to	21.24	1,033	1.10%	0.60%	to	1.67%	3.12%	to	4.24%
Morgan Stanley VIF Emerging Markets Debt Portfolio	42	22.20	to	24.02	690	5.17%	0.60%	to	1.67%	(3.60)%	to	(2.55)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	113	35.64	to	33.46	1,956	0.79%	0.60%	to	1.67%	1.23%	to	2.34%
Morgan Stanley VIF U.S. Real Estate Portfolio	155	35.99	to	37.94	2,602	1.83%	0.60%	to	1.67%	37.11%	to	38.60%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	115	38.36	to	40.94	4,488	—%	1.00%	to	1.60%	18.96%	to	19.68%
BlackRock Global Allocation V.I. Fund	39	15.91	to	16.97	636	0.84%	1.00%	to	1.60%	4.71%	to	5.35%
BlackRock High Yield V.I. Fund	21	13.20	to	13.62	277	3.86%	1.00%	to	1.55%	3.58%	to	4.16%
BlackRock Total Return V.I. Fund	48	10.86	to	11.21	516	1.25%	1.00%	to	1.55%	(3.22)%	to	(2.68)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	94	13.51	to	14.24	1,279	1.03%	1.00%	to	1.60%	9.21%	to	9.87%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	110	11.03	to	11.38	1,223	1.37%	1.00%	to	1.55%	(2.13)%	to	(1.58)%
American Funds I.S. Capital Income Builder Fund	251	12.91	to	13.40	3,277	2.49%	1.00%	to	1.55%	12.90%	to	13.53%
American Funds I.S. Global Growth Fund	107	24.40	to	25.63	2,662	0.21%	1.00%	to	1.60%	14.28%	to	14.97%
American Funds I.S. Growth Fund	142	35.42	to	37.20	5,068	0.06%	1.00%	to	1.60%	19.74%	to	20.47%
American Funds I.S. Growth-Income Fund	169	24.05	to	25.26	4,128	0.95%	1.00%	to	1.60%	21.82%	to	22.56%
American Funds I.S. New World Fund	78	15.54	to	16.32	1,226	0.69%	1.00%	to	1.60%	2.96%	to	3.58%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	44.59	to	47.19	476	0.85%	1.10%	to	1.45%	12.84%	to	13.24%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	68	39.35	to	39.08	1,978	0.55%	0.60%	to	1.67%	12.28%	to	13.50%
Advisor Class:
PIMCO VIT All Asset Portfolio	86	$16.39	to	$17.98	1,449	10.95%	1.00%	to	1.67%	14.10%	to	14.88%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.97	to	11.32	47	1.48%	1.00%	to	1.55%	(3.57)%	to	(3.03)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	241	5.08	to	5.58	1,266	3.96%	1.00%	to	1.67%	30.89%	to	31.78%
PIMCO VIT Long-Term U.S. Government Portfolio	25	12.21	to	12.87	310	1.46%	1.00%	to	1.60%	(6.40)%	to	(5.83)%

43

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class (continued):
PIMCO VIT Low Duration Portfolio	218	10.84	to	11.89	2,412	0.42%	1.00%	to	1.67%	(2.68)%	to	(2.02)%
PIMCO VIT Real Return Portfolio	76	13.63	to	14.95	1,066	4.88%	1.00%	to	1.67%	3.72%	to	4.43%
PIMCO VIT Total Return Portfolio	1447	14.19	to	15.57	21,301	1.73%	1.00%	to	1.67%	(3.01)%	to	(2.35)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	22	6.13	to	6.70	136	—%	1.00%	to	1.67%	(0.75)%	to	(0.07)%
Guggenheim VT Multi-Hedge Strategies Fund	33	9.33	to	10.24	320	—%	1.00%	to	1.67%	6.30%	to	7.02%
Guggenheim VT Long Short Equity Fund	5	12.08	to	13.26	66	0.65%	1.00%	to	1.67%	21.73%	to	22.56%
ETF Shares:
iShares® Core S&P 500 ETF	194	28.12	to	96.81	17,407	1.31%	1.75%	to	3.20%	12.46%	to	26.51%
iShares® Core S&P Mid-Cap ETF	71	25.88	to	75.39	5,132	1.22%	1.75%	to	3.20%	3.52%	to	22.53%
iShares® Core S&P Small-Cap ETF	35	25.10	to	79.27	2,658	1.53%	1.75%	to	3.20%	0.38%	to	24.38%
iShares® Core U.S. Aggregate Bond ETF	22	24.75	to	29.29	558	1.75%	1.75%	to	3.20%	(1.01)%	to	(3.49)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	25.08	to	36.55	48	4.03%	1.75%	to	3.20%	0.32%	to	1.93%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	32	24.72	to	31.90	883	2.30%	1.75%	to	3.20%	(1.13)%	to	(3.38)%
iShares® International Treasury Bond ETF	104	23.31	to	23.14	2,210	0.38%	1.75%	to	3.20%	(6.77)%	to	(10.84)%
iShares® S&P 500 Growth ETF	23	30.23	to	122.34	2,604	0.53%	1.75%	to	3.20%	20.90%	to	29.50%
iShares® S&P 500 Value ETF	8	25.87	to	70.42	524	1.92%	1.75%	to	3.20%	3.48%	to	22.54%
iShares® TIPS Bond ETF	3	25.78	to	31.20	77	4.34%	1.75%	to	3.20%	3.12%	to	3.82%
Vanguard® Developed Markets Index Fund, ETF Shares	58	24.48	to	40.86	2,442	3.09%	1.75%	to	3.20%	(2.08)%	to	9.69%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	14	27.53	to	84.01	1,032	1.69%	1.75%	to	3.20%	10.13%	to	21.59%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	22.80	to	28.98	261	2.56%	1.75%	to	3.20%	(8.79)%	to	(0.51)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	24.71	to	35.43	37	2.16%	1.75%	to	3.20%	(1.18)%	to	(3.49)%
Vanguard® Large-Cap Index Fund, ETF Shares	9	28.02	to	96.91	829	1.29%	1.75%	to	3.20%	12.07%	to	25.17%
Vanguard® Mega Cap Index Fund, ETF Shares	2	28.16	to	100.24	169	1.27%	1.75%	to	3.20%	12.62%	to	25.34%
Vanguard® Real Estate Index Fund, ETF Shares	5	28.41	to	67.80	299	2.89%	1.75%	to	3.20%	13.63%	to	38.06%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	24.34	to	24.71	20	1.15%	1.75%	to	3.20%	(2.66)%	to	(2.80)%
Vanguard® Total Bond Market Index Fund, ETF Shares	652	24.76	to	29.42	16,771	1.89%	1.75%	to	3.20%	(0.98)%	to	(3.58)%

44

-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

National Integrity Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

National Integrity Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
National Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of National Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the
1

United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 20, 2026

3

National Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$4,385,179	$4,193,848
Preferred and common stocks	266,702	225,789
Mortgage loans	234,110	186,308
Policy loans	54,173	55,344
Cash, cash equivalents and short-term investments	1,869	12,797
Receivable for securities	2,493	1,034
Securities lending reinvested collateral assets	26,545	14,148
Other invested assets	131,227	100,012
Total cash and invested assets	5,102,298	4,789,280

Investment income due and accrued	42,572	38,029
Net deferred income tax asset	32,437	37,750
Other admitted assets	13,210	11,731
Separate account assets	1,487,795	1,517,478
Total admitted assets	$6,678,312	$6,394,268

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$4,270,613	$4,132,380
Accident and health reserves	8	7
Liability for deposit-type contracts	216,001	179,110
Policy and contract claims	1,897	1,234
Total policy and contract liabilities	4,488,519	4,312,731

General expense due and accrued	26	39
Current federal income taxes payable	2,038	4,648
Transfer to (from) separate accounts due and accrued, net	2,970	(1,899)
Asset valuation reserve	96,605	90,559
Other liabilities	12,562	16,544
Payable for securities lending	26,545	14,148
Separate account liabilities	1,487,795	1,517,478
Total liabilities	6,117,060	5,954,248

Capital and surplus:
Common stock, $10 par value, authorized 200 shares, issued and outstanding 200 shares	2,000	2,000
Paid-in surplus	312,228	312,228
Accumulated surplus	247,024	125,792
Total capital and surplus	561,252	440,020
Total liabilities and capital and surplus	$6,678,312	$6,394,268
See accompanying notes.
4

National Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$686,891	$918,766	$1,069,864
Net investment income	248,211	221,239	182,550
Considerations for supplementary contracts with life contingencies	8,880	8,945	8,637
Amortization of the interest maintenance reserve	(2,084)	(1,521)	(97)
Fees from management of separate accounts	6,188	6,961	6,560
Other revenues	897	958	1,197
Total premiums and other revenues	948,983	1,155,348	1,268,711

Benefits paid or provided:
Death benefits	10,876	6,148	6,559
Annuity benefits	163,265	148,823	131,497
Surrender benefits	588,555	483,786	471,779
Payments on supplementary contracts with life contingencies	11,475	11,456	11,345
Increase (decrease) in policy reserves and other policyholders’ funds	144,267	518,831	472,626
Total benefits paid or provided	918,438	1,169,044	1,093,806

Insurance expenses and other deductions:
Commissions	20,848	24,106	27,928
General expenses	22,368	25,547	18,650
Net transfers to (from) separate accounts	(129,023)	(94,896)	9,192
Other deductions	666	681	454
Total insurance expenses and other deductions	(85,141)	(44,562)	56,224

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	115,686	30,866	118,681
Federal income tax expense (benefit), excluding tax on capital gains	10,844	17,124	26,818
Gain (loss) from operations before net realized capital gains (losses)	104,842	13,742	91,863
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(2,035)	1,110	(650)
Net income (loss)	$102,807	$14,852	$91,213
See accompanying notes.

5

National Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$440,020	$473,316	$359,182
Net income (loss)	102,807	14,852	91,213
Change in net deferred income tax	(11,517)	11,872	1,249
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $6,741; $6,419; $2,406, respectively)	25,358	24,701	9,050
Net change in nonadmitted assets and related items	12,996	(6,653)	26,527
Change in asset valuation reserve	(6,046)	(26,062)	(13,905)
Change in surplus in separate accounts	(2,366)	(554)	—
Dividends to stockholder	—	(47,000)	—
Prior year reserve correction	—	(4,452)	—
Balance, December 31	$561,252	$440,020	$473,316
See accompanying notes.
6

National Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$695,770	$927,712	$1,078,501
Net investment income received	237,242	207,452	175,823
Benefits paid	(779,758)	(692,938)	(627,116)
Net transfers from (to) separate accounts	131,526	97,637	(13,985)
Commissions and expense paid	(43,550)	(50,564)	(46,285)
Federal income taxes recovered (paid)	(13,055)	(17,627)	(16,569)
Other, net	7,085	7,919	7,757
Net cash from (for) operations	235,260	479,591	558,126

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	741,278	768,721	542,270
Preferred and common stocks	11,619	20,648	3,028
Mortgage loans	47,379	25,847	26,695
Other invested assets	8,674	8,430	3,321
Net gains (losses) on cash, cash equivalents and short-term investments	—	(1)	—
Miscellaneous proceeds	—		245
Net proceeds from investments sold, matured or repaid	808,950	823,645	575,559

Cost of investments acquired:
Debt securities	(979,119)	(1,233,452)	(945,953)
Preferred and common stocks	(8,822)	(101,851)	(81,448)
Mortgage loans	(95,180)	(324)	(1,420)
Other invested assets	(4,781)	(437)	(714)
Miscellaneous applications	(14,997)	(17,033)	(10,098)
Total cost of investments acquired	(1,102,899)	(1,353,097)	(1,039,633)

Net change in policy and other loans	1,171	(918)	(2,254)
Net cash from (for) investments	(292,778)	(530,370)	(466,328)

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	36,891	24,163	(10,771)
Dividends paid to stockholder	—	(47,000)	—
Other cash provided (applied)	9,699	826	(32,969)
Net cash from (for) financing and miscellaneous sources	46,590	(22,011)	(43,740)

Net change in cash, cash equivalents and short-term investments	(10,928)	(72,790)	48,058
Cash, cash equivalents and short-term investments:
Beginning of year	12,797	85,587	37,529
End of year	$1,869	$12,797	$85,587
See accompanying notes.

7

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
National Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of Integrity Life Insurance Company (Integrity), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of New York and currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. The Company also offers interest-sensitive life insurance products. For the year ended December 31, 2025, approximately 99.2% of the gross premiums and annuity considerations for the Company were derived from New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of New York. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
9

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
10

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
11

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $350.4 million and $214.1 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB). These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2025 and 2024, the Company owned $9.7 million and $7.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment
12

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Other invested assets reflect primarily investments in joint ventures, partnerships and limited liability companies. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
See note 2 for discussion of the Company's policy related to derivatives.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.
13

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
Variable annuities are reserved under VM-21 and are based on principle-based policyholder and asset assumptions with margins and floored at cash values and additional prescribed NY Regulation 213 methods and assumptions.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $25.7 million and $5.3 million (fair value) in the general and separate accounts, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $13.8 million and $1.0 million (fair value) in the general and separate accounts, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
14

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by this unaffiliated agent is invested in cash equivalents and is included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2025 and 2024, the fair value of the total collateral in the general account was $26.5 million and $14.1 million. The fair value of the total collateral in the separate account was $5.6 million and $1.0 million at December 31, 2025 and 2024, respectively. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
(In Thousands)

Open	$—	$—
30 days or less	26,545	26,545
31 to 60 days	—	—
61 to 90 days	—	—
91 to 120 days	—	—
121 to 180 days	—	—
181 to 365 days	—	—
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	—	—
Total collateral	$26,545	$26,545
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $26.5 million and $5.6 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
15

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. The aggregate book adjusted carrying value for all securities reclassified from debt securities to other invested assets was $29.3 million. The measurement basis for the
16

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

transferred securities did not change. There is no change to the Company's net income or capital and surplus.
Effective January 1, 2024, the Company determined that its reserves related to certain structured settlements were understated due to an error in mortality assumptions. The Company has recorded a reserve correction in the amount of $4.5 million as a decrease directly to surplus in the line Prior year reserve correction in the Statement of Changes in Capital and Surplus.
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company admitted $7.1 million of general account IMR assets and $5.8 million of separate account IMR assets as of December 31, 2023.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.
2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$2,763	$7	$—	$2,770
Non-US sovereign jurisdiction securities	65,084	672	(7,075)	58,681
Municipal bonds - general obligations (direct and guaranteed)	5,000	—	(390)	4,610
Municipal bonds - special revenue	17,591	97	(474)	17,214
Corporate bonds	2,244,182	42,989	(84,332)	2,202,839
Single entity backed obligations	61,344	210	(889)	60,665
17

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subtotal issuer credit obligations	$2,395,964	$43,975	$(93,160)	$2,346,779
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$14	$—	$—	$14
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	4,683	—	(340)	4,343
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	19,464	163	(989)	18,638
Agency commercial mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	14,361	858	(374)	14,845
Non-agency residential mortgage-backed securities	628,988	8,891	(15,695)	622,184
Non-agency commercial mortgage-backed securities	539,132	2,837	(11,962)	530,007
Non-agency - CLOs/CBOs/CDOs	118,826	583	(125)	119,284
Other financial asset-backed securities - self liquidating	193,054	3,324	(1,661)	194,717
Lease-backed securities - practical expedient	59,761	1,191	—	60,952
Other non-financial asset-backed securities - practical expedient	18,761	38	(8)	18,791
Lease-backed securities - full analysis	40,395	99	(538)	39,956
Other non-financial asset-backed securities - full analysis	351,776	2,696	(2,924)	351,548
Subtotal asset backed securities	$1,989,215	$20,680	$(34,616)	$1,975,279

18

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Total debt securities	$4,385,179	$64,655	$(127,776)	$4,322,058

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$17,426	$60	$(7)	$17,479
Debt securities issued by states of the U.S. and political subdivisions of the states	11,735	—	(53)	11,682
Non-U.S. government securities	78,680	59	(9,984)	68,755
Corporate securities	2,180,491	16,360	(137,447)	2,059,404
Commercial mortgage-backed securities	404,770	2,863	(12,899)	394,734
Residential mortgage-backed securities	656,291	3,259	(25,264)	634,286
Asset-backed securities	844,455	6,863	(16,468)	834,850
Total	$4,193,848	$29,464	$(202,122)	$4,021,190

At December 31, 2025 and 2024, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $254.9 million and $207.9 million, respectively, and an aggregate fair value of $259.4 million and $199.9 million, respectively. As of December 31, 2025 and 2024, such holdings amount to 5.8% and 5.0%, respectively, of the Company’s investment in debt securities and 3.8% and 3.3%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
19

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of preferred and common stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$38,558	$1,167	$(8)	$39,717

Common stocks, unaffiliated	$105,808	$43,909	$(178)	$149,539
Common stocks, mutual funds	62,735	14,711	—	77,446
	$168,543	$58,620	$(178)	$226,985

At December 31, 2024:
Preferred stocks	$27,854	$487	$(85)	$28,256

Common stocks, unaffiliated	$103,609	$28,044	$(1,226)	$130,427
Common stocks, mutual funds	$62,735	$4,371	$—	$67,106
	$166,344	$32,415	$(1,226)	$197,533

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(2,473)	$105,385	$(90,687)	$861,431
Asset backed securities	(8,005)	367,968	(26,611)	370,950
Total debt securities	$(10,478)	$473,353	$(117,298)	$1,232,381

Preferred stocks	$(8)	$10,877	$—	$—
Common stocks, unaffiliated	$(178)	$9,873	$—	$—

20

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(7)	$233
Debt securities issued by states of the U.S. and political subdivisions of the states	(53)	11,683	—	—
Non-U.S. government securities	(269)	11,935	(9,715)	38,058
Corporate securities	(13,022)	585,091	(124,425)	920,823
Commercial mortgage-backed securities(1)	(366)	68,477	(12,533)	172,093
Residential mortgage-backed securities(1)	(1,783)	162,786	(23,481)	189,476
Asset-backed securities(1)	(2,417)	186,643	(14,051)	243,696
Total debt securities	$(17,910)	$1,026,615	$(184,212)	$1,564,379

Preferred stocks	$(85)	$1,117	$—	$—
Common stocks, unaffiliated	$(1,226)	$11,336	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 6.9% and 7.2% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 460 securities held that are considered temporarily impaired, of which 363 have been impaired for 12 months or longer. At December 31, 2024, there were a total of 623 securities held that are considered temporarily impaired, of which 443 have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.8 million, $0.1 million, and $0.4 million for the years ended December 31, 2025, 2024 and 2023, respectively.
21

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:

173100-AR-9	$97	$47	$50	$47	$47	12/31/2025
Total	XXX	XXX	$50	XXX	XXX	XXX
The Company had no OTTI on loan-backed securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
22

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$25,276	$25,333
After one through five	1,064,281	1,071,092
After five through ten	689,817	683,271
After ten	616,590	567,083
Mortgage-backed securities/asset-backed securities	1,989,215	1,975,279
Total	$4,385,179	$4,322,058
The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2025, 2024 and 2023 were $210.6 million, $295.6 million, and $239.6 million; gross gains of $2.4 million, $3.6 million, and $1.1 million and gross losses of $8.2 million, $9.0 million, and $7.4 million were realized on these sales in 2025, 2024, and 2023, respectively.
Proceeds from the sales of investments in equity securities during 2025, 2024 and 2023 were $5.0 million, $21.2 million, and $0.0 million; gross gains of $0.0 million, $2.2 million, and $0.0 million and gross losses of $0.0 million, $0.2 million, and $0.0 million were realized on these sales in 2025, 2024 and 2023, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Realized capital gains (losses)	$(6,199)	$(5,549)	$(7,486)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(1,001) in 2025, $(1,453) in 2024, and $(1,402) in 2023)	(3,765)	(5,465)	(5,274)
Less federal income tax expense (benefit) of realized capital gains (losses)	(399)	(1,194)	(1,562)
Net realized capital gains (losses)	$(2,035)	$1,110	$(650)
23

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Debt securities	$225,790	$199,227	$161,598
Equity securities	6,969	6,973	4,771
Mortgage loans	10,991	8,989	10,307
Policy loans	3,166	3,148	3,134
Cash, cash equivalents and short-term investments	1,060	2,895	1,951
Other invested assets	3,718	2,691	3,129
Other	(16)	243	181
Gross investment income	251,678	224,166	185,071
Investment expenses	3,467	2,927	2,521
Net investment income	$248,211	$221,239	$182,550
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 41.7% of such mortgages, or $97.6 million, involved properties located in Ohio and Texas. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $38.0 million. During 2025, the respective minimum and maximum lending rates for mortgage loans issued were 6.31% and 6.88%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.
3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
24

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include municipal bonds, preferred stock, NAIC 6 corporate bonds, initially rated NAIC 6 residential mortgage-backed securities, debt securities that do not qualify as a bond, and surplus notes, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company does not have any significant assets or liabilities carried at fair value that meet the definition of Level 3.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
25

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and debt securities that do not qualify as a bond for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
26

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Bonds, issuer credit obligations	$1,944	$—	$1,944	$—	$—
Bonds, asset-backed securities	2,827	—	2,827	—	—
Preferred stock	39,717	—	39,717	—	—
Common stocks, unaffiliated	139,794	139,794	—	—	—
Common stocks, mutual funds	77,446	77,446	—	—	—
Other invested assets, debt securities that do not qualify as bonds	23,025	—	23,025	—	—
Separate account assets*	377,699	314,469	63,230	—	—
Total assets	$662,452	$531,709	$130,743	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, industrial & misc.	$1,313	$—	$1,313	$—	$—
Residential mortgage backed-securities	720	—	720	—	—
Preferred stock	28,256	—	28,256	—	—
Common stocks, unaffiliated	122,886	122,886	—	—	—
Common stocks, mutual funds	67,106	67,106	—	—	—
Separate account assets*	381,753	324,673	57,080	—	—
Total assets	$602,034	$514,665	$87,369	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
27

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.
There were no assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025.

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$5,727	$1,935	$(3,096)	$(4,566)	$—	$—	$—

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(4,566)	$—	$(4,566)

28

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds
Issuer credit obligations	$2,395,964	$2,346,779	$2,770	$2,344,009	$—	$—
Asset-backed securities	1,989,215	1,975,279	—	1,960,276	15,003	—
Common stock:
Unaffiliated**	149,539	149,539	149,539	—	—	—
Mutual funds	77,446	77,446	77,446	—	—	—
Preferred stock	39,717	39,717	—	39,717	—	—
Mortgage loans	234,110	231,801	—	—	231,801	—
Cash, cash equivalents and short-term investments	1,869	1,869	1,869	—	—	—
Other invested assets:
Surplus notes	6,206	5,812	—	5,812	—	—
Debt securities that do not qualify as a bond	25,593	25,869	—	25,869	—	—
Securities lending reinvested collateral assets	26,545	26,545	26,545	—	—	—
Separate account assets	1,484,628	1,485,633	318,551	1,148,112	18,970	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,143,079)	$(3,107,818)	$—	$—	$(3,107,818)	$—
Securities lending liability	(26,545)	(26,545)	—	(26,545)	—	—
Separate account liabilities*	(1,110,305)	(1,080,902)	—	—	(1,080,902)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

29

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$4,193,848	$4,021,190	$1,113	$3,941,187	$78,890	$—
Common stock:
Unaffiliated**	130,427	130,427	130,427	—	—	—
Mutual funds	67,106	67,106	67,106	—	—	—
Preferred stock	28,256	28,256	—	28,256	—	—
Mortgage loans	186,308	173,185	—	—	173,185	—
Cash, cash equivalents and short-term investments	12,797	12,799	12,799	—	—	—
Other invested assets, surplus notes	2,092	2,069	—	2,069	—	—
Securities lending reinvested collateral assets	14,148	14,148	14,148	—	—	—
Separate account assets	1,512,549	1,489,210	363,174	1,085,514	40,522	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,080,285)	$(2,967,419)	$—	$—	$(2,967,419)	$—
Securities lending liability	(14,148)	(14,148)	—	(14,148)	—	—
Separate account liabilities*	(1,134,748)	(1,118,377)	—	—	(1,118,377)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
30

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

4. Related-Party Transactions
At December 31, 2025 and 2024, the Company had $77.4 million and $67.1 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of Western and Southern.
At December 31, 2025 and 2024, the Company had $84.8 million and $74.8 million, respectively, invested in various private debt funds managed by Fort Washington.
In June 2024, the Company paid a $47.0 million ordinary dividend to Integrity. The dividend was in the form of cash.
In April 2024, the Company purchased $62.9 million of equity securities in exchange for cash from Western and Southern. The equity securities purchased were exchange traded funds administered by Touchstone Advisors, Inc.
In the the first quarter of 2023, the Company purchased $80.0 million of equity securities in exchange for cash from Western and Southern.
The Company had $0.0 million and $0.2 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $2.4 million and $2.6 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded insurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
31

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$689,845	$921,213	$1,071,937
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(2,954)	(2,447)	(2,073)
Net premiums	$686,891	$918,766	$1,069,864
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	2,524	1,277	1,711
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	3,024	2,450	1,988
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	249	9	193
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2025, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there are no reinsurance
32

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2025, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(2.0) million and $(4.6) million at December 31, 2025 and 2024, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$61,388	$5,799	$67,187
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	61,388	5,799	67,187
(d)	Deferred tax assets nonadmitted	9,038	—	9,038
(e)	Subtotal net admitted deferred tax assets (c - d)	52,350	5,799	58,149
(f)	Deferred tax liabilities	10,312	15,400	25,712
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$42,038	$(9,601)	$32,437

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$72,160	$3,939	$76,099
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	72,160	3,939	76,099
(d)	Deferred tax assets nonadmitted	21,983	—	21,983
(e)	Subtotal net admitted deferred tax assets (c - d)	50,177	3,939	54,116
(f)	Deferred tax liabilities	8,617	7,749	16,366
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$41,560	$(3,810)	$37,750
33

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(10,772)	$1,860	$(8,912)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(10,772)	1,860	(8,912)
(d)	Deferred tax assets nonadmitted	(12,945)	—	(12,945)
(e)	Subtotal net admitted deferred tax assets (c - d)	2,173	1,860	4,033
(f)	Deferred tax liabilities	1,695	7,651	9,346
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$478	$(5,791)	$(5,313)

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,638	5,799	32,437
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	26,638	5,799	32,437
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	79,117
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	25,712	—	25,712
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$52,350	$5,799	$58,149
34

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

	12/31/2025
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	33,837	3,913	37,750
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	33,837	3,913	37,750
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	64,543
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	16,340	26	16,366
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$50,177	$3,939	$54,116

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	(7,199)	1,886	(5,313)
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	(7,199)	1,886	(5,313)
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	14,574
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	9,372	(26)	9,346
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$2,173	$1,860	$4,033

35

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		2025	2024

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	884%	703%

		12/31/2025
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$61,388	$5,799
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	8.63%
(c)	Net admitted adjusted gross DTAs amount	$52,350	$5,799
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	9.97%

		12/31/2024
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$72,160	$3,939
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	5.14%
(c)	Net admitted adjusted gross DTAs amount	$50,177	$3,939
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	7.23%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$(10,772)	$1,860
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	3.49%
(c)	Net admitted adjusted gross DTAs amount	$2,173	$1,860
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	2.74%
The Company's tax planning strategies do not include the use of reinsurance.

36

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
(1)	Current income tax		(In Thousands)
	(a)	Federal	$10,844	$17,124	$26,818
	(c)	Foreign	—	—	—
	(d)	Subtotal	10,844	17,124	26,818
	(e)	Federal income tax on net capital gains	(399)	(1,194)	(1,562)
	(f)	Utilization of capital loss carryforwards	—	—	—
	(g)	Other	—	—	—
	(h)	Federal and foreign income taxes incurred	$10,445	$15,930	$25,256

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	50,102	61,827	(11,725)
		(4) Investments	—	16	(16)
		(5) Deferred acquisition costs	11,286	10,355	931
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	1	(41)	42
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	(1)	3	(4)
		(99) Subtotal	61,388	72,160	(10,772)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	9,038	21,983	(12,945)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	52,350	50,177	2,173
	(e)	Capital
		(1) Investments	5,799	3,939	1,860
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	5,799	3,939	1,860
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	5,799	3,939	1,860
	(i)	Admitted deferred tax assets (2d + 2h)	$58,149	$54,116	$4,033
37

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$10,295	$8,531	$1,764
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	17	86	(69)
		(5) Other	—	—	—
		(99) Subtotal	10,312	8,617	1,695
	(b)	Capital
		(1) Investments	15,400	7,749	7,651
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	15,400	7,749	7,651
	(c)	Deferred tax liabilities (3a99 + 3b99)	$25,712	$16,366	$9,346

(4)	Net deferred tax assets/liabilities (2i - 3c)		$32,437	$37,750	$(5,313)
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$23,889	21.00%	$6,131	21.00%	$24,459	21.00%
Dividends received deduction	(510)	(0.45)	(458)	(1.57)	(376)	(0.33)
Other invested assets and nonadmitted change	(42)	(0.04)	(20)	(0.07)	—	—
Return to provision	(1,391)	(1.22)	(1,413)	(4.83)	—	—
Other*	16	0.01	(182)	(0.63)	(76)	(0.06)
Total statutory income taxes	$21,962	19.30%	$4,058	13.90%	$24,007	20.61%

Federal taxes incurred	$10,445	9.18%	$15,930	54.56%	$25,256	21.68%
Change in net deferred income taxes	11,517	10.12	(11,872)	(40.66)	(1,249)	(1.07)
Total statutory income taxes	$21,962	19.30%	$4,058	13.90%	$24,007	20.61%
*2023 includes return to provision adjustments
At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025; in the event of future capital losses is $0.0 million, $0.0 million, and $0.0 million from 2025, 2024 and 2023, respectively.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
38

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends without the approval of the New York Insurance Superintendent, provided those dividends do not exceed (when added to the other dividends paid in the preceding 12 months) one of two prescribed dividend rates, selected each year by the Company. For 2026, the Company calculates its dividends as the greater of (i) 10% of the Company's surplus as of the prior December 31, or (ii) the Company's net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of the Company's surplus as of the prior December 31. Dividends are noncumulative. Based on these limitations, the Company is able to pay dividends of up to $104.8 million by the end of 2026 without seeking regulatory approval, based on net gain from operations, excluding realized capital gains, of $104.8 million at December 31, 2025.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
39

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2025 the Company has future commitments to provide additional capital contributions of $12.5 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $15.0 million of commercial mortgage loans.
40

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$2,287,139	$1,110,158	$—	$3,397,297	65.0%
At book value less current surrender charge of 5% or more	43,381	—	—	43,381	0.8
At fair value	—	—	304,754	304,754	5.8
Total with adjustment or at fair value	2,330,520	1,110,158	304,754	3,745,432	71.6
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	715,404	—	—	715,404	13.7
Not subject to discretionary withdrawal	762,246	—	—	762,246	14.7
Total individual annuity reserves (before reinsurance)	3,808,170	1,110,158	304,754	5,223,082	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$3,808,170	$1,110,158	$304,754	$5,223,082
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$7,918	$—	$—	$7,918

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$153,246	$—	$—	$153,246	100.0%
Total group annuity reserves (before reinsurance)	153,246	—	—	153,246	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$153,246	$—	$—	$153,246

41

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
At fair value	—	—	7,151	7,151	3.2
Total with adjustment or at fair value	—	—	7,151	7,151	3.2
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$36,470		$—	$36,470	16.3%
Not subject to discretionary withdrawal	179,531	—	—	179,531	80.5
Total deposit-type contract liability (before reinsurance)	216,001	—	7,151	223,152	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$216,001	$—	$7,151	$223,152
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

42

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	78,973	78,973	79,057	—	—	—
Universal life with secondary guarantees	164,717	197,733	232,213	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	158	165	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	63,042	63,042	63,042
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	243,690	276,864	311,435	63,042	63,042	63,042
Reinsurance Ceded	—	—	2,238	—	—	—
Net life reserves	$243,690	$276,864	$309,197	$63,042	$63,042	$63,042
43

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has the ability to conduct business activity (borrowings) with the FHLB. The Company’s strategy is to utilize FHLB funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $238.3 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts. Based on this borrowing capacity, the Company has $163.8 million in short-term unused commitments at December 31, 2025.

	December 31
	2025	2024
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$5,115	$4,712
Membership stock - Class B	—	—
Activity stock	3,353	2,021
Excess stock	1,277	808
Aggregate total	$9,745	$7,541
Actual or estimated borrowing capacity as determined by the insurer	$238,271	$200,000

Collateral Pledged to FHLB – General Account:

	2025				2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$307,586	$308,348	$74,500	XXX	$180,885	$191,132	$44,900	XXX
Maximum during reporting period	311,534	313,050	XXX	125,840	200,190	212,660	XXX	53,500

Borrowing from FHLB - General Account:

	2025			2024
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$74,500	$74,575	$145,817	$44,900	$44,986
Debt	—	XXX	—	—	XXX
Aggregate total	$74,500	$74,575	$145,817	$44,900	$44,986
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
44

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. These guaranteed rate options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value. The fixed investment options within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, and a death benefit that is adjusted annually to the current account value. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $1.0 million, $1.3 million, $1.2 million, $1.0 million and $1.2 million in 2025, 2024, 2023, 2021, and 2020, respectively. The Company’s general account paid $0.1 million, $0.1 million, $0.2 million, $0.1 million and $0.1 million towards separate account guarantees in 2025, 2024, 2023, 2021, and 2020, respectively.
45

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2025, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$32,196	$36,979	$2,837	$72,012

Reserves for separate accounts with assets at:
Fair value	$—	$—	$374,947	$374,947
Amortized cost	703,304	406,854	—	1,110,158
Total reserves	$703,304	$406,854	$374,947	$1,485,105

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$703,304	$406,854	$—	$1,110,158
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	374,947	374,947
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	703,304	406,854	374,947	1,485,105
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$703,304	$406,854	$374,947	$1,485,105

46

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2025, is presented below:

2025
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$69,865
Transfers from separate accounts	198,462
Net transfers to (from) separate accounts	(128,597)

Reconciling adjustments:
Policy deductions and other expenses	56
Change in surplus in separate accounts	(2,366)
Other account adjustments	1,884
Transfers as reported in the Summary of Operations of the Company	$(129,023)

47

Supplementary Information

48

Place Holder for EY Letter
49

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$267
Other debt securities (unaffiliated)	225,523
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	1,883
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	4,176
Common stocks of affiliates	911
Mortgage loans	10,991
Real estate	—
Premium notes, policy loans and liens	3,166
Cash on hand and on deposit	1,060
Short-term investments	—
Other invested assets	3,718
Derivative instruments	—
Aggregate write-ins for investment income	(16)
Gross investment income	$251,678

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	234,110
Mezzanine real estate loan	—
Total mortgage loans	$234,110

Mortgage loans by standing (book value):
Good standing	$234,110
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$131,227
Collateral loans	$—
Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$77,446

50

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$365,379
Over 1 year through 5 years	2,403,205
Over 5 years through 10 years	918,401
Over 10 years through 20 years	436,069
Over 20 years	262,125
No maturity date	—
Total by maturity	$4,385,179

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$2,367,410
NAIC 2	1,762,841
NAIC 3	203,573
NAIC 4	45,811
NAIC 5	514
NAIC 6	5,030
Total by class	$4,385,179
Total debt securities publicly traded	$1,673,012
Total debt securities privately placed	$2,712,167

Preferred stocks (statement value)	$39,717
Common stocks (market value)	$226,985
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$26,545
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(4,125)

Life insurance in-force:
Industrial	$—
Ordinary	$320,857
Credit life	$—
Group life	$132,887

Amount of accidental death insurance in-force under ordinary policies	$—

51

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$10
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$6,459
Ordinary – involving life contingencies:
Amount of income payable	$12,064
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$64,570
Deferred – fully paid – account balance	$4,436,775
Deferred – not fully paid – account balance	$—
Group:
Amount of income payable	$12,625
Fully paid – account balance	$—
Not fully paid – account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$—
Group	$2
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$111,045
Dividend accumulations – account balance	$—

52

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

53

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIS

54

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
55

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
56

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
57

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
58

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
59

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
60

National Integrity Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the New York Department of Financial Services, Division of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.

61

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 20, 2026

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,915,499	$3,009,144
Preferred and common stocks	716,437	752,336
Investments in common stocks of subsidiaries	5,122,817	4,789,807
Mortgage loans	51,412	53,037
Policy loans	142,341	142,838
Real estate:
Properties held for the production of income	686	496
Properties occupied by the Company	26,756	23,040
Cash, cash equivalents and short-term investments	254,980	132,777
Receivable for securities	1,004	171
Other invested assets	2,735,024	2,540,163
Total cash and invested assets	11,966,956	11,443,809

Investment income due and accrued	41,052	40,604
Premiums deferred and uncollected	45,552	46,609
Current federal income taxes recoverable	109,029	111,876
Receivables from parent, subsidiaries and affiliates	49,899	28,010
Other admitted assets	20,665	18,739
Separate account assets	1,329,064	1,214,528
Total admitted assets	$13,562,217	$12,904,175

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,870,386	$2,853,065
Accident and health reserves	147,695	146,066
Liability for deposit-type contracts	157,480	165,116
Policy and contract claims	40,712	46,954
Dividends payable to policyholders	33,436	33,900
Premiums received in advance	3,168	3,275
Total policy and contract liabilities	3,252,877	3,248,376

General expense due and accrued	66,625	75,022
Net deferred income tax liability	29,562	16,065
Transfer to (from) separate accounts due and accrued, net	(18)	(6)
Asset valuation reserve	461,390	392,287
Interest maintenance reserve	35,700	40,607
Other liabilities	479,691	461,452
Liability for postretirement benefits other than pensions	73,621	77,255
Payable for securities lending	133,159	111,893
Separate account liabilities	1,329,064	1,214,528
Total liabilities	5,861,671	5,637,479

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,933	995,788
Paid-in surplus	802,103	802,103
Accumulated surplus	5,900,010	5,466,305
Total capital and surplus	7,700,546	7,266,696
Total liabilities and capital and surplus	$13,562,217	$12,904,175
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$198,820	$199,298	$212,486
Net investment income	391,521	677,438	590,763
Considerations for supplementary contracts with life contingencies	84	—	—
Amortization of the interest maintenance reserve	6,805	6,408	6,812
Commissions and expenses on reinsurance ceded	1,112	1,081	1,075
Other revenues	1,183	121	336
Total premiums and other revenues	599,525	884,346	811,472

Benefits paid or provided:
Death benefits	128,012	127,921	129,169
Annuity benefits	52,364	48,616	117,163
Disability and accident and health benefits	10,517	10,603	11,899
Surrender benefits	51,592	52,143	46,428
Payments on supplementary contracts with life contingencies	160	195	202
Other benefits	2,500	2,215	3,489
Increase in policy reserves and other policyholders’ funds	24,152	28,004	42,911
Total benefits paid or provided	269,297	269,697	351,261

Insurance expenses and other deductions:
Commissions	18,408	15,691	16,784
General expenses	167,704	170,899	158,625
Net transfers to (from) separate account	(52,188)	(49,028)	(117,344)
Reserve adjustments on reinsurance assumed	(12)	(38)	(74)
Other deductions	40,823	37,805	42,720
Total insurance expenses and other deductions	174,735	175,329	100,711

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	155,493	439,320	359,500

Dividends to policyholders	39,942	42,300	41,140
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	115,551	397,020	318,360
Federal income tax expense (benefit), excluding tax on capital gains	(39,969)	(26,312)	(47,089)
Gain (loss) from operations before net realized capital gains (losses)	155,520	423,332	365,449
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	44,655	(22,098)	(16,061)
Net income (loss)	$200,175	$401,234	$349,388
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$7,266,696	$7,033,192	$6,901,065
Net income (loss)	200,175	401,234	349,388
Change in net deferred income tax	(2,442)	22,752	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,251; $4,833; ($21,887), respectively)	355,749	2,319	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	1,189	(851)	913
Change in surplus notes	145	144	145
Net change in nonadmitted assets and related items	(77,463)	(115,007)	(19,841)
Change in asset valuation reserve	(69,103)	(64,896)	42,615
Dividends to stockholder	—	(155,000)	(245,000)
Change in unrecognized post retirement benefit obligation	25,600	97,809	28,200
Capital contribution	—	45,000	150,000
Balance, December 31	$7,700,546	$7,266,696	$7,033,192
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$200,596	$201,328	$213,828
Net investment income received	361,979	586,759	488,006
Benefits paid	(256,352)	(250,226)	(317,916)
Net transfers from (to) separate accounts	52,176	49,045	117,331
Commissions and expense paid	(189,673)	(167,432)	(169,178)
Dividends paid to policyholders	(40,406)	(39,587)	(43,947)
Federal income taxes recovered (paid)	37,048	12,654	(18,157)
Other, net	2,293	1,199	1,409
Net cash from (for) operations	167,661	393,740	271,376

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	448,634	484,012	179,708
Preferred and common stocks	313,575	219,933	325,142
Mortgage loans	1,625	1,579	1,182
Real estate	—	469	—
Other invested assets	629,157	499,058	392,898
Net gains (losses) on cash, cash equivalents and short-term investments	(162)	(40)	(34)
Miscellaneous proceeds	308	32,710	2,004
Net proceeds from investments sold, matured or repaid	1,393,137	1,237,721	900,900

Cost of investments acquired:
Debt securities	(374,872)	(698,555)	(124,749)
Preferred and common stocks	(215,133)	(159,990)	(379,334)
Real estate	(7,201)	(2,155)	(2,456)
Other invested assets	(778,288)	(622,079)	(439,178)
Miscellaneous applications	(833)	(896)	(12,988)
Total cost of investments acquired	(1,376,327)	(1,483,675)	(958,705)

Net change in policy and other loans	497	(106)	(239)
Net cash from (for) investments	17,307	(246,060)	(58,044)

Financing activities
Surplus notes, capital notes	—	—	145
Capital and paid in surplus, less treasury stock	—	45,000	150,000
Borrowed funds	(7,883)	(82,495)	60,666
Net deposits on deposit-type contract funds and other insurance liabilities	(7,636)	(9,045)	(9,036)
Dividends paid to stockholder	—	(155,000)	(245,000)
Other cash provided (applied)	(47,246)	32,907	(38,856)
Net cash from (for) financing and miscellaneous sources	(62,765)	(168,633)	(82,081)

Net change in cash, cash equivalents and short-term investments	122,203	(20,953)	131,251
Cash, cash equivalents and short-term investments:
Beginning of year	132,777	153,730	22,479
End of year	$254,980	$132,777	$153,730

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$—	$39,682	$50,000
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$—	$(50,000)
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2025, approximately 68.7% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,758.9 million and $1,766.7 million were allocated to the Closed Block as of December 31, 2025 and 2024, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies as required by GAAP.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $156.8 million and $124.5 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Other invested assets reflect primarily investments in joint ventures, partnerships and limited liability companies. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2025	2024
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.0%	5.3%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.3
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.0	14.7
1980 Commissioners Standard Ordinary, 4% - 6%	39.4	40.1
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	30.5	28.6
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.2
Other, 2-1/2% - 6%	0.8	0.9
	99.2	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.8	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2025 and 2024, reserves of $9.5 million and $10.6 million, respectively, were recorded on in-force amounts of $698.4 million and $735.0 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2025 and 2024. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $129.5 million and $17.9 million (fair value) in the general and separate accounts, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $108.9 million and $7.0 million (fair value) in the general and separate accounts, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
At December 31, 2025 and 2024, the fair value of the total collateral in the general account was $132.8 million and $111.5 million, respectively, all of which was managed by an affiliated agent. The fair value of the total collateral in the separate account was $18.2 million and $7.2 million at December 31, 2025 and 2024, respectively, all of which was managed by an unaffiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	76,825	76,825
31 to 60 days	629	629
61 to 90 days	1,117	1,117
91 to 120 days	6,432	6,433
121 to 180 days	6,383	6,385
181 to 365 days	21,875	21,890
1 to 2 years	6,952	6,965
2 to 3 years	1,500	1,500
Greater than 3 years	11,000	11,000
Total collateral	$132,713	$132,744
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $133.2 million and $18.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. There were no securities reclassified from debt securities to other invested assets.
There were no significant accounting changes in 2024, or 2023.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. (Nestlé). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2025	$283,664	$94,555	$1,014,883	28.0%
2024	378,219	94,555	1,065,422	35.5
The adjusted company surplus as of the last reported period was calculated as follows:

	2025	2024
	(In Thousands)

Company Surplus as of September 30	$7,629,765	$7,311,030
Less September 30 electronic data processing	21,062	16,380
Less September 30 net deferred tax assets	—	—
Less September 30 net positive goodwill	307,303	401,858
Adjusted Company surplus as of September 30	$7,301,400	$6,892,792
Admitted goodwill as a percentage of adjusted surplus	3.9%	5.5%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$47,975	$949	$(82)	$48,842
Non-US sovereign jurisdiction securities	29,073	310	(5,171)	24,212
Municipal bonds - general obligations (direct and guaranteed)	7,910	171	—	8,081
Municipal bonds - special revenue	37,288	1,124	(1,681)	36,731
Corporate bonds	2,647,047	77,963	(193,625)	2,531,385
Single entity backed obligations	10,759	190	(773)	10,176
Subtotal issuer credit obligations	$2,780,052	$80,707	$(201,332)	$2,659,427
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$10	$—	$—	$10
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	808	13	—	821
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	38,247	134	(2,654)	35,727
Non-agency residential mortgage-backed securities	56,683	579	(4,733)	52,529
Non-agency commercial mortgage-backed securities	28,074	28	(2,373)	25,729
Other financial asset-backed securities - self liquidating	11,625	2,317	(68)	13,874
Subtotal asset backed securities	$135,447	$3,071	$(9,828)	$128,690

Total debt securities	$2,915,499	$83,778	$(211,160)	$2,788,117

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $60.4 million and $118.6 million, respectively, and an aggregate fair value of $57.8 million and $114.8 million, respectively. As of December 31, 2025 and 2024, such holdings amounted to 2.1% and 3.9%, respectively, of the Company’s investments in debt securities and 0.4% and 0.9%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$94,420	$979	$(5,996)	$89,403

Common stocks, unaffiliated	$243,864	$203,540	$(3,626)	$443,778
Common stocks, mutual funds	158,126	25,139	(9)	183,256
Common stocks, subsidiaries	3,834,940	1,392,202	(104,325)	5,122,817
	$4,236,930	$1,620,881	$(107,960)	$5,749,851

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067
The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(11,553)	$396,015	$(189,779)	$1,023,062
Asset backed securities	(108)	7,176	(9,720)	85,104
Total debt securities	$(11,661)	$403,191	$(199,499)	$1,108,166

Preferred stocks	$(5,996)	$40,942	$—	$—

Common stocks, unaffiliated	$(3,626)	$54,222	$—	$—
Common stocks, mutual funds	(9)	618	—	—
Total	$(3,635)	$54,840	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total debt securities	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.1% and 12.2% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 376 securities held that are considered temporarily impaired, 281 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 458 securities held that were considered temporarily impaired, 299 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $2.6 million, $0.6 million and $20.1 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:
	$—	$—	$—	$—	$—
Total	XXX	XXX	$—	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$72,221	$72,747
After one through five	269,431	280,497
After five through ten	323,045	332,642
After ten	2,115,355	1,973,541
Mortgage-backed securities/asset-backed securities	135,447	128,690
Total	$2,915,499	$2,788,117
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Proceeds from sales of investments in debt securities during 2025, 2024 and 2023 were $259.2 million, $211.5 million, and $60.6 million; gross gains of $6.5 million, $6.4 million, and $0.6 million and gross losses of $2.3 million, $10.7 million, and $1.5 million were realized on these sales in 2025, 2024 and 2023, respectively.
Proceeds from the sales of investments in equity securities during 2025, 2024 and 2023 were $311.1 million, $313.3 million, and $357.2 million; gross gains of $90.5 million, $45.5 million, and $80.7 million and gross losses of $6.4 million, $1.9 million, and $12.4 million were realized on these sales in 2025, 2024 and 2023, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Realized capital gains (losses)	$52,321	$(21,027)	$(17,404)
Less amount transferred to IMR (net of related taxes (benefits) of $505 in 2025, $(753) in 2024, and $(183) in 2023)	1,898	(2,833)	(689)
Less federal income tax expense (benefit) of realized capital gains (losses)	5,768	3,904	(654)
Net realized capital gains (losses)	$44,655	$(22,098)	$(16,061)
Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Debt securities	$149,991	$144,410	$145,319
Equity securities	186,047	427,980	294,929
Mortgage loans	2,165	2,231	2,273
Real estate	12,168	10,597	10,536
Policy loans	10,578	10,699	10,582
Cash, cash equivalents and short-term investments	4,341	5,915	2,588
Other invested assets	95,426	144,311	195,684
Other	118	233	621
Gross investment income	460,834	746,376	662,532
Investment expenses	69,313	68,938	71,769
Net investment income	$391,521	$677,438	$590,763
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 80.6% of such mortgages, or $41.4 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.5 million. During 2025, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.3 years. The Company's unfunded commitment for these investments is $41.1 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $12.14. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Common stocks, unaffiliated	$443,778	$426,228	$—	$17,550	$—
Common stocks, mutual funds	183,256	183,256	—	—	—
Preferred stocks	89,403	—	66,846	22,557	—
Other invested assets, fixed income residual tranche	20,898	—	20,898	—	—
Separate account assets	1,329,064	859,948	175,168	52,086	241,862
Total assets	$2,066,399	$1,469,432	$262,912	$92,193	$241,862

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025 are as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2025
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$15,117	$—	$2,433	$—	$—	$—	$—	$17,550
Preferred stocks	25,640	—	(4,676)	—	1,593	—	—	22,557
Separate account assets	39,319	—	—	1,153	11,614	—	—	52,086
Total assets	$80,076	$—	$(2,243)	$1,153	$13,207	$—	$—	$92,193

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,593	—	—	—	1,593
Separate account assets	12,400	—	(786)	—	11,614
Total assets	$13,993	$—	$(786)	$—	$13,207

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability )as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total Assets	$26,998	$—	$(3,490)	$—	$23,508
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds:
Issuer credit obligations	$2,780,052	$2,659,427	$47,453	$2,605,974	$6,000	$—
Asset-backed securities	135,447	128,690	—	128,690	—	—
Common stock:
Unaffiliated	443,778	443,778	426,228	—	17,550	—
Mutual funds	183,256	183,256	183,256	—	—	—
Preferred stock	89,403	89,403	—	66,846	22,557	—
Mortgage loans	51,412	49,534	—	—	49,534	—
Cash, cash equivalents and short-term investments	254,980	255,002	255,002	—	—	—
Other invested assets:
Surplus notes	44,873	43,156	—	43,156	—	—
Fixed income residual tranche	20,898	20,898	—	20,898	—	—
Separate account assets	1,329,064	1,329,064	859,948	175,168	52,086	241,862

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,944)	$(1,938)	$—	$—	$(1,938)	$—
Securities lending liability	(133,159)	(133,159)	—	(133,159)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2025, are $1.4 billion and $2.2 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2025	2024
	(In Thousands)
Integrity:
Admitted Assets	$8,512,875	$8,623,981
Liabilities	7,114,261	7,349,809
Statutory Surplus	$1,398,614	$1,274,172
Net Income	$52,420	$118,052

WSLAC:
Admitted Assets	$39,733,479	$35,071,019
Liabilities	37,497,403	33,045,720
Statutory Surplus	$2,236,076	$2,025,299
Net Income	$163,253	$248,976

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $29.1 million, $30.6 million, and $26.0 million in 2025, 2024 and 2023, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $291.2 million and $300.6 million at December 31, 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company had $94.1 million and $217.1 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $503.0 million and $611.2 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., a subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $1,546.3 million and $1,339.4 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, a subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $0.0 million as of December 31, 2025 and 2024, respectively. The loan is in the form of a line of credit that can be drawn up to $250.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In November 2025, the Company received a $100.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
In November 2025, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In August 2025, the Company sold $84.0 million of fixed income securities in exchange for cash to WSLAC. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In July 2025, the Company sold $49.9 million of equity securities in exchange for cash to The Lafayette Life Insurance Company (Lafayette Life).
In April 2025, the Company sold $49.5 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
The Company had $49.9 million and $28.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $0.9 million and $2.8 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $378.3 million and $399.7 million at December 31, 2025 and 2024, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.7 million at December 31, 2025 and 2024, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$205,311	$205,460	$218,455
Assumed premiums:
Affiliates	1,166	1,129	1,074
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,657)	(7,291)	(7,043)
Net premiums	$198,820	$199,298	$212,486
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	4,804	3,814	3,846
Policy and contract liabilities:
Affiliates	378,299	399,724	421,470
Nonaffiliates	35,615	34,169	33,465
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	326	544	118
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2025, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2025, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $109.0 million and $111.9 million at December 31, 2025 and 2024, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$216,821	$8,270	$225,091
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	216,821	8,270	225,091
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	216,821	8,270	225,091
(f)	Deferred tax liabilities	170,139	84,514	254,653
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$46,682	$(76,244)	$(29,562)

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(84,005)	$926	$(83,079)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(84,005)	926	(83,079)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(84,005)	926	(83,079)
(f)	Deferred tax liabilities	(86,166)	16,584	(69,582)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$2,161	$(15,658)	$(13,497)

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,270	$8,270
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,513	—	39,513
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,513	—	39,513
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,139,777
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	177,308	—	177,308
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$216,821	$8,270	$225,091

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$926	$926
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,689	—	12,689
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	12,689	—	12,689
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	93,268
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(96,694)	—	(96,694)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(84,005)	$926	$(83,079)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	865%	881%

		12/31/2025
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$216,821	$8,270
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%
(c)	Net admitted adjusted gross DTAs amount	$216,821	$8,270
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%

		12/31/2024
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(84,005)	$926
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
(c)	Net admitted adjusted gross DTAs amount	$(84,005)	$926
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(40,101)	$(26,492)	$(47,285)
	(b)	Foreign	132	180	196
	(c)	Subtotal	(39,969)	(26,312)	(47,089)
	(d)	Federal income tax on net capital gains	5,768	3,904	(654)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(34,201)	$(22,408)	$(47,743)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,470	31,003	(533)
		(4) Investments	18,937	22,497	(3,560)
		(5) Deferred acquisition costs	20,758	20,126	632
		(6) Policyholder dividends accrual	4,823	3,642	1,181
		(7) Fixed assets	6,769	4,237	2,532
		(8) Compensation and benefits accrual	16,035	114,283	(98,248)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	115,014	101,050	13,964
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,015	3,988	27
		(99) Subtotal	216,821	300,826	(84,005)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	216,821	300,826	(84,005)
	(e)	Capital
		(1) Investments	8,270	7,344	926
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	8,270	7,344	926
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	8,270	7,344	926
	(i)	Admitted deferred tax assets (2d + 2h)	$225,091	$308,170	$(83,079)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$162,565	$155,101	$7,464
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	6,340	6,725	(385)
		(4) Policyholder reserves	—	547	(547)
		(5) Other (including items <5% of total ordinary tax liabilities)	1,234	93,932	(92,698)
		(99) Subtotal	170,139	256,305	(86,166)
	(b)	Capital
		(1) Investments	84,514	67,930	16,584
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	84,514	67,930	16,584
	(c)	Deferred tax liabilities (3a99 + 3b99)	$254,653	$324,235	$(69,582)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(29,562)	$(16,065)	$(13,497)
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$37,191	21.00%	$79,533	21.00%	$63,345	21.00%
Dividends received deduction	(1,871)	(1.06)	(1,131)	(0.30)	(2,781)	(0.93)
Tax credits	(132)	(0.07)	(180)	(0.05)	(195)	(0.06)
Other invested assets and nonadmitted change	(1,766)	(1.00)	1,842	0.49	39,127	12.97
Affiliated income	(34,650)	(19.57)	(85,050)	(22.46)	(57,750)	(19.15)
Nonadmitted pension asset	(12,198)	(6.89)	(28,455)	(7.51)	(34,098)	(11.30)
Return to provision	(22,769)	(12.86)	(10,885)	(2.87)	(37,259)	(12.35)
Other	4,436	2.52	(834)	(0.23)	(6,556)	(2.17)
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%

Federal and foreign taxes incurred	$(34,201)	(19.31)%	$(22,408)	(5.92)%	$(47,743)	(15.83)%
Change in net deferred income taxes	2,442	1.38	(22,752)	(6.01)	11,576	3.84
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%
At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future capital losses is $0.0 million, $3.9 million, and $0.0 million from 2025, 2024 and 2023, respectively.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $770.1 million by the end of 2026 without seeking prior regulatory approval based on capital and surplus of $7,700.5 million at December 31, 2025.
The Company currently has the following outstanding surplus notes:

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	2025	2024
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$498,032	$497,946
2021 Notes, 3.75% interest rate, due 2061	497,901	497,842
Total carrying value of surplus notes	$995,933	$995,788

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2025 and 2024, respectively. Life-to-date interest expense recognized December 31, 2025, was $264.1 million. There has been no principal paid as of December 31, 2025. As of December 31, 2025, there was unapproved interest of $3.2 million related to 2025 that will come due in 2026. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2025, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $474.5 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and Lafayette Life, an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$45,098	$—	$—	$45,098	95.1%
Not subject to discretionary withdrawal	2,309	—	—	2,309	4.9
Total individual annuity reserves (before reinsurance)	47,407	—	—	47,407	100.0%
Reinsurance ceded	44,437	—	—	44,437
Net individual annuity reserves	$2,970	$—	$—	$2,970

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,807	$—	$1,310,659	$1,312,466	100.0%
Total group annuity reserves (before reinsurance)	1,807	—	1,310,659	1,312,466	100.0%
Reinsurance ceded	1,807	—	—	1,807
Net group annuity reserves	$—	$—	$1,310,659	$1,310,659

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$172,633	$—	$—	$172,633	98.5%
Not subject to discretionary withdrawal	2,715	—	—	2,715	1.5
Total deposit-type contract liability (before reinsurance)	175,348	—	—	175,348	100.0%
Reinsurance ceded	17,868	—	—	17,868
Total deposit-type contract liability	$157,480	$—	$—	$157,480
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,802	3,160,052	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,588	XXX	XXX	—
Disability - active lives	XXX	XXX	3,485	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,898	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,802	3,183,023	—	—	—
Reinsurance Ceded	—	—	315,607	—	—	—
Net life reserves	$—	$2,832,802	$2,867,416	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$833,406	$874,864	$77,255	$93,059
Service cost	19,554	22,812	24	46
Interest cost	44,913	42,679	3,839	3,848
Contribution by plan participants	—	—	4,250	4,611
Actuarial (gain) loss	32,804	(55,528)	(1,812)	(12,496)
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$878,643	$833,406	$73,621	$77,255

Change in plan assets:
Fair value of plan assets at beginning of year	$1,207,335	$1,113,295	$—	$—
Actual return on plan assets	155,358	145,461	—	—
Employer contribution	—	—	5,685	7,202
Plan participants’ contributions	—	—	4,250	4,611
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,310,659	$1,207,335	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$432,016	$373,929	$(73,621)	$(77,255)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$432,016	$373,929	$(73,621)	$(77,255)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$814,976	$767,401	$73,621	$77,255

*Nonadmitted if overfunded

	Pension Benefits
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$19,554	$22,812	$20,373
Interest cost	44,913	42,679	45,899
Expected return on plan assets	(88,555)	(81,521)	(75,560)
Amount of recognized gains and losses	—	—	4,173
Amount of prior service cost recognized	531	531	531
Total net periodic benefit cost (benefit)	$(23,557)	$(15,499)	$(4,584)

	Postretirement Medical
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$24	$46	$79
Interest cost	3,839	3,848	4,719
Amount of recognized gains and losses	(4,523)	(13,196)	(11,306)
Amount of prior service cost recognized	—	—	—
Total net periodic benefit cost (benefit)	$(660)	$(9,302)	$(6,508)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$(18,022)	$101,977	$(61,893)	$(62,593)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(33,999)	(119,468)	(1,812)	(12,495)
Net gain and loss recognized	—	—	4,522	13,195
Items not yet recognized as a component of net periodic cost - current year	$(52,552)	$(18,022)	$(59,183)	$(61,893)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.73%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.64%	5.72%	5.39%	5.62%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $432.0 million and $373.9 million at December 31, 2025 and 2024, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 5.72% at December 31, 2024, to 5.64% at December 31, 2025. This resulted in a $12.7 million increase in the pension benefit obligation in 2025. The discount rate was increased from 5.13% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024.
The Company’s mortality assumption for plan participants, including future mortality improvements, is generally derived from tables published by the Society of Actuaries (SOA). As of December 31, 2025, the mortality assumptions for active and retired participants were updated to the SOA white collar tables. The change to the mortality assumption resulted in a $21.7 million increase in the pension benefit obligation in 2025.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2025 and 2024, and the target allocation for 2025 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2025	2025	2024
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	16
Short-term investments	2	—	—
Other	25	19	19
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2025:
Debt securities:
Issuer credit obligations	$186,120	$32,723	$152,011	$1,386
Asset-backed securities	11,550	—	11,550	—
Equity securities:
Common equity	686,357	637,280	49,077	—
Mutual funds	163,056	163,056	—	—
Preferred stock	—	—	—	—
Other invested assets:
Private equity and fixed income funds	192,785	—	192,785	—
Surplus notes	9,107	—	9,107	—
Real estate	50,700	—	—	50,700
Other assets	29,389	26,889	2,500	—
Total plan assets	$1,329,064	$859,948	$417,030	$52,086
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2025, a 5.275% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2026. The rate was assumed to decrease gradually to 4.75% for 2033 and remain at that level thereafter.
At December 31, 2025, the assets of the Company’s pension include approximately $51.7 million invested in the Touchstone Family of Funds, which are administered by the Company, and $221.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

As of December 31, 2025, future benefit payments for the pension plan are expected as follows (in millions):

2026	$55.2
2027	56.3
2028	57.4
2029	58.4
2030	59.4
Five years thereafter	310.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2026	$6.8
2027	6.5
2028	6.2
2029	6.1
2030	6.0
Five years thereafter	27.1
The Company did not make any contributions to the pension plan in 2025 and 2024. The Company does not expect to make contributions to the pension plan during 2026.
The Company made contributions to the postretirement medical plan of $5.7 million in 2025 and expects to contribute $58.7 million between 2026 and 2035, inclusive. The Company received no subsidies in 2025. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $6.3 million, $5.9 million, and $5.7 million for 2025, 2024 and 2023, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,088	$253
Ordinary renewal	60,881	44,573
Accident and health renewal	307	269
Assumed investment type-contracts	457	457
Total	$64,733	$45,552

Supplementary Information

Place Holder for EY Letter

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$1,362
Other debt securities (unaffiliated)	148,629
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	3,897
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	16,563
Common stocks of affiliates	165,587
Mortgage loans	2,165
Real estate	12,168
Premium notes, policy loans and liens	10,578
Cash on hand and on deposit	4,242
Short-term investments	99
Other invested assets	95,426
Derivative instruments	—
Aggregate write-ins for investment income	118
Gross investment income	$460,834

Real estate owned (book value less encumbrances)	$27,442

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	51,412
Mezzanine real estate loan	—
Total mortgage loans	$51,412

Mortgage loans by standing (book value):
Good standing	$51,412
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$2,735,024
Collateral loans	$—

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$5,144,047

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$174,604
Over 1 year through 5 years	316,929
Over 5 years through 10 years	381,525
Over 10 years through 20 years	922,183
Over 20 years	1,211,992
No maturity date	—
Total by maturity	$3,007,233

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,670,801
NAIC 2	1,275,988
NAIC 3	34,176
NAIC 4	15,763
NAIC 5	10,505
NAIC 6	—
Total by NAIC designation	$3,007,233
Total debt securities publicly traded	$2,290,469
Total debt securities privately placed	$716,764

Preferred stocks (statement value)	$89,403
Common stocks (market value)	$5,749,851
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(18,434)

Life insurance in-force:
Industrial	$301,928
Ordinary	$10,191,085
Credit life	$—
Group life	$854,369

Amount of accidental death insurance in-force under ordinary policies	$1,097,634

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$32,191
Ordinary	$1,511,514
Credit life	$—
Group life	$699,497

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,031
Amount of income payable	$131
Ordinary – involving life contingencies:
Amount of income payable	$83
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$76
Deferred–fully paid–account balance	$1,944
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$—
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$21,079
Group	$46,323
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$10,592
Dividend accumulations – account balance	$144,337

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$3,665
2024	$5,292
2023	$4,932
2022	$6,633
2021	$14,236
Prior	$18,173
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH- SIS

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.